As filed with the U.S. Securities and Exchange Commission on April 23, 2020

Registration Nos.

033-57320

811-06025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 33

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 98

Metropolitan Life Separate Account UL

(Exact Name of Registrant)

Metropolitan Life Insurance Company

(Name of Depositor)

200 Park Avenue

New York, NY 10166

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number including Area Code (212) 578-9500

Stephen W. Gauster, Esq.

Executive Vice President and General Counsel Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(Name and address of agent for service)

Copy to:

W. Thomas Conner

Vedder Price P.C. 1401 I Street, N.W.

Suite 1100

Washington, D.C. 20005

Approximate Date of Proposed Public Offering:

on May 1, 2020 or as soon thereafter as practicable

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2020 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

METROPOLITAN LIFE INSURANCE COMPANY

METROPOLITAN LIFE SEPARATE ACCOUNT UL

MetFlex

Flexible Premium Variable Life Insurance Policies

Supplement dated May 1, 2020

to

Prospectus dated May 1, 2020

This supplement is prepared for Policy Owners of MetFlex C and MetFlex Policies issued prior to January 1, 2009. It describes certain differences in the charges imposed under your Policy and the charges described in the Fee Table of the current MetFlex Exec prospectus. You should read and retain this supplement.

MetFlex C Policies

For MetFlex C Policies issued on or after May 1, 1996 and before August 1, 2000, the current sales charge imposed in Policy years 1 to 10 is up to 9% of the annual target premium paid, and the current administrative charge imposed is up to 1.05% of the annual target premium paid.

For MetFlex C Policies issued before January 1, 2009, the current charge for cost of insurance for coverage under the term benefit ranges from $0.03 to $13.93 per $1,000 of the term insurance amount. The maximum charge for cost of insurance for coverage under both the base Policy and the term benefit ranges from $0.09 to $30.45 per $1,000 of term insurance amount.

For MetFlex C Policies, the current mortality and expense risk charge is 0.48% in Policy years 1 to 9, 0.36% in Policy years 10 to 20, and 0.30% thereafter.

For MetFlex C Policies issued on or after November 5, 2001 and before February 1, 2004 with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal in the first seven Policy years, we will refund the amounts shown in Table B below:

Table B

Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	75%
2	90%	50%
3	75%	25%
4	60%	None
5	45%	None
6	30%	None
7	15%	None
8 and later	None	None

*	The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.

MetFlex Policies

For MetFlex Policies issued on or after September 1, 1993 and before January 1, 2009, there is no current sales charge and the maximum sales charge imposed is 1.0% of annual target premium paid in all Policy years. The current administrative charge is up to 1.05% of annual target premium paid in any Policy year and the maximum administrative charge is up to 1.05% of all premiums paid in all Policy years.

For MetFlex Policies issued before January 1, 2009, the maximum cost of term insurance charge ranges from $0.09 to $30.45 per $1,000 of the term insurance amount. The current mortality and expense risk charge is 0.60% in Policy years 1 to 9 and 0.30% thereafter.

THIS PAGE INTENTIONALLY LEFT BLANK.

PROSPECTUS

FOR

MetFlex

A Flexible Premium Variable Life Insurance Policy (“Policy”)

Issued by

Metropolitan Life Insurance Company (“MetLife”)

May 1, 2020

This Prospectus provides you with important information about MetLife’s MetFlex Policies. However, this Prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.

The Policy is designed to provide:

•	Life insurance coverage

•	Flexible premium payments

•	A choice among three death benefit options

•	A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs

You may allocate premium payments to and transfer cash value among a fixed interest account (“Fixed Account”) and the Metropolitan Life Separate Account UL Divisions (Divisions maybe referred to as “Investment Divisions” in your Policy and marketing materials) which invest in the following corresponding portfolios (“Portfolios”):

AB Variable Products Series Fund, Inc. — Class B

AB VPS Global Thematic Growth Portfolio

AB VPS Intermediate Bond Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Comstock Fund — Series II

Invesco V.I. International Growth Fund — Series I

American Funds Insurance Series® — Class 2

American Funds Growth Fund

American Funds High-Income Bond Fund

American Funds International Fund

American Funds U.S. Government/AAA-Rated Securities Fund

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio — Class B

Brighthouse Small Cap Value Portfolio — Class B

Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B

Brighthouse/Wellington Large Cap Research Portfolio — Class A

Clarion Global Real Estate Portfolio — Class A

Harris Oakmark International Portfolio — Class A

Invesco Global Equity Portfolio — Class A (formerly Oppenheimer Global Equity Portfolio)

Invesco Small Cap Growth Portfolio — Class B

JPMorgan Small Cap Value Portfolio — Class A

Loomis Sayles Growth Portfolio — Class A (formerly ClearBridge Aggressive Growth Portfolio)

MFS® Research International Portfolio — Class B

Morgan Stanley Discovery Portfolio — Class A

PIMCO Inflation Protected Bond Portfolio — Class A

PIMCO Total Return Portfolio — Class A

T. Rowe Price Large Cap Value Portfolio — Class A

Victory Sycamore Mid Cap Value Portfolio — Class A

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio — Class A

BlackRock Bond Income Portfolio — Class A

BlackRock Capital Appreciation Portfolio — Class A

BlackRock Ultra-Short Term Bond Portfolio — Class A

Brighthouse Asset Allocation 20 Portfolio — Class B

Brighthouse Asset Allocation 40 Portfolio — Class B

Brighthouse Asset Allocation 60 Portfolio — Class B

Brighthouse/Artisan Mid Cap Value Portfolio — Class B

Brighthouse/Wellington Balanced Portfolio — Class A

Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A

Frontier Mid Cap Growth Portfolio — Class A

Jennison Growth Portfolio — Class A

Loomis Sayles Small Cap Core Portfolio — Class A

MetLife Aggregate Bond Index Portfolio — Class A

MetLife Mid Cap Stock Index Portfolio — Class A

MetLife MSCI EAFE® Index Portfolio — Class A

MetLife Russell 2000® Index Portfolio — Class A

MetLife Stock Index Portfolio — Class A

MFS® Total Return Portfolio — Class B

MFS® Value Portfolio — Class A

Neuberger Berman Genesis Portfolio — Class A

T. Rowe Price Large Cap Growth Portfolio — Class A

T. Rowe Price Small Cap Growth Portfolio — Class A

Western Asset Management Strategic Bond Opportunities Portfolio — Class A

Fidelity® Variable Insurance Products

Asset Manager: Growth Portfolio — Service Class

Contrafund® Portfolio — Service Class

Equity-Income Portfolio — Service Class

Freedom 2020 Portfolio — Initial Class

Freedom 2025 Portfolio — Initial Class

Government Money Market Portfolio — Initial Class

High Income Portfolio — Initial Class

Investment Grade Bond Portfolio — Service Class

Mid Cap Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Mutual Global Discovery VIP Fund — Class 2

Templeton Foreign VIP Fund — Class 1

Templeton Global Bond VIP Fund — Class 1

Goldman Sachs Variable Insurance Trust — Institutional Shares

Goldman Sachs Small Cap Equity Insights Fund

Janus Aspen Series

Janus Henderson Balanced Portfolio — Service Shares

Janus Henderson Enterprise Portfolio — Service Shares

Janus Henderson Forty Portfolio — Service Shares

Janus Henderson Research Portfolio — Institutional Shares

MFS® Variable Insurance Trust — Service Class

MFS® Global Equity Series

MFS® New Discovery Series

MFS® Variable Insurance Trust II — Service Class

MFS® High Yield Portfolio

Morgan Stanley Variable Insurance Fund, Inc. — Class I

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

PIMCO Variable Insurance Trust — Administrative Class

PIMCO All Asset Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Long-Term U.S. Government Portfolio

PIMCO Low Duration Portfolio

Pioneer Variable Contracts Trust — Class I

Pioneer Mid Cap Value VCT Portfolio

Putnam Variable Trust — Class IB

Putnam VT International Value Fund

Royce Capital Fund — Investment Class

Royce Micro-Cap Portfolio Royce Small-Cap Portfolio

Certain Portfolios have been subject to a name change. Please see Appendix A — “Additional Information Regarding the Portfolios.”

Separate prospectuses for AB Variable Products Series Fund, Inc., AIM Variable Insurance Funds (Invesco Insurance Funds), American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Morgan Stanley Variable Insurance Fund, Inc., PIMCO Variable Insurance Trust, Pioneer Variable Contracts Trust, Putnam Variable Trust and the Royce Capital Fund (each a “Portfolio”) are available from us by calling 1-877-638-3932. They describe in greater detail an investment in the portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Portfolio. Keep these prospectuses for future reference. We do not guarantee how any of the Portfolios will perform.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report. If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Administrative Office. If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

Contacting Us

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at your Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. To avoid delays, such requests, instructions and notifications generally must be received by us in “good order” (see “Good Order” below). These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests; or changing your premium allocations. Your Designated Office is MetLife—SBR, 501 Route 22, Bridgewater, NJ 08807. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

Good Order. A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions about the procedures and requirements for any requests, instructions or notifications, you should contact us or your sales representative before submitting the form or request.

Summary of Benefits and Risks

This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy. Metropolitan Life Insurance Company (“MetLife”) issues the Policies. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes.

Policy Benefits

Premium Payment Flexibility. The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value. Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.

Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.

Death Benefit Options. Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the Policy Cash Value at the date of death.

Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its Cash Surrender Value.

Tax Advantages. In general, you will not pay income taxes on any cash value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code (the “Code”), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.

Term Rider. This rider provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see “Optional Rider Benefits—Term Benefit.”

Other Optional Rider Benefits. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.

Risks of a Policy.

This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Portfolios discuss the risks associated with investment in the Portfolio described therein. Each of the Divisions that is available to you under the Policy invests solely in a corresponding “Portfolio” of a Fund.

Investment Risk. MetLife does not guarantee the investment performance of the Divisions and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy’s cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy’s cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate. For policies issued on and after January 1, 2020, the guaranteed minimum annual effective rate is 1%. (For policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.).

Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future.

Risk of Policy Termination. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.

Policy Charge and Expense Increase. We have the right to increase certain Policy charges.

Tax Law Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. The insurance proceeds payable upon death of the insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The guidance, however, is not entirely clear in certain circumstances, for example, with respect to Policies issued on a substandard risk basis. In general, you should not be deemed to be in receipt of any portion of your Policy’s cash value until there is an actual distribution from the Policy. Although the Beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.

If you pay more than a certain amount of premiums, you may cause your Policy to become a “modified endowment contract.” If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.

Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.

Other Matters. The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges set forth in the first two tables may vary by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy Owner. In addition to the following tables, certain charges that we don’t currently impose (but which we have the right to impose on your Policy in the future) are described under “Charges and Deductions—Other Charges,” further back in this Prospectus.

In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand columns of the first three tables below.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the Divisions or the Fixed Account.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct

Sales Charge[1,2]	On payment of premium	Policy Years 1 to 10, up to 6.5% of annual target premium paid	Policy Years 1 to 10, up to 9% of annual target premium paid

		Policy Years 11 and later, up to 3% of annual target premium paid	Policy Years 11 and later, same as Current Amount for those years

		0% on premiums paid in excess of annual target premium in all Policy years	0% on premiums paid in excess of annual target premium in all Policy years

Charge for average expected state and local taxes attributable to premiums	On payment of premium	2.25% of each premium payment	Same as Current Amount

Charge for expected federal taxes attributable to premiums	On payment of premium	1.2% of each premium payment	Same as Current Amount

Administrative Charge[1]	On payment of premium	Policy Years 1 to 10, up to 0.55% of annual target premium paid	Up to 1.05% of annual target premium paid in all Policy years

		Policy Years 11 and later, up to 1.05% of annual target premium paid	0.05% of premiums paid in excess of annual target premium in all Policy years

0.05% on premiums paid in excess of annual target premium in all Policy years

Transfer Fee	On transfer of cash value among Divisions or to or from the Fixed Account	Not currently charged	$25 per transfer

Interim Term Insurance Benefit[3] (applies only if you elected rider at issue)	On payment of first premium if rider is elected	Highest: $33.79 per $1,000 of term insurance amount	Highest: $33.82 per $1,000 of term insurance amount

Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.03 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct

Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.15 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount

Enhanced Cash Surrender Value Rider[4]	On premium payments made during the first five Policy years	0.25% of each premium payment made during the first five Policy years	Same as Current Amount

Underwriting Charge (applies only if you request an increase in your specified face amount)	On face amount increase	Not currently charged	Up to $3 per $1,000 of increase

[1]	See “Charges and Deductions—Annual Target Premium” for a detailed discussion of the determination of the annual target premium.

[2]

For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first five Policy years, we will refund any sales charges deducted within 365 days prior to the date the request is received at your Designated Office. The Refund of Sales Charge Rider was not available in New Jersey prior to January 24, 2020.

[3]

This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

[4]

For Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table A below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Code. This rider is subject to state approval.

Table A

Policy Year of Full Cash Withdrawal	Portion of Cumulative Premium Charges to be Refunded*	Portion of Cost of Term Insurance Charges Deducted during Policy Year of Full Cash Withdrawal to be Refunded
1	100%	95%
2	95%	85%
3	90%	75%
4	85%	65%
5	80%	55%
6	75%	45%
7	70%	35%
8	65%	25%
9	60%	15%
10	55%	5%
11 and later	None	None

*	The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.

Periodic Charges Other Than Portfolio Operating Expenses

These tables describe other fees and expenses that you will pay periodically during the time that you own the Policy not including the fees and expenses of the Portfolios.

Periodic Charges

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount We Can Deduct

Cost of Term Insurance for coverage under base policy1,[2]	On each monthly anniversary of the Policy	Highest: $33.79 per $1,000 of term insurance amount	Highest: $35.30 per $1,000 of term insurance amount

Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.03 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount

Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.15 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount

Cost of Term Insurance for coverage under the term benefit1,[2]	On each monthly anniversary of the Policy	Highest: $25.34 per $1,000 of term insurance amount	Highest: $33.82 per $1,000 of term insurance amount

Highest and Lowest Charge Among All Possible Insureds		Lowest: $0.02 per $1,000 of term insurance amount	Lowest: $0.03 per $1,000 of term insurance amount

Charge for male, issue age 47, nonsmoker, Guaranteed Issue underwriting class		$0.11 per $1,000 of term insurance amount	$0.27 per $1,000 of term insurance amount

Mortality and Expense Risk Charge[3]	On each monthly anniversary of the Policy	Effective annual rate of 0.40% of the cash value in the Separate Account.	Effective annual rate up to 0.90%

We intend to reduce this charge after Policy year 9 to 0.20% and after Policy year 20 to 0.10%.

Loan Interest Spread[4]	Annually (or on loan termination, if earlier)	Annual rate of 0.25% of the loan amount	Annual rate of 2% of the loan amount

[1]

The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See “Charges and Deductions—Cost of Term Insurance” for a more detailed discussion of factors affecting this charge. For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $0.09 to $30.45 per $1,000 of term insurance amount. For Policies issued from January 1, 2009 through December 31, 2019, the maximum cost of insurance charge ranges from $0.04 to $35.30 per $1,000 of term insurance amount.

[2]

This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.

[3]

We are waiving the following amounts of the Mortality and Expense Risk Charge: 0.08% for the Division investing in the Brighthouse/Wellington Large Cap Research Portfolio; and an amount equal to the underlying portfolio expenses that are in excess of 0.91% for the Division investing in the Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A), in excess of 1.34% for the Division investing in the Brighthouse/Artisan Mid Cap Value Portfolio (Class B), in excess of 1.15% for the Division investing in the Brighthouse Small Cap Value Portfolio (Class B), and in excess of 0.62% for the Division investing in the Invesco Global Equity Portfolio (Class A).

[4]

We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

Portfolio Operating Expenses

Each of the Portfolios pays an investment management fee to its investment manager. Each of the Portfolios also incurs other direct expenses (see the applicable Portfolio Prospectus and the Statement of Additional Information referred to therein for each Portfolio). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Portfolio that correspond to the Separate Account Divisions you are using. Most of the Portfolios offer various classes of shares, each of which has a different level of expenses, only one of which is available under a Policy. The available class of each Portfolio is specified in the expense table below and on the front cover pages of the Prospectus.

The first table below shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2019.

Minimum and Maximum Total Annual Portfolio Operating Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.26%	2.27%

Portfolio Fees and Expenses

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
AB Variable Products Series Fund, Inc. — Class B
AB VPS Global Thematic Growth Portfolio	0.75%	0.25%	0.29%	—	1.29%	0.05%	1.24%
AB VPS Intermediate Bond Portfolio	0.45%	0.25%	0.82%	—	1.52%	0.01%	1.51%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Comstock Fund — Series II	0.57%	0.25%	0.17%	0.02%	1.01%	0.01%	1.00%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Invesco V.I. International Growth Fund — Series I	0.71%	—	0.18%	0.01%	0.90%	—	0.90%
American Funds Insurance Series® — Class 2
American Funds Growth Fund	0.32%	0.25%	0.04%	—	0.61%	—	0.61%
American Funds High-Income Bond Fund	0.47%	0.25%	0.04%	—	0.76%	—	0.76%
American Funds International Fund	0.49%	0.25%	0.06%	—	0.80%	—	0.80%
American Funds U.S. Government/AAA-Rated Securities Fund	0.34%	0.25%	0.04%	—	0.63%	—	0.63%
Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio — Class B	0.07%	0.25%	0.02%	0.66%	1.00%	—	1.00%
Brighthouse Small Cap Value Portfolio — Class B	0.75%	0.25%	0.04%	0.11%	1.15%	0.01%	1.14%
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B	0.92%	0.25%	0.09%	—	1.26%	0.10%	1.16%
Brighthouse/Wellington Large Cap Research Portfolio — Class A	0.56%	—	0.03%	—	0.59%	0.04%	0.55%
Clarion Global Real Estate Portfolio — Class A	0.62%	—	0.05%	—	0.67%	0.04%	0.63%
Harris Oakmark International Portfolio — Class A	0.77%	—	0.05%	—	0.82%	0.03%	0.79%
Invesco Global Equity Portfolio — Class A	0.66%	—	0.04%	—	0.70%	0.11%	0.59%
Invesco Small Cap Growth Portfolio — Class B	0.85%	0.25%	0.04%	—	1.14%	0.08%	1.06%
JPMorgan Small Cap Value Portfolio — Class A	0.78%	—	0.07%	—	0.85%	0.10%	0.75%
Loomis Sayles Growth Portfolio — Class A	0.57%	—	0.02%	—	0.59%	0.02%	0.57%
MFS® Research International Portfolio — Class B	0.70%	0.25%	0.04%	—	0.99%	0.10%	0.89%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Morgan Stanley Discovery Portfolio — Class A	0.64%	—	0.04%	—	0.68%	0.02%	0.66%
PIMCO Inflation Protected Bond Portfolio — Class A	0.48%	—	0.94%	—	1.42%	—	1.42%
PIMCO Total Return Portfolio — Class A	0.48%	—	0.38%	—	0.86%	0.03%	0.83%
T. Rowe Price Large Cap Value Portfolio — Class A	0.57%	—	0.02%	—	0.59%	0.05%	0.54%
T. Rowe Price Mid Cap Growth Portfolio — Class B*	0.75%	0.25%	0.03%	—	1.03%	—	1.03%
Victory Sycamore Mid Cap Value Portfolio — Class A	0.65%	—	0.04%	—	0.69%	0.09%	0.60%
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	0.79%	—	0.05%	—	0.84%	0.12%	0.72%
BlackRock Bond Income Portfolio — Class A	0.34%	—	0.05%	—	0.39%	—	0.39%
BlackRock Capital Appreciation Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.09%	0.63%
BlackRock Ultra-Short Term Bond Portfolio — Class A	0.35%	—	0.04%	—	0.39%	0.02%	0.37%
Brighthouse Asset Allocation 20 Portfolio — Class B	0.10%	0.25%	0.03%	0.63%	1.01%	0.03%	0.98%
Brighthouse Asset Allocation 40 Portfolio — Class B	0.06%	0.25%	—	0.63%	0.94%	—	0.94%
Brighthouse Asset Allocation 60 Portfolio — Class B	0.05%	0.25%	—	0.64%	0.94%	—	0.94%
Brighthouse/Artisan Mid Cap Value Portfolio — Class B	0.82%	0.25%	0.04%	—	1.11%	0.08%	1.03%
Brighthouse/Wellington Balanced Portfolio — Class A	0.46%	—	0.07%	—	0.53%	—	0.53%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.12%	0.60%
Frontier Mid Cap Growth Portfolio — Class A	0.71%	—	0.04%	—	0.75%	0.02%	0.73%
Jennison Growth Portfolio — Class A	0.60%	—	0.02%	—	0.62%	0.08%	0.54%
Loomis Sayles Small Cap Core Portfolio — Class A	0.90%	—	0.07%	0.01%	0.98%	0.09%	0.89%
MetLife Aggregate Bond Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MetLife Mid Cap Stock Index Portfolio — Class A	0.25%	—	0.05%	0.01%	0.31%	—	0.31%
MetLife MSCI EAFE® Index Portfolio — Class A	0.30%	—	0.07%	0.01%	0.38%	—	0.38%
MetLife Russell 2000® Index Portfolio — Class A	0.25%	—	0.06%	—	0.31%	—	0.31%
MetLife Stock Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MFS® Total Return Portfolio — Class B	0.57%	0.25%	0.06%	—	0.88%	—	0.88%
MFS® Value Portfolio — Class A	0.61%	—	0.02%	—	0.63%	0.06%	0.57%
Neuberger Berman Genesis Portfolio — Class A	0.82%	—	0.04%	—	0.86%	0.01%	0.85%
T. Rowe Price Large Cap Growth Portfolio — Class A	0.60%	—	0.03%	—	0.63%	0.05%	0.58%
T. Rowe Price Small Cap Growth Portfolio — Class A	0.47%	—	0.03%	—	0.50%	—	0.50%
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	0.57%	—	0.03%	—	0.60%	0.06%	0.54%
Fidelity® Variable Insurance Products
Asset Manager: Growth Portfolio — Service Class	0.54%	0.10%	0.14%	0.03%	0.81%	—	0.81%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Contrafund® Portfolio — Service Class	0.54%	0.10%	0.07%	—	0.71%	—	0.71%
Equity-Income Portfolio — Service Class	0.44%	0.10%	0.09%	—	0.63%	—	0.63%
Freedom 2020 Portfolio — Initial Class	—	—	—	0.52%	0.52%	—	0.52%
Freedom 2025 Portfolio — Initial Class	—	—	—	0.54%	0.54%	—	0.54%
Government Money Market Portfolio — Initial Class	0.17%	—	0.09%	—	0.26%	—	0.26%
High Income Portfolio — Initial Class	0.55%	—	0.12%	—	0.67%	—	0.67%
Investment Grade Bond Portfolio — Service Class	0.30%	0.10%	0.10%	—	0.50%	—	0.50%
Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	—	0.87%	—	0.87%
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	0.88%	0.25%	0.06%	—	1.19%	—	1.19%
Templeton Foreign VIP Fund — Class 1	0.80%	—	0.05%	0.02%	0.87%	0.02%	0.85%
Templeton Global Bond VIP Fund — Class 1	0.46%	—	0.07%	0.09%	0.62%	0.11%	0.51%
Goldman Sachs Variable Insurance Trust — Institutional Shares
Goldman Sachs Small Cap Equity Insights Fund	0.70%	—	0.31%	—	1.01%	0.20%	0.81%
Janus Aspen Series
Janus Henderson Balanced Portfolio — Service Shares	0.55%	0.25%	0.07%	—	0.87%	—	0.87%
Janus Henderson Enterprise Portfolio — Service Shares	0.64%	0.25%	0.08%	—	0.97%	—	0.97%
Janus Henderson Forty Portfolio — Service Shares	0.69%	0.25%	0.08%	—	1.02%	—	1.02%

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Janus Henderson Research Portfolio — Institutional Shares	0.49%	—	0.10%	—	0.59%	—	0.59%
MFS® Variable Insurance Trust — Service Class
MFS® Global Equity Series	0.90%	0.25%	0.26%	—	1.41%	0.24%	1.17%
MFS® New Discovery Series	0.90%	0.25%	0.05%	—	1.20%	0.01%	1.19%
MFS® Variable Insurance Trust II — Service Class
MFS® High Yield Portfolio	0.70%	0.25%	0.07%	—	1.02%	0.05%	0.97%
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	0.75%	—	0.37%	—	1.12%	—	1.12%
Emerging Markets Equity Portfolio	0.85%	—	0.42%	—	1.27%	0.02%	1.25%
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	0.43%	0.15%	—	1.14%	1.72%	0.15%	1.57%
PIMCO CommodityRealReturn® Strategy Portfolio	0.74%	0.15%	1.27%	0.11%	2.27%	0.11%	2.16%
PIMCO Long-Term U.S. Government Portfolio	0.48%	0.15%	0.12%	—	0.75%	—	0.75%
PIMCO Low Duration Portfolio	0.50%	0.15%	0.39%	—	1.04%	—	1.04%
Pioneer Variable Contracts Trust — Class I
Pioneer Mid Cap Value VCT Portfolio	0.65%	—	0.08%	—	0.73%	—	0.73%
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	0.69%	0.25%	0.23%	—	1.17%	—	1.17%
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	1.25%	—	0.18%	—	1.43%	0.10%	1.33%
Royce Small-Cap Portfolio	1.00%	—	0.15%	—	1.15%	0.07%	1.08%

*	Effective April 29, 2019, the Portfolio is closed to new investments and transfers.

The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2020 through April 30, 2021. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio’s board of directors or trustees. Please see the Portfolios’ prospectuses for additional information regarding these arrangements.

Certain Portfolios that have “Acquired Fund Fees and Expenses” may be “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

Additional information about the management fees and expenses of the Portfolios can be obtained in Portfolios’ prospectuses and statements of additional information.

For information concerning compensation paid for the sale of the Policies, see “Sale of Policies.”

MetLife

Metropolitan Life Insurance Company (“MetLife”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $280.6 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of 1%. (For policies issued from February 24, 2012 through December 31, 2019, the guaranteed minimum annual effective rate is 2.5% and for Policies issued prior to February 24, 2012, the guaranteed minimum annual effective rate is 4%.) We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

Any partial amounts we remove from the Fixed Account (such as any portion of your Policy’s monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

Separate Account

The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to Policy Owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy’s cash value in the Separate Account. The amount of the death benefit that exceeds the Policy’s cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of MetLife. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While we do not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

The Divisions. The Separate Account has subdivisions, called “Divisions.” Each Division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new Divisions to or eliminate Divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available Divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premium it pays (rather than any premium you pay). If so, the Policy will state this. Amounts you allocate to each Division receive the investment experience of the Division, and you bear this investment risk.

The Funds

Each of the Funds is a “series” type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding Division of the Separate Account invests. Prospectuses for the Portfolios are available by calling 1-877-638-3932 or through your registered representative. You should read each Portfolio prospectus carefully. The Portfolio Prospectuses contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Certain Payments We Receive with Regard to the Portfolios. An investment adviser may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in MetLife’s role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners and Certificate Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information).

The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2019, approximately 89% of Portfolio assets held in Separate Accounts of MetLife and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Policy Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund’s 12b-1 Plan, if any, is described in more detail in each Fund’s prospectus. (See also “Fee Tables—Portfolio Operating Expenses.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.

Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners.

We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the Portfolios you have chosen.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:

Portfolio	Investment Objective	Investment Adviser/Subadviser
AB Variable Products Series Fund, Inc. — Class B
AB VPS Global Thematic Growth Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Intermediate Bond Portfolio	Seeks to generate income and price appreciation without assuming what the Adviser considers undue risk.	AllianceBernstein L.P.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Comstock Fund — Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund — Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
American Funds Insurance Series® — Class 2
American Funds Growth Fund	Seeks growth of capital.	Capital Research and Management CompanySM
American Funds High-Income Bond Fund	Seeks a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds International Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds U.S. Government/AAA-Rated Securities Fund	Seeks a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM
Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio — Class B	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Small Cap Value Portfolio — Class B	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadvisers: Delaware Investments Fund Advisers; Wells Capital Management Incorporated

Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class B	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited
Brighthouse/Wellington Large Cap Research Portfolio — Class A	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Clarion Global Real Estate Portfolio — Class A	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC
Harris Oakmark International Portfolio — Class A	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Global Equity Portfolio — Class A (formerly Oppenheimer Global Equity Portfolio)	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio — Class B	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
JPMorgan Small Cap Value Portfolio — Class A	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Growth Portfolio — Class A (formerly ClearBridge Aggressive Growth Portfolio)	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MFS® Research International Portfolio — Class B	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.
PIMCO Inflation Protected Bond Portfolio — Class A	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
PIMCO Total Return Portfolio — Class A	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio — Class A	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio — Class B*	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio — Class A	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited
BlackRock Bond Income Portfolio — Class A	Seeks a competitive total return primarily from investing in fixed-income securities.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond Portfolio — Class A	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio — Class B	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio — Class B	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio — Class B	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse/Artisan Mid Cap Value Portfolio — Class B	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership
Brighthouse/Wellington Balanced Portfolio — Class A	Seeks long-term capital appreciation with some current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio — Class A	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC
Jennison Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio — Class A	Seeks long-term capital growth from investments in common stocks or other equity securities.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index Portfolio — Class A	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index Portfolio — Class A	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Russell 2000® Index Portfolio — Class A	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
MFS® Total Return Portfolio — Class B	Seeks a favorable total return through investment in a diversified portfolio.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
MFS® Value Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio — Class A	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio — Class A	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Fidelity® Variable Insurance Products
Asset Manager: Growth Portfolio — Service Class	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity Management & Research Company LLC
Contrafund® Portfolio — Service Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC
Equity-Income Portfolio — Service Class	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity Management & Research Company LLC
Freedom 2020 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
Freedom 2025 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Government Money Market Portfolio — Initial Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC
High Income Portfolio — Initial Class	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company LLC
Investment Grade Bond Portfolio — Service Class	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company LLC
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Templeton Foreign VIP Fund — Class 1	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund — Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.
Goldman Sachs Variable Insurance Trust — Institutional Shares
Goldman Sachs Small Cap Equity Insights Fund	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Janus Aspen Series
Janus Henderson Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Forty Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio — Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
MFS® Variable Insurance Trust — Service Class
MFS® Global Equity Series	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Variable Insurance Trust II — Service Class
MFS® High Yield Portfolio	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC Subadviser: Research Affiliates, LLC
PIMCO CommodityRealReturn® Strategy Portfolio	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO Long-Term U.S. Government Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

Portfolio	Investment Objective	Investment Adviser/Subadviser
Pioneer Variable Contracts Trust — Class I
Pioneer Mid Cap Value VCT Portfolio	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Amundi Pioneer Asset Management, Inc.
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	Seeks capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP
Royce Small-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP

**	Effective April 29, 2019, the Portfolio is closed to new investments and transfers.

The Portfolio Share Classes that We Offer

The Portfolios offer various classes of shares, each of which has a different level of expenses. The Portfolio prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Portfolio prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy.

Substitution of Portfolios

If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

Purchase and Redemption of Portfolio Shares by the Separate Account

As of the end of each Valuation Period (see “Valuation Period” description below in “Other Policy Provisions—When Your Requests Become Effective”), purchases and redemptions of Fund shares for the Separate Account are made at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

•	The allocation of net premiums to the Separate Account;

•

Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account);

•	Policy loans and loan repayments allocated to the Separate Account;

•	Transfers to and among Divisions;

•	Withdrawals and surrenders taken from the Separate Account.

Voting Rights

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other Owners. The effect of this proportional voting is that a small number of Owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Portfolio shares in our own right, without input from you or any other Owners of variable life insurance policies or variable annuity contracts that participate in a Portfolio of a Fund.

Issuing a Policy

If you want to own a Policy, then you must complete an application, which must be received by your Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.

We offer other variable life insurance policies that have different death benefits, policy features, portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact your Designated Office or your sales representative.

There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:

Guaranteed Issue—requires the least evidence of insurability and rating classification;

Simplified Underwriting—requires more evidence of insurability and rating classification; and

Full Underwriting—requires the most evidence of insurability and rating classification.

An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.

Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An “insured” is the person upon whose life we issue the Policy. For the purpose of computing the insured’s age under the Policy, we start with the insured’s age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured’s health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.

Payment and Allocation of Premiums

You can make voluntary planned periodic premium payments and unscheduled premium payments. The payment of a given premium won’t necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy’s Cash Surrender Value.

Paying Premiums

We accept premium payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. You can make premium payments, subject to certain limitations discussed below.

Voluntary Planned Periodic Premium Schedule. You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.

Unscheduled Premium Payment Option. You also can make other premium payments at any time.

Premium payments sent by regular U.S. mail should be addressed to: MetLife, P.O. Box 70501, Philadelphia, PA 19176-0501. Premium payments sent by express mail or courier service should be addressed to: MetLife, Lockbox #70501, Wells Fargo Bank Y1372-045, 401 Market Street, Philadelphia, PA 19106. Make check payable to: Metropolitan Life Insurance Company.

If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

Maximum and Minimum Premium Payments

•	The first premium may not be less than the planned premium unless agreed to by us.

•	After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.

•	Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.

•

You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status. (“See Tax Matters—Modified Endowment Contracts.”)

•

We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.

•	We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.

Allocating Net Premium

Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See “Investment Start Date” description below in “Other Policy Provisions—When Your Requests Become Effective.” Your allocations of net premiums to the Divisions of the Separate Account are effective as of the end of the free look period. See “Other Policy Provisions—Free Look Period.” During the free look period, we allocate the net premium payments you allocated to the Divisions to a money market Division. At the end of the free look period, we will allocate your cash value in that Division among all the Divisions according to your net premium allocation instructions.

For policies issued in California, we allocate net premiums to the Divisions as of the Investment Start Date. If you are age 60 or older, and you allocate 100% of your initial net premium to a money market Division in order to receive a refund of premiums should you cancel the Policy during the free look period, we will not automatically transfer your cash value or reallocate your future premiums once the free look period has ended. You must contact us to request a transfer or reallocation.

You can instruct us to allocate your net premiums among the Fixed Account and the Divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at your Designated Office or in any other manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.

Insurance Proceeds

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured’s date of death. We will pay this amount after we receive documents that we request as due proof of the insured’s death.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning settlement options is provided under “Income Plans” and on request from your Designated Office. We will pay interest on the proceeds as required by applicable state law.

Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

•	The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus

•	Any additional insurance proceeds provided by rider; minus

•	Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary, Policy Owner or the Certificate Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact your Designated Office in order to make a change to your beneficiary designation. (See “Contacting Us.”)

Death Benefit Options

You can choose among three options. You select which option you want in the Policy application. The three options are:

•	Option A: The death benefit is a level amount and equals the specified face amount of the Policy.

•	Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

•	Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

You can change your death benefit option after the first Policy year, provided that:

•	Your cash surrender value after the change would be enough to pay at least two monthly deductions.

•	The specified face amount continues to be no less than the minimum we allow after a decrease.

•	The total premiums you have paid do not exceed the then current maximum premium limitations permitted under IRS rules.

•	You provide evidence satisfactory to us of the insured’s insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:

•

If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.

•

If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under “Specified Face Amount,” below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.

Minimum Death Benefit

In no event will the Policy death benefit (plus the proceeds under any term rider on the insured’s life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying either the:

I. Cash Value Accumulation Test; or

II. Guideline Premium/Cash Value Corridor Test.

You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy’s cash value at the insured’s date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured’s age at the date of death, and it declines as the insured grows older.

Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy’s cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.

Before choosing between these two Tests you should consider the following:

•

The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy Owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.

•

Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.

•

Any advantage of the Cash Value Accumulation Test may be eliminated if premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a Policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See “Federal Tax Matters—Modified Endowment Contracts” below.)

Specified Face Amount

Choosing Your Initial Specified Face Amount. The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.

The term insurance benefit provides coverage on the insured to age 100 for Policies issued on and after January 1, 2020 (for policies issued prior to January 1, 2020, the rider provides coverage to age 95). You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see “Optional Rider Benefits—Term Benefit.”

Changing Your Specified Face Amount. Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

The Specified Face Amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:

•	The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

•	Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.

•

The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See “Tax Matters—Modified Endowment Contracts.”)

•	In some circumstances, the Policy could become a modified endowment contract.

•

For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.

Income Plans

Generally you can receive the Policy’s insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.

Generally, we currently make the following income plans available:

•	Interest income

•	Installment Income for a Stated Period

•	Installment Income of a Stated Amount

•	Single Life Income—Guaranteed Payment Period

•	Single Life Income—Guaranteed Return

•	Joint and Survivor Life Income

Before you choose an income plan you should consider:

•

The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

•

That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

•	That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.

Cash Value, Transfers and Withdrawals

Cash Value

Your Policy’s cash value equals:

•	The Fixed Account cash value; plus

•	The Policy Loan Account cash value; plus

•	The Separate Account cash value.

Your Policy’s cash surrender value equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).

On your Investment Start Date, the Policy’s cash value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of any monthly deductions allocated to the Policy’s cash value in that Division.

Thereafter, at the end of each Valuation Period the cash value in a Division will equal:

•	The cash value in the Division at the beginning of the Valuation Period; plus

•	All net premiums, loan repayments and cash value transfers into the Division during the Valuation Period; minus

•	All partial cash withdrawals, loans and cash value transfers out of the Division during the Valuation Period; minus

•	The portion of any charges and deductions allocated to the cash value in the Division during the Valuation Period; plus

•

The net investment return for the Valuation Period on the amount of cash value in the Division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.

Cash Value Transfers

You can transfer your cash value among the Divisions and the Fixed Account at any time beginning after the end of the free look period. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon. This limit does not apply to a full surrender or any loans taken. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See “Payment and Allocation of Premiums—Allocating Net Premiums.”)

Restrictions of Frequent Transfers. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series® portfolios (“American Funds Portfolios”) as Monitored Portfolios. In addition, we monitor transfer activity in the Portfolios below (the “Monitored Portfolios”):

AB VPS Global Thematic Growth Portfolio

American Funds High-Income Bond Fund

American Funds International Fund

Baillie Gifford International Stock Portfolio

Brighthouse Small Cap Value Portfolio

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Clarion Global Real Estate Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Franklin Mutual Global Discovery VIP Fund

Goldman Sachs Small Cap Equity Insights Fund

Harris Oakmark International Portfolio

High Income Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

Invesco V.I. International Growth Fund

JPMorgan Small Cap Value Portfolio

Loomis Sayles Small Cap Core Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MFS® Global Equity Series

MFS® High Yield Portfolio

MFS® New Discovery Series

MFS® Research International Portfolio

Neuberger Berman Genesis Portfolio

Putnam VT International Value Fund

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

T. Rowe Price Small Cap Growth Portfolio

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Western Asset Management Strategic Bond Opportunities Portfolio

*	Effective April 29, 2019, the Portfolio is closed to new investments and transfers.

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance Policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers By Telephone: Subject to our frequent transfer procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:

•

We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures;

•

We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you;

•	All telephone calls will be recorded;

•	You will receive a written confirmation of any transaction;

•	Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your sales representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to your Designated Office.

Surrender and Withdrawal Privileges

You can surrender your Policy for its cash surrender value. We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy’s death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:

•	the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;

•	the withdrawal is at least $250;

•	the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Code rules; and

•

the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under “Insurance Proceeds—Specified Face Amount—Changing Your Specified Face Amount,” above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the Divisions in the same proportion that the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions. The maximum amount that you may withdraw from the Fixed

Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:

•	Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties (See “Tax Matters—Modified Endowment Contracts”);

•	Your Policy could become a modified endowment contract;

•	For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal;

•

For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.

In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

Benefit at Final Date

The Final Date is the Policy anniversary on which the insured is Age 100 (For Policies issued prior to January 1, 2020 the Final Date is the Policy anniversary on which the insured is Age 95). Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.

Loan Privileges

You can borrow from us and use your Policy as security for the loan. The amount of each loan must be:

•	At least $250.

•

No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.

As of your loan request’s Date of Receipt, we will:

•

Remove an amount equal to the loan from your cash value in the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions.

•

Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge is referred to as the Loan Interest Spread, described in further detail below, and will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 1% per year (2.5% for policies issued from February 24, 2012 through December 31, 2019 and 4% for Policies issued prior to February 24, 2012). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the Divisions, according to the way that we then allocate your net premiums.

•

Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:

•	The published monthly average for the calendar month ending two months before the start of such year; and

•	The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.

The published monthly average means (a) Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Service, Inc. or any successor service; or (b) if the Moody’s average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don’t pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the Divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the Divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:

•	Interest payments on loans are generally not deductible for tax purposes;

•	Under certain situations, Policy loans could be considered taxable distributions;

•

Amounts held in your Policy loan account do not participate in the investment experience of the Divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow;

•

If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution (see “Federal Tax Matters—Loans” below);

•

A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary;

•	Your Policy’s death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

Optional Rider Benefits

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Generally, we currently make the following benefits available by rider:

• Accelerated Death Benefit[1]	• Term Insurance Benefit[2]
• Interim Term Insurance Benefit	• Enhanced Cash Surrender Value Rider[3]

[1]	Payment under this rider may affect eligibility for benefits under state or federal law.

[2]	This rider is discussed in more detail under “Term Benefit” below.

[3]	This rider may be attached at issue if you request it, but not thereafter.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.

You should also consider:

•	That the addition of certain riders can restrict your ability to exercise certain rights under the Policy;

•

That the amount of benefits provided under the rider is not based on investment performance of a Separate Account; but, if the Policy terminates because of poor investment performance or any other reason, the rider generally will also terminate;

•	That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.

Term Benefit

You have the flexibility to include, at Policy issue, a rider that provides a term benefit (“Term Rider”). The availability of the Term Rider is also subject to governmental approval in your state.

The Term Rider is a rider to the Policy that, like the base Policy, provides coverage on the insured to age 100 (for Policies issued prior to January 1, 2020 the coverage on the insured was provided to age 95). You may purchase this rider, if available, only at Policy issue. Nevertheless, if you purchase the Term Rider, the amount of coverage under the rider will automatically increase and decrease with any changes to your specified face amount under the Policy, so that the ratio between the Policy’s specified face amount and the amount of Term Rider coverage will always remain the same as you originally selected.

In almost all respects, coverage taken under the Term Rider has exactly the same effect as coverage taken as specified face amount under the Policy. An important difference, however, is that the sales charge depends on the amount of the coverage provided under the base Policy. The amount of Term Rider will impact the sales charge. Thus, in comparing two Policies with identical total insurance amounts, the one with the greater portion provided by the Term Rider will have a lower sales charge. Conversely, the Policy with the higher amount provided under the base Policy will have a higher sales charge.

Additionally, the cost of term insurance rates currently applicable to coverage provided under the Term Rider are lower than those currently charged for coverage under the base Policy. Therefore, the larger the portion of coverage provided under the Term Rider, the lower the overall cost of insurance. Again comparing two Policies with identical total insurance amounts, the cost of insurance will be lower under the Policy with the higher portion of coverage provided under the Term Rider.

To summarize, the lower sales charge and lower anticipated current cost of term insurance rates resulting from a greater portion of total coverage provided by the Term Rider will result in better overall performance under the Policy. You may elect to have up to 95% of your total coverage provided by the Term Rider. We are able to make these favorable terms available under the Term Rider largely because our costs of selling it (principally the commissions we pay) are lower than under the base Policy. See “Sales of Policies.”

Charges and Deductions

Important Information Applicable to all Policy Charges and Deductions

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 7 to 14 of this Prospectus. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.

The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.

Services and benefits we provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	investment options, including premium allocations;

•	administration of elective options ;

•	the distribution of reports to Policy Owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses;

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

Risks we assume:

•	that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate;

•	that the charges of providing the services and benefits under the Policies exceed the charges we deduct.

We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.

Charges Deducted from Premiums

Annual Target Premium. We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:

For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount (see “Federal Tax Matters—Modified Endowment Contracts”);

For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.

Sales Charge. We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equal the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equal the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.

Administrative Charge. We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is .55% in Policy years 1-10) of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate.

Charge for Average Expected State and Local Taxes Attributable To Premiums. We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.50%. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.

Charge for Expected Federal Taxes Attributable to Premiums. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.

Charge for Interim Term Insurance Benefit. This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. This coverage is provided by adding a “rider” and is subject to several conditions and limitations. The charge for this benefit is described in the rider form. This charge is primarily to compensate us for the risk that the insured will die while coverage under this rider is in force.

Loan Interest Spread. We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%.

Charges Included in the Monthly Deduction

We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each Division of the Separate Account in the same proportion as the Policy’s cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the Divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.

•

Cost of Term Insurance. This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.

The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).

The term insurance rate is based on our expectations as to future experience, taking into account the insured’s sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates. The guaranteed rates are based on certain 2017 Commissioners Standard Ordinary Mortality Tables. For Policies issued between January 1, 2009 and December 31, 2019, the guaranteed rates are based on the corresponding 2001 Commissioners Standard Ordinary Mortality Tables. For Policies issued prior to January 1, 2009, the guaranteed rates are based on the corresponding 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured’s age increases.

Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured’s rate class will affect your cost of term insurance.

You can also have more than one rate class in effect, if the insured’s rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.

•

Mortality and Expense Risk Charge. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each Division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of .90% of the cash value in the Separate Account.

Charges for Certain Optional Rider Benefits

The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction. This includes the charge for the Term Benefit Rider.

The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.

Variations In Charges

We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:

•	The nature of the group and its organizational framework;

•	The method by which sales will be made to the individuals associated with the group;

•	The facility by which premiums will be paid;

•	The group’s capabilities with respect to administrative tasks;

•	Our anticipated persistency of the Policies;

•	The size of the group and the number or years it has been in existence;

•	The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group.

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy Owner.

Portfolio Company Charges

Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See a more detailed description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Portfolio). You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account Divisions you are using.

Other Charges

Additional Taxes. In general, we don’t expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Cash Value Transfers. We do not currently charge for any transfer amounts. We reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.

Policy Termination and Reinstatement

Termination. We will terminate your Policy without any Cash Surrender Value if:

•	The Cash Surrender Value is less than the monthly deduction; and

•	We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

Reinstatement: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:

•	A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

•	Evidence of insurability that we find satisfactory.

•	An additional premium amount that the Policy prescribes for this purpose.

Federal Tax Matters

The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

Insurance Proceeds

•	Insurance proceeds are generally excludable from your beneficiary’s gross income to the extent provided in Section 101 of the Internal Revenue Code (“Code”).

•

In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

•

The death proceeds may be subject to federal estate tax: (i) if paid to the insured’s estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

•	If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

•	Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.

•

The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.

Cash Value (If Your Policy Is Not a Modified Endowment Contract)

•

You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans

•	Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

•

Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

•

If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a “distribution” to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy’s cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.

Modified Endowment Contracts

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the “7-pay test.” Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

•	The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.

•

Amounts withdrawn or distributed before the insured’s death, including (without limitation) loans taken from or secured by the Policy, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

•

An additional 10% income tax generally applies to the taxable portion of the amounts you receive before age 59 1⁄2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.

•

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Diversification

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected.

Failure to meet these standards would result in immediate taxation to Policy Owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

Investor Control

In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.

In general, current rules provide for a $10 million federal estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

The Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Transfer of Issued Life Insurance Policies to Third parties.

If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy in connection with a split dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.

Changes to Tax Rules and Interpretations

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

•	Possible taxation of cash value transfers between investment options;

•	Possible taxation as if you were the owner of your allocable portion of the Separate Account’s assets;

•	Possible changes in the tax treatment of Policy benefits and rights.

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.

The Company’s Income Taxes

Under current federal income tax law we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since we are the owner of the assets from which the tax benefits are derived.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy Owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary Owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the Divisions, and you will have a chance to transfer out of the affected Division (without charge). Some of the changes we may make include:

•	Operating the Separate Account in any other form that is permitted by applicable law;

•	Changes to obtain or continue exemptions from the 1940 Act;

•	Transferring assets among Divisions or to other separate accounts, or our general account or combining or removing Divisions from the Separate Account;

•	Substituting units in a Division for units of another Division of a Fund or another fund or investment permitted by law;

•	Changing the way we assess charges without exceeding the aggregate amount of the Policy’s guaranteed maximum charges;

•	Making any necessary technical changes to the Policy to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy Owner approval. Whether regulatory or Policy Owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

Other Policy Provisions

Free Look Period

Carefully review your Policy, which contains a full discussion of all its provisions. You can return the Policy during this period. The period ends on the later of:

•	10 days after you receive the Policy (unless state law requires a longer specified period); and

•	the date we receive a receipt signed by you.

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

For Policies issued in California: If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to a money market Division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other Divisions and/or the Fixed Account, we will refund the Policy’s cash value.

Suicide

If the insured commits suicide within the first two Policy years (or any other period required by state law), your Beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the Beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

Assignment and Change in Ownership

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at your Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:

•	Change in specified face amount;

•	Change in death benefit option;

•	Transfers among Divisions ;

•	Partial withdrawals;

•	Loan amounts you request;

•	Loan repayments and premium payments.

We will also send you an annual statement generally within 30 days after a Policy year. That statement will summarize the year’s transactions and include information on:

•	Deductions and charges;

•	Status of the death benefit;

•	Cash and cash surrender values;

•	Amounts in the Divisions and Fixed Account;

•	Status of Policy loans;

•	Automatic loans to pay interest;

•	Information on your modified endowment contract status (if applicable);

We will also send you a Fund’s annual and semi-annual reports to shareholders.

When Your Requests Become Effective

Generally, requests, premium payments and other instructions and notifications received in “good order” (see “Good Order” in “Contacting Us”) are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at your Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. A Valuation Period begins at the close of regular trading on the Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

The Valuation Date is each day on which the Exchange is open for trading.

Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the Exchange, or if the Exchange is not open that day, then we will treat it as received on the next day when the Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the Exchange, even if due to our delay (such as a delay in answering your telephone call).

The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

Third Party Requests

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy Owners, and who simultaneously makes the same request or series of requests on behalf of other Policy Owners.

Exchange Privilege

If you decide that you no longer want to take advantage of the Divisions, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.

Cybersecurity

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

Sales of Policies

MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the “34 Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Policies are sold through licensed life insurance sales representatives associated with broker-dealers with which MLIDC enters into a selling agreement.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies, e.g., commissions payable to broker-dealers who sell the Policies. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue the Policy for at least five years.

MLIDC pays commissions to the broker-dealer through which the sales representative is registered. Commissions paid are based on a “gross dealer concession” model. Broker-dealers pay their sales representatives all or a portion of the gross dealer concession for their sales of the Policies. The portion that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer’s internal compensation program. These programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these broker-dealers may also receive non-cash compensation pursuant to the firm’s guidelines or directly from us or MLIDC.

The gross dealer concession for the Policies varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy’s Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the Target Premium, and 2.5% of premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy’s cash value. Under alternative schedules that are available, the gross dealer concession in the first Policy year ranges from 10% to 21% premiums paid up to the Target Premium and 2% of any excess; in Policy years 2 through 10, it ranges from 8.5% to 10% of premiums paid up to the Target Premium and 1.5% of any excess; in Policy years 11 and later, it is 3% of premiums paid up to the Target Premium and 1.5% of any excess; and in Policy years 8 and thereafter, a gross dealer concession ranging from 0.1% to 0.15% is paid on the Policy’s cash value.

MLIDC has entered into distribution arrangements with certain selected broker-dealers for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may pay additional compensation to these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.

Marketing allowances are periodic payments to certain broker-dealers, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policies). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer’s line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers’ sales representatives.

The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.

Legal Proceedings

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

Restrictions on Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Financial Statements

The financial statements comprising each Division of the Separate Account and the financial statements of MetLife can be found in the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

In order to help you understand how the Policy’s values would vary over time under different sets of assumptions, we will provide you with personalized illustrations of death benefits, cash surrender values and cash values upon request. These will be based on the age and insurance risk characteristics of the person insured under the Policy and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time without charge. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information or a personalized illustration of death benefits, Cash Surrender Values and cash values, by calling us at 1-877-638-3932 or contacting us through our website at www.metlife.com/sbr.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, DC 20549.

811-06025

METFLEX

A Flexible Premium Variable Life Insurance

Policy Metropolitan Life Separate Account UL

Issued by Metropolitan Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2020 for MetFlex—A Flexible Premium Variable Life Insurance Policy. A copy of that prospectus may be obtained by writing to MetLife—SBR, 501 Route 22, Bridgewater, NJ 08807.

1

2

THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $280.6 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”).

For more information about MetLife, please visit our website at www.metlife.com

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

Limits To MetLife’s Right To Challenge The Policy

We will not contest:

•	Your Policy after two Policy years from issue or reinstatement (excluding riders added later);

•	An increase in a death benefit after it has been in effect for two years.

Misstatement Of Age Or Sex

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn’t correct in the Policy application.

Dividends

The Policy is “nonparticipating,” which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

Payment and Deferment

We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to six months. Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

•	The New York Stock Exchange has an unscheduled closing.

•	There is an emergency so that we could not reasonably determine the investment experience of a Policy.

•	The Securities and Exchange Commission (“SEC”) determines that an emergency exists.

•	The SEC by order permits us to do so for the protection of Policy Owners (provided that the delay is permitted under New York State insurance law and regulations).

•	With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

3

•	We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

ADDITIONAL INFORMATION ABOUT VOTING

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy Owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:

Your Policy’s cash value in the corresponding Division; by the net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy Owners and other insurance and annuity Owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same Separate Account for which we did receive voting instructions. Also, we will vote Portfolio shares that are not attributable to insurance or annuity Owners (including shares that we hold in our general account) or that are held in Separate Accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

ADDITIONAL INFORMATION ABOUT SALES OF POLICIES

Information about the distribution of the Policies is contained in the prospectus. (See “Sales of Policies.”) Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Policies. MLIDC is a Missouri corporation and its principal office is located at 200 Park Avenue, New York, New York 10166-0188. MLIDC is an indirect wholly-owned subsidiary of MetLife, Inc. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. MLIDC has entered into selling agreements with other broker-dealers and compensates them for their services.

MLIDC received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commission Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2019	$919,701	$0
2018	$997,392	$0
2017	$1,082,621	$0

4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Divisions of Metropolitan Life Separate Account UL included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of Metropolitan Life Insurance Company are attached. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan
Life Insurance Company (the "Company") comprising each of the individual
Divisions listed in Notes 2A and 3 as of December 31, 2019, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the
Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2019, and the results of their operations for the three years then ended (or for the periods listed in the table below), the changes in their net assets for each of the three years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended
(or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

------------------------------------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                                             STATEMENTS OF
        COMPRISING THE           STATEMENT OF                          CHANGES IN
       SEPARATE ACCOUNT           OPERATIONS                           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

  BHFTI PanAgora Global       For the years ended December 31, 2019,                    For the years ended December 31,
  Diversified Risk Division   2018, and 2017                                            2019, 2018, 2017, 2016, 2015,
                                                                                        and the period from April 28,
                                                                                        2014 through December 31, 2014
                                                                                        (commenced April 28, 2014 and
                                                                                        began transactions in 2015)

------------------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Government  For the years ended December 31, 2019,                    For the years ended December 31,
  Money Market Division       2018, and 2017                                            2019, 2018, 2017, and the period
                                                                                        from April 29, 2016
                                                                                        (commencement of operations)
                                                                                        through December 31, 2016

------------------------------------------------------------------------------------------------------------------------------------
  Janus Henderson Enterprise  For the years ended December 31, 2019,                    For the years ended December 31,
  Division                    2018, and 2017                                            2019, 2018, 2017, and 2016
                                                                                        (commenced May 3, 2010 and
                                                                                        began transactions in 2016)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS
        COMPRISING THE
       SEPARATE ACCOUNT       FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

  BHFTI PanAgora Global
  Diversified Risk Division

------------------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Government
  Money Market Division

------------------------------------------------------------------------------------------------------------------------------------
  Janus Henderson Enterprise
  Division

------------------------------------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent

with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 27, 2020

We have served as the Separate Account's auditor since 1990.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2019

                                                                                                                  AMERICAN FUNDS(R)
                                              AB VPS GLOBAL             AB VPS                 AMERICAN             GLOBAL SMALL
                                             THEMATIC GROWTH       INTERMEDIATE BOND         FUNDS(R) BOND         CAPITALIZATION
                                                DIVISION               DIVISION                DIVISION               DIVISION
                                          --------------------   ---------------------   --------------------   --------------------

ASSETS:
   Investments at fair value............  $             31,660   $             158,911   $          6,856,016   $         77,030,169
                                          --------------------   ---------------------   --------------------   --------------------
        Total Assets....................                31,660                 158,911              6,856,016             77,030,169
                                          --------------------   ---------------------   --------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company..................                    --                      --                     --                     --
                                          --------------------   ---------------------   --------------------   --------------------
        Total Liabilities...............                    --                      --                     --                     --
                                          --------------------   ---------------------   --------------------   --------------------

NET ASSETS..............................  $             31,660   $             158,911   $          6,856,016   $         77,030,169
                                          ====================   =====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                 AMERICAN FUNDS(R)      AMERICAN FUNDS(R)     AMERICAN FUNDS(R)     AMERICAN FUNDS(R)
                                      GROWTH              GROWTH-INCOME       HIGH-INCOME BOND        INTERNATIONAL
                                     DIVISION               DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $        223,225,743  $        129,723,951  $             34,035  $          2,106,276
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........           223,225,743           129,723,951                34,035             2,106,276
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $        223,225,743  $        129,723,950  $             34,035  $          2,106,276
                                ====================  ====================  ====================  ====================

                                     AMERICAN
                                   FUNDS(R) U.S.                            BHFTI AMERICAN         BHFTI AMERICAN
                                  GOVERNMENT/AAA-      BHFTI AB GLOBAL     FUNDS(R) BALANCED       FUNDS(R) GROWTH
                                 RATED SECURITIES    DYNAMIC ALLOCATION       ALLOCATION             ALLOCATION
                                     DIVISION             DIVISION             DIVISION               DIVISION
                                -------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            59,401  $            91,680  $          1,445,605  $          2,246,552
                                -------------------  -------------------  --------------------  --------------------
        Total Assets..........               59,401               91,680             1,445,605             2,246,552
                                -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   --                   --                    --                    --
                                -------------------  -------------------  --------------------  --------------------
        Total Liabilities.....                   --                   --                    --                    --
                                -------------------  -------------------  --------------------  --------------------

NET ASSETS....................  $            59,401  $            91,680  $          1,445,605  $          2,246,552
                                ===================  ===================  ====================  ====================

                                   BHFTI AMERICAN             BHFTI
                                  FUNDS(R) MODERATE        AQR GLOBAL
                                     ALLOCATION           RISK BALANCED
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $          1,627,630  $            184,175
                                --------------------  --------------------
        Total Assets..........             1,627,630               184,175
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          1,627,630  $            184,175
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                        BHFTI
                                  BLACKROCK GLOBAL      BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE
                                 TACTICAL STRATEGIES  ASSET ALLOCATION 100      BALANCED PLUS        SMALL CAP VALUE
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            567,933  $         26,239,391  $            463,179  $          1,006,269
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               567,933            26,239,391               463,179             1,006,269
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            567,933  $         26,239,390  $            463,179  $          1,006,269
                                ====================  ====================  ====================  ====================

                                 BHFTI BRIGHTHOUSE/    BHFTI BRIGHTHOUSE/    BHFTI BRIGHTHOUSE/
                                  ABERDEEN EMERGING         TEMPLETON            WELLINGTON           BHFTI CLARION
                                   MARKETS EQUITY      INTERNATIONAL BOND    LARGE CAP RESEARCH    GLOBAL REAL ESTATE
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $          1,613,170  $            303,898  $        499,000,336  $         29,628,630
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             1,613,170               303,898           499,000,336            29,628,630
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          1,613,170  $            303,898  $        499,000,336  $         29,628,630
                                ====================  ====================  ====================  ====================

                                    BHFTI HARRIS          BHFTI INVESCO
                                       OAKMARK            BALANCED-RISK
                                    INTERNATIONAL          ALLOCATION
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $         42,162,984  $             70,629
                                --------------------  --------------------
        Total Assets..........            42,162,984                70,629
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $         42,162,984  $             70,629
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                                                BHFTI JPMORGAN
                                    BHFTI INVESCO         BHFTI INVESCO             GLOBAL            BHFTI JPMORGAN
                                    GLOBAL EQUITY       SMALL CAP GROWTH       ACTIVE ALLOCATION      SMALL CAP VALUE
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $         61,706,401  $           7,743,564  $            180,493  $            517,568
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........            61,706,401              7,743,564               180,493               517,568
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $         61,706,401  $           7,743,564  $            180,493  $            517,568
                                ====================  =====================  ====================  ====================

                                        BHFTI                 BHFTI                BHFTI                  BHFTI
                                    LOOMIS SAYLES         LOOMIS SAYLES     METLIFE MULTI-INDEX      MFS(R) RESEARCH
                                  GLOBAL ALLOCATION          GROWTH            TARGETED RISK          INTERNATIONAL
                                      DIVISION              DIVISION             DIVISION               DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            458,663  $         44,014,963  $            190,385  $         19,669,707
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               458,663            44,014,963               190,385            19,669,707
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            458,663  $         44,014,963  $            190,385  $         19,669,707
                                ====================  ====================  ====================  ====================

                                        BHFTI                  BHFTI
                                   MORGAN STANLEY         PANAGORA GLOBAL
                                      DISCOVERY          DIVERSIFIED RISK
                                      DIVISION               DIVISION
                                --------------------  ---------------------

ASSETS:
   Investments at fair value..  $        339,317,318  $                 675
                                --------------------  ---------------------
        Total Assets..........           339,317,318                    675
                                --------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                      1
                                --------------------  ---------------------
        Total Liabilities.....                    --                      1
                                --------------------  ---------------------

NET ASSETS....................  $        339,317,318  $                 674
                                ====================  =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                        BHFTI                                                            BHFTI
                                   PIMCO INFLATION            BHFTI            BHFTI SCHRODERS      SSGA GROWTH AND
                                   PROTECTED BOND      PIMCO TOTAL RETURN    GLOBAL MULTI-ASSET       INCOME ETF
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value..  $          9,924,534  $         49,636,590  $            112,663  $         8,774,580
                                --------------------  --------------------  --------------------  -------------------
        Total Assets..........             9,924,534            49,636,590               112,663            8,774,580
                                --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                   --
                                --------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                    --                    --                    --                   --
                                --------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $          9,924,534  $         49,636,590  $            112,663  $         8,774,580
                                ====================  ====================  ====================  ===================

                                                                                                          BHFTI
                                        BHFTI          BHFTI T. ROWE PRICE   BHFTI T. ROWE PRICE    VICTORY SYCAMORE
                                   SSGA GROWTH ETF       LARGE CAP VALUE       MID CAP GROWTH         MID CAP VALUE
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value..  $          7,772,729  $          3,102,498  $         46,858,064  $        94,502,489
                                --------------------  --------------------  --------------------  -------------------
        Total Assets..........             7,772,729             3,102,498            46,858,064           94,502,489
                                --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                   --
                                --------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                    --                    --                    --                   --
                                --------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $          7,772,729  $          3,102,498  $         46,858,064  $        94,502,489
                                ====================  ====================  ====================  ===================

                                       BHFTII
                                   BAILLIE GIFFORD      BHFTII BLACKROCK
                                 INTERNATIONAL STOCK       BOND INCOME
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $        49,933,924   $         82,259,521
                                --------------------  --------------------
        Total Assets..........           49,933,924             82,259,521
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   --                     --
                                --------------------  --------------------
        Total Liabilities.....                   --                     --
                                --------------------  --------------------

NET ASSETS....................  $        49,933,924   $         82,259,521
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                        BHFTII BLACKROCK
                                  BHFTII BLACKROCK         ULTRA-SHORT        BHFTII BRIGHTHOUSE     BHFTII BRIGHTHOUSE
                                CAPITAL APPRECIATION        TERM BOND         ASSET ALLOCATION 20    ASSET ALLOCATION 40
                                      DIVISION              DIVISION               DIVISION               DIVISION
                                --------------------  ---------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value..  $         15,931,824  $          28,087,767  $          4,516,440   $         11,161,607
                                --------------------  ---------------------  ---------------------  --------------------
        Total Assets..........            15,931,824             28,087,767             4,516,440             11,161,607
                                --------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                     --
                                --------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                    --                     --                    --                     --
                                --------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $         15,931,824  $          28,087,767  $          4,516,440   $         11,161,607
                                ====================  =====================  =====================  ====================

                                                                                   BHFTII
                                 BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE    BRIGHTHOUSE/ARTISAN    BHFTII BRIGHTHOUSE/
                                 ASSET ALLOCATION 60   ASSET ALLOCATION 80      MID CAP VALUE       WELLINGTON BALANCED
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value..  $         57,435,303  $        110,596,939  $          63,307,525  $        339,265,361
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........            57,435,303           110,596,939             63,307,525           339,265,361
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $         57,435,303  $        110,596,939  $          63,307,525  $        339,265,361
                                ====================  ====================  =====================  ====================

                                  BHFTII BRIGHTHOUSE/
                                    WELLINGTON CORE       BHFTII FRONTIER
                                 EQUITY OPPORTUNITIES     MID CAP GROWTH
                                       DIVISION              DIVISION
                                ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $          90,517,969  $         284,652,778
                                ---------------------  ---------------------
        Total Assets..........             90,517,969            284,652,778
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                     --
                                ---------------------  ---------------------
        Total Liabilities.....                     --                     --
                                ---------------------  ---------------------

NET ASSETS....................  $          90,517,969  $         284,652,778
                                =====================  =====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-10

 The accompanying notes are an integral part of these financial statements.

                                    UL-11

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                           BHFTII               BHFTII               BHFTII
                                      BHFTII            LOOMIS SAYLES        LOOMIS SAYLES      METLIFE AGGREGATE
                                  JENNISON GROWTH      SMALL CAP CORE      SMALL CAP GROWTH        BOND INDEX
                                     DIVISION             DIVISION             DIVISION             DIVISION
                                -------------------  -------------------  -------------------  -------------------

ASSETS:
   Investments at fair value..  $        46,586,115  $        26,944,851  $        15,100,926  $       145,313,344
                                -------------------  -------------------  -------------------  -------------------
        Total Assets..........           46,586,115           26,944,851           15,100,926          145,313,344
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   --                    2                   --                   --
                                -------------------  -------------------  -------------------  -------------------
        Total Liabilities.....                   --                    2                   --                   --
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $        46,586,115  $        26,944,849  $        15,100,926  $       145,313,344
                                ===================  ===================  ===================  ===================

                                   BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE             BHFTII
                                 MID CAP STOCK INDEX   MSCI EAFE(R) INDEX   RUSSELL 2000(R) INDEX   METLIFE STOCK INDEX
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value..  $        105,130,206  $        100,342,710  $         83,270,353   $      1,253,040,903
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........           105,130,206           100,342,710            83,270,353          1,253,040,903
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     1                    --                    --                     --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                     1                    --                    --                     --
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $        105,130,205  $        100,342,710  $         83,270,353   $      1,253,040,903
                                ====================  ====================  =====================  ====================

                                       BHFTII
                                 MFS(R) TOTAL RETURN   BHFTII MFS(R) VALUE
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $         11,322,426  $        129,708,718
                                --------------------  --------------------
        Total Assets..........            11,322,426           129,708,718
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $         11,322,426  $        129,708,718
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-12

 The accompanying notes are an integral part of these financial statements.

                                    UL-13

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                             BHFTII                BHFTII                BHFTII
                                  BHFTII NEUBERGER        T. ROWE PRICE         T. ROWE PRICE        VAN ECK GLOBAL
                                   BERMAN GENESIS       LARGE CAP GROWTH      SMALL CAP GROWTH      NATURAL RESOURCES
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $        129,615,155  $        120,058,035  $        145,221,926  $            350,488
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........           129,615,155           120,058,035           145,221,926               350,488
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     1                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                     1                     1                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $        129,615,154  $        120,058,034  $        145,221,926  $            350,488
                                ====================  ====================  ====================  ====================

                                   BHFTII WESTERN
                                  ASSET MANAGEMENT       BHFTII WESTERN
                                      STRATEGIC         ASSET MANAGEMENT        BNY MELLON VI     FIDELITY(R) VIP ASSET
                                 BOND OPPORTUNITIES      U.S. GOVERNMENT     INTERNATIONAL VALUE     MANAGER: GROWTH
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $         56,510,228  $         16,117,304  $            139,460  $          2,167,176
                                --------------------  --------------------  --------------------  ---------------------
        Total Assets..........            56,510,228            16,117,304               139,460             2,167,176
                                --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  ---------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  ---------------------

NET ASSETS....................  $         56,510,228  $         16,117,304  $            139,460  $          2,167,176
                                ====================  ====================  ====================  =====================

                                   FIDELITY(R) VIP       FIDELITY(R) VIP
                                     CONTRAFUND           EQUITY-INCOME
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $          3,207,960  $            177,511
                                --------------------  --------------------
        Total Assets..........             3,207,960               177,511
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          3,207,960  $            177,511
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-14

 The accompanying notes are an integral part of these financial statements.

                                    UL-15

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                   FIDELITY(R) VIP         FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
                                    FREEDOM 2010            FREEDOM 2020          FREEDOM 2025          FREEDOM 2030
                                      DIVISION                DIVISION              DIVISION              DIVISION
                                ---------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value..  $             166,694  $             642,648  $            562,315  $             371,247
                                ---------------------  ---------------------  --------------------  ---------------------
        Total Assets..........                166,694                642,648               562,315                371,247
                                ---------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                    --                     --
                                ---------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                     --                     --                    --                     --
                                ---------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $             166,694  $             642,648  $            562,315  $             371,247
                                =====================  =====================  ====================  =====================

                                                                                  FIDELITY(R) VIP
                                   FIDELITY(R) VIP        FIDELITY(R) VIP           GOVERNMENT           FIDELITY(R) VIP
                                    FREEDOM 2040           FREEDOM 2050            MONEY MARKET            HIGH INCOME
                                      DIVISION               DIVISION                DIVISION               DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $             358,173  $             254,996  $           4,141,088  $             430,482
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........                358,173                254,996              4,141,088                430,482
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     --                     14                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     --                     14                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $             358,173  $             254,982  $           4,141,088  $             430,482
                                =====================  =====================  =====================  =====================

                                   FIDELITY(R) VIP
                                     INVESTMENT            FIDELITY(R) VIP
                                     GRADE BOND                MID CAP
                                      DIVISION                DIVISION
                                ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $             574,150  $             256,466
                                ---------------------  ---------------------
        Total Assets..........                574,150                256,466
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Liabilities.....                     --                     --
                                ---------------------  ---------------------

NET ASSETS....................  $             574,150  $             256,466
                                =====================  =====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-16

 The accompanying notes are an integral part of these financial statements.

                                    UL-17

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                                             FTVIPT
                                       FTVIPT            FRANKLIN MUTUAL        FTVIPT FRANKLIN      FTVIPT TEMPLETON
                                 FRANKLIN INCOME VIP  GLOBAL DISCOVERY VIP     MUTUAL SHARES VIP        FOREIGN VIP
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $             17,748  $             675,612  $             93,359  $          6,806,440
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........                17,748                675,612                93,359             6,806,440
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $             17,748  $             675,612  $             93,359  $          6,806,440
                                ====================  =====================  ====================  ====================

                                                          GOLDMAN SACHS
                                  FTVIPT TEMPLETON      SMALL CAP EQUITY                                 INVESCO V.I.
                                   GLOBAL BOND VIP          INSIGHTS         INVESCO V.I. COMSTOCK   INTERNATIONAL GROWTH
                                      DIVISION              DIVISION               DIVISION                DIVISION
                                --------------------  ---------------------  ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $          1,027,522  $               7,614  $            640,358   $             402,441
                                --------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........             1,027,522                  7,614               640,358                 402,441
                                --------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                     --                    --                      --
                                --------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                    --                     --                    --                      --
                                --------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $          1,027,522  $               7,614  $            640,358   $             402,441
                                ====================  =====================  =====================  =====================

                                        JANUS            JANUS HENDERSON
                                 HENDERSON BALANCED        ENTERPRISE
                                      DIVISION              DIVISION
                                --------------------  --------------------

ASSETS:
   Investments at fair value..  $          1,487,502  $            438,944
                                --------------------  --------------------
        Total Assets..........             1,487,502               438,944
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          1,487,502  $            438,944
                                ====================  ====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-18

 The accompanying notes are an integral part of these financial statements.

                                    UL-19

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                        JANUS                 JANUS              MFS(R) VIT            MFS(R) VIT
                                   HENDERSON FORTY     HENDERSON RESEARCH       GLOBAL EQUITY         NEW DISCOVERY
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            489,146  $            442,566  $            125,958  $             24,852
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               489,146               442,566               125,958                24,852
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            489,146  $            442,566  $            125,958  $             24,852
                                ====================  ====================  ====================  ====================

                                                         MORGAN STANLEY        MORGAN STANLEY
                                    MFS(R) VIT II         VIF EMERGING          VIF EMERGING            PIMCO VIT
                                     HIGH YIELD           MARKETS DEBT         MARKETS EQUITY           ALL ASSET
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $            169,033  $            976,803  $          4,289,769  $             90,296
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               169,033               976,803             4,289,769                90,296
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            169,033  $            976,803  $          4,289,769  $             90,296
                                ====================  ====================  ====================  ====================

                                       PIMCO VIT
                                COMMODITYREALRETURN(R)        PIMCO VIT
                                       STRATEGY             LOW DURATION
                                       DIVISION               DIVISION
                                ----------------------  --------------------

ASSETS:
   Investments at fair value..   $             23,957   $            898,209
                                ----------------------  --------------------
        Total Assets..........                 23,957                898,209
                                ----------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                      1
                                ----------------------  --------------------
        Total Liabilities.....                     --                      1
                                ----------------------  --------------------

NET ASSETS....................   $             23,957   $            898,208
                                ======================  ====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-20

 The accompanying notes are an integral part of these financial statements.

                                    UL-21

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2019

                                             PIONEER MID CAP           PUTNAM VT
                                                VALUE VCT         INTERNATIONAL VALUE       ROYCE MICRO-CAP        ROYCE SMALL-CAP
                                                DIVISION               DIVISION                DIVISION               DIVISION
                                          --------------------   --------------------    --------------------   --------------------

ASSETS:
   Investments at fair value...........   $             12,380   $              5,300    $             11,867   $             15,444
                                          --------------------   --------------------    --------------------   --------------------
        Total Assets...................                 12,380                  5,300                  11,867                 15,444
                                          --------------------   --------------------    --------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.................                     --                     --                      --                     --
                                          --------------------   --------------------    --------------------   --------------------
        Total Liabilities..............                     --                     --                      --                     --
                                          --------------------   --------------------    --------------------   --------------------

NET ASSETS.............................   $             12,380   $              5,300    $             11,867   $             15,444
                                          ====================   ====================    ====================   ====================

 The accompanying notes are an integral part of these financial statements.

                                    UL-22

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                AB VPS GLOBAL THEMATIC GROWTH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 62   $                 --   $                 88
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                    62                     --                     88
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 2,180                     --                     --
      Realized gains (losses) on sale of investments.......                 5,451                    255                  2,867
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 7,631                    255                  2,867
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                 1,729                (3,771)                  8,219
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 9,360                (3,516)                 11,086
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              9,422   $            (3,516)   $             11,174
                                                             ====================   ====================   ====================

                                                                                  AB VPS INTERMEDIATE BOND
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              4,181   $              1,502   $              3,922
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 4,181                  1,502                  3,922
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                  2,128                  1,238
      Realized gains (losses) on sale of investments.......                 (547)                  (128)                (3,842)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 (547)                  2,000                (2,604)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                 8,336                (3,792)                  2,197
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 7,789                (1,792)                  (407)
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             11,970   $              (290)   $              3,515
                                                             ====================   ====================   ====================

                                                                                   AMERICAN FUNDS(R) BOND
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             -------------------    -------------------    -------------------

INVESTMENT INCOME:
      Dividends............................................  $           171,098    $           143,554    $           128,797
                                                             -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges...................                8,236                  9,184                  9,943
                                                             -------------------    -------------------    -------------------
           Net investment income (loss)....................              162,862                134,370                118,854
                                                             -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                  8,476                 98,810
      Realized gains (losses) on sale of investments.......               15,843               (58,891)                (4,363)
                                                             -------------------    -------------------    -------------------
           Net realized gains (losses).....................               15,843               (50,415)                 94,447
                                                             -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments...              366,899              (150,359)                 12,429
                                                             -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................              382,742              (200,774)                106,876
                                                             -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $           545,604    $          (66,404)    $           225,730
                                                             ===================    ===================    ===================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-24

 The accompanying notes are an integral part of these financial statements.

                                    UL-25

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                         AMERICAN FUNDS(R) GLOBAL SMALL CAPITALIZATION
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                      2019                   2018                   2017
                                                             ---------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             113,773   $             60,502   $            302,899
                                                             ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                 84,254                 87,722                 83,802
                                                             ---------------------   --------------------   --------------------
           Net investment income (loss)....................                 29,519               (27,220)                219,097
                                                             ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              4,582,021              3,364,592                     --
      Realized gains (losses) on sale of investments.......                850,815              1,028,140                493,132
                                                             ---------------------   --------------------   --------------------
           Net realized gains (losses).....................              5,432,836              4,392,732                493,132
                                                             ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...             13,829,624           (11,769,834)             15,300,486
                                                             ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             19,262,460            (7,377,102)             15,793,618
                                                             ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          19,291,979   $        (7,404,322)   $         16,012,715
                                                             =====================   ====================   ====================

                                                                                  AMERICAN FUNDS(R) GROWTH
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          1,547,525   $             886,745   $            940,051
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               184,266                 188,253                168,990
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................             1,363,259                 698,492                771,061
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            21,693,591              20,636,517             17,857,311
      Realized gains (losses) on sale of investments.......             3,503,831               4,289,446              3,386,491
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................            25,197,422              24,925,963             21,243,802
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...            28,236,428            (24,996,188)             23,936,579
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            53,433,850                (70,225)             45,180,381
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         54,797,109   $             628,267   $         45,951,442
                                                             ====================   =====================   ====================

                                                                               AMERICAN FUNDS(R) GROWTH-INCOME
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          2,035,465   $           1,702,454   $          1,583,807
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               115,931                 118,217                110,967
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................             1,919,534               1,584,237              1,472,840
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            12,277,110               8,360,753              7,249,514
      Realized gains (losses) on sale of investments.......             1,527,730               2,193,496              1,686,109
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................            13,804,840              10,554,249              8,935,623
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...            12,081,513            (13,751,075)             12,349,992
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            25,886,353             (3,196,826)             21,285,615
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         27,805,887   $         (1,612,589)   $         22,758,455
                                                             ====================   =====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-26

 The accompanying notes are an integral part of these financial statements.

                                    UL-27

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                              AMERICAN FUNDS(R) HIGH-INCOME BOND
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             ---------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $               2,102   $                530   $                468
                                                             ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                     --
                                                             ---------------------   --------------------   --------------------
           Net investment income (loss)....................                  2,102                    530                    468
                                                             ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                     --                     --
      Realized gains (losses) on sale of investments.......                    (4)                    (7)                     --
                                                             ---------------------   --------------------   --------------------
           Net realized gains (losses).....................                    (4)                    (7)                     --
                                                             ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                    343                  (720)                  (375)
                                                             ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                    339                  (727)                  (375)
                                                             ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $               2,441   $              (197)   $                 93
                                                             =====================   ====================   ====================

                                                                               AMERICAN FUNDS(R) INTERNATIONAL
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             28,874   $             33,657    $              7,618
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                28,874                 33,657                   7,618
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                49,902                 90,607                   6,927
      Realized gains (losses) on sale of investments.......              (13,713)                (1,756)                   7,074
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................                36,189                 88,851                  14,001
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...               343,260              (417,075)                 132,723
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               379,449              (328,224)                 146,724
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            408,323   $          (294,567)    $            154,342
                                                             ====================   ====================    ====================

                                                                   AMERICAN FUNDS(R) U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $              1,186   $                975    $                724
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                 1,186                    975                     724
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --                      --
      Realized gains (losses) on sale of investments.......                  (20)                  (138)                    (41)
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................                  (20)                  (138)                    (41)
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                 1,822                  (457)                     178
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 1,802                  (595)                     137
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              2,988   $                380    $                861
                                                             ====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-28

 The accompanying notes are an integral part of these financial statements.

                                    UL-29

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                             BHFTI AB GLOBAL DYNAMIC ALLOCATION
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $              2,929   $              1,338    $              1,050
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                 2,929                  1,338                   1,050
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 1,656                    325                      --
      Realized gains (losses) on sale of investments.......                   423                    276                     227
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................                 2,079                    601                     227
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                 8,823                (7,744)                   7,735
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                10,902                (7,143)                   7,962
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             13,831   $            (5,805)    $              9,012
                                                             ====================   ====================    ====================

                                                                          BHFTI AMERICAN FUNDS(R) BALANCED ALLOCATION
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             27,411    $             21,884   $             19,259
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................                27,411                  21,884                 19,259
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                91,658                  64,740                 53,965
      Realized gains (losses) on sale of investments.......                 1,187                   3,011                  1,827
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................                92,845                  67,751                 55,792
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...               117,054               (138,831)                 98,370
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               209,899                (71,080)                154,162
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            237,310    $           (49,196)   $            173,421
                                                             ====================    ====================   ====================

                                                                          BHFTI AMERICAN FUNDS(R) GROWTH ALLOCATION
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             41,457   $             33,504    $             29,710
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                41,457                 33,504                  29,710
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               172,533                127,865                 125,095
      Realized gains (losses) on sale of investments.......                17,886                 16,892                   2,793
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................               190,419                144,757                 127,888
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...               243,425              (302,410)                 236,441
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               433,844              (157,653)                 364,329
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            475,301   $          (124,149)    $            394,039
                                                             ====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-30

 The accompanying notes are an integral part of these financial statements.

                                    UL-31

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                         BHFTI AMERICAN FUNDS(R) MODERATE ALLOCATION
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $             34,529   $             30,889   $              27,088
                                                             --------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------   ---------------------
           Net investment income (loss)....................                34,529                 30,889                  27,088
                                                             --------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                83,518                 71,305                  56,192
      Realized gains (losses) on sale of investments.......               (3,223)                (2,660)                   (553)
                                                             --------------------   --------------------   ---------------------
           Net realized gains (losses).....................                80,295                 68,645                  55,639
                                                             --------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments...               117,199              (144,806)                  80,012
                                                             --------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               197,494               (76,161)                 135,651
                                                             --------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            232,023   $           (45,272)   $             162,739
                                                             ====================   ====================   =====================

                                                                                BHFTI AQR GLOBAL RISK BALANCED
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             ---------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $               4,902   $                581   $              2,366
                                                             ---------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                     --
                                                             ---------------------   --------------------   --------------------
           Net investment income (loss)....................                  4,902                    581                  2,366
                                                             ---------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                 14,063                  6,628
      Realized gains (losses) on sale of investments.......                (1,016)                (2,977)                (1,940)
                                                             ---------------------   --------------------   --------------------
           Net realized gains (losses).....................                (1,016)                 11,086                  4,688
                                                             ---------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                 25,631               (21,378)                  6,767
                                                             ---------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 24,615               (10,292)                 11,455
                                                             ---------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              29,517   $            (9,711)   $             13,821
                                                             =====================   ====================   ====================

                                                                         BHFTI BLACKROCK GLOBAL TACTICAL STRATEGIES
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              1,019   $              6,588   $              2,651
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 1,019                  6,588                  2,651
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                 32,982                  4,771
      Realized gains (losses) on sale of investments.......                   166                (2,141)                  (105)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                   166                 30,841                  4,666
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                92,537               (70,520)                 40,461
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                92,703               (39,679)                 45,127
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             93,722   $           (33,091)   $             47,778
                                                             ====================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-32

 The accompanying notes are an integral part of these financial statements.

                                    UL-33

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                            BHFTI BRIGHTHOUSE ASSET ALLOCATION 100
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                      2019                   2018                    2017
                                                             ---------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             437,490   $             323,815   $            349,648
                                                             ---------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                 14,505                  16,824                 15,750
                                                             ---------------------   ---------------------   --------------------
           Net investment income (loss)....................                422,985                 306,991                333,898
                                                             ---------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              2,591,967                 924,071              1,313,399
      Realized gains (losses) on sale of investments.......                107,616                 295,201                313,827
                                                             ---------------------   ---------------------   --------------------
           Net realized gains (losses).....................              2,699,583               1,219,272              1,627,226
                                                             ---------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...              2,812,582             (3,976,492)              2,972,083
                                                             ---------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................              5,512,165             (2,757,220)              4,599,309
                                                             ---------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $           5,935,150   $         (2,450,229)   $          4,933,207
                                                             =====================   =====================   ====================

                                                                                BHFTI BRIGHTHOUSE BALANCED PLUS
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               8,336   $              6,389   $               5,462
                                                             ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                      --
                                                             ---------------------   --------------------   ---------------------
           Net investment income (loss)....................                  8,336                  6,389                   5,462
                                                             ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                 32,825                  17,375
      Realized gains (losses) on sale of investments.......                  (708)                  1,438                     860
                                                             ---------------------   --------------------   ---------------------
           Net realized gains (losses).....................                  (708)                 34,263                  18,235
                                                             ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 78,503               (69,687)                  35,046
                                                             ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 77,795               (35,424)                  53,281
                                                             ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              86,131   $           (29,035)   $              58,743
                                                             =====================   ====================   =====================

                                                                               BHFTI BRIGHTHOUSE SMALL CAP VALUE
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               8,105   $              7,790   $               6,610
                                                             ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                      --
                                                             ---------------------   --------------------   ---------------------
           Net investment income (loss)....................                  8,105                  7,790                   6,610
                                                             ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 78,352                 40,963                  26,213
      Realized gains (losses) on sale of investments.......                  4,336                  4,882                   9,255
                                                             ---------------------   --------------------   ---------------------
           Net realized gains (losses).....................                 82,688                 45,845                  35,468
                                                             ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments...                159,172              (239,971)                  41,355
                                                             ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                241,860              (194,126)                  76,823
                                                             ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             249,965   $          (186,336)   $              83,433
                                                             =====================   ====================   =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-34

 The accompanying notes are an integral part of these financial statements.

                                    UL-35

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                     BHFTI BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             25,684   $             25,457   $              9,611
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                25,684                 25,457                  9,611
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --                     --
      Realized gains (losses) on sale of investments.......                 8,040                  5,756                  7,574
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 8,040                  5,756                  7,574
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...               228,830              (176,226)                170,725
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................               236,870              (170,470)                178,299
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            262,554   $          (145,013)   $            187,910
                                                             ====================   ====================   ====================

                                                                       BHFTI BRIGHTHOUSE/TEMPLETON INTERNATIONAL BOND
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             23,805   $                 --   $                 --
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                23,805                     --                     --
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   547                     --                    100
      Realized gains (losses) on sale of investments.......                 (330)                (2,152)                (1,448)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                   217                (2,152)                (1,348)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...              (20,553)                  5,338                  2,100
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................              (20,336)                  3,186                    752
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              3,469   $              3,186   $                752
                                                             ====================   ====================   ====================

                                                                       BHFTI BRIGHTHOUSE/WELLINGTON LARGE CAP RESEARCH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    -------------------

INVESTMENT INCOME:
      Dividends............................................  $          5,323,552   $          4,769,893    $         4,789,366
                                                             --------------------   --------------------    -------------------
EXPENSES:
      Mortality and expense risk charges...................             2,366,473              2,376,878              2,236,275
                                                             --------------------   --------------------    -------------------
           Net investment income (loss)....................             2,957,079              2,393,015              2,553,091
                                                             --------------------   --------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            53,086,818             52,915,129             16,060,148
      Realized gains (losses) on sale of investments.......             5,968,496              7,449,838              9,245,393
                                                             --------------------   --------------------    -------------------
           Net realized gains (losses).....................            59,055,314             60,364,967             25,305,541
                                                             --------------------   --------------------    -------------------
      Change in unrealized gains (losses) on investments...            61,834,004           (90,699,272)             57,041,217
                                                             --------------------   --------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................           120,889,318           (30,334,305)             82,346,758
                                                             --------------------   --------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $        123,846,397   $       (27,941,290)    $        84,899,849
                                                             ====================   ====================    ===================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-36

 The accompanying notes are an integral part of these financial statements.

                                    UL-37

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                              BHFTI CLARION GLOBAL REAL ESTATE
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            923,160   $           1,695,231   $          1,053,750
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                26,443                  26,861                 27,604
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................               896,717               1,668,370              1,026,146
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......               102,738                (37,998)                 11,186
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................               102,738                (37,998)                 11,186
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...             5,116,259             (4,019,685)              1,949,598
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             5,218,997             (4,057,683)              1,960,784
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          6,115,714   $         (2,389,313)   $          2,986,930
                                                             ====================   =====================   ====================

                                                                              BHFTI HARRIS OAKMARK INTERNATIONAL
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             958,784   $            864,792    $            809,196
                                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                 47,758                 56,149                  57,884
                                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....................                911,026                808,643                 751,312
                                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              3,015,811              1,816,908                      --
      Realized gains (losses) on sale of investments.......              (382,142)                174,708                 298,648
                                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....................              2,633,669              1,991,616                 298,648
                                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...              5,117,038           (14,097,059)              10,649,156
                                                             ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................              7,750,707           (12,105,443)              10,947,804
                                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $           8,661,733   $       (11,296,800)    $         11,699,116
                                                             =====================   ====================    ====================

                                                                            BHFTI INVESCO BALANCED-RISK ALLOCATION
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                      2019                   2018                    2017
                                                             ---------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $                  --   $                716    $              1,933
                                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                      --
                                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....................                     --                    716                   1,933
                                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                  4,805                   2,679
      Realized gains (losses) on sale of investments.......                   (81)                (1,079)                       1
                                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....................                   (81)                  3,726                   2,680
                                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                  8,923                (8,568)                     724
                                                             ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                  8,842                (4,842)                   3,404
                                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $               8,842   $            (4,126)    $              5,337
                                                             =====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-38

 The accompanying notes are an integral part of these financial statements.

                                    UL-39

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                 BHFTI INVESCO GLOBAL EQUITY
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $            607,931   $            741,251   $             631,796
                                                             --------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................               150,718                158,814                 143,449
                                                             --------------------   --------------------   ---------------------
           Net investment income (loss)....................               457,213                582,437                 488,347
                                                             --------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             7,183,124              5,598,037                      --
      Realized gains (losses) on sale of investments.......             1,423,101              2,033,817               2,246,334
                                                             --------------------   --------------------   ---------------------
           Net realized gains (losses).....................             8,606,225              7,631,854               2,246,334
                                                             --------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments...             6,426,053           (15,951,838)              14,255,607
                                                             --------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            15,032,278            (8,319,984)              16,501,941
                                                             --------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         15,489,491   $        (7,737,547)   $          16,990,288
                                                             ====================   ====================   =====================

                                                                               BHFTI INVESCO SMALL CAP GROWTH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --   $                 --   $                 --
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                 9,658                  9,936                  8,930
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................               (9,658)                (9,936)                (8,930)
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             1,237,304                995,359                722,548
      Realized gains (losses) on sale of investments.......             (130,839)                 35,226               (32,646)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             1,106,465              1,030,585                689,902
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...               530,138            (1,648,375)                961,544
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             1,636,603              (617,790)              1,651,446
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          1,626,945   $          (627,726)   $          1,642,516
                                                             ====================   ====================   ====================

                                                                           BHFTI JPMORGAN GLOBAL ACTIVE ALLOCATION
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $              6,307   $              4,106    $              5,628
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                 6,307                  4,106                   5,628
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                 13,795                      --
      Realized gains (losses) on sale of investments.......                 1,202                    353                     761
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................                 1,202                 14,148                     761
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                24,387               (35,582)                  28,770
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                25,589               (21,434)                  29,531
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             31,896   $           (17,328)    $             35,159
                                                             ====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-40

 The accompanying notes are an integral part of these financial statements.

                                    UL-41

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                               BHFTI JPMORGAN SMALL CAP VALUE
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              6,510   $              6,199   $              7,780
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 6,510                  6,199                  7,780
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                48,689                 27,152                 27,983
      Realized gains (losses) on sale of investments.......               (6,186)                    189                 12,875
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                42,503                 27,341                 40,858
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                23,626               (83,319)               (24,944)
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                66,129               (55,978)                 15,914
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             72,639   $           (49,779)   $             23,694
                                                             ====================   ====================   ====================

                                                                            BHFTI LOOMIS SAYLES GLOBAL ALLOCATION
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              7,435   $              7,771   $              6,635
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 7,435                  7,771                  6,635
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                36,635                 23,454                  1,769
      Realized gains (losses) on sale of investments.......                 4,431                 28,212                  6,743
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                41,066                 51,666                  8,512
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                51,557               (79,434)                 71,276
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                92,623               (27,768)                 79,788
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            100,058   $           (19,997)   $             86,423
                                                             ====================   ====================   ====================

                                                                                  BHFTI LOOMIS SAYLES GROWTH
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            438,816    $            362,296   $            411,128
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                35,948                  38,636                 38,033
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................               402,868                 323,660                373,095
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             5,572,046               2,042,880                     --
      Realized gains (losses) on sale of investments.......               889,628               1,792,006              1,758,844
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................             6,461,674               3,834,886              1,758,844
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...             1,909,460             (6,744,510)              5,283,206
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             8,371,134             (2,909,624)              7,042,050
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $          8,774,002    $        (2,585,964)   $          7,415,145
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-42

 The accompanying notes are an integral part of these financial statements.

                                    UL-43

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                           BHFTI METLIFE MULTI-INDEX TARGETED RISK
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              3,660   $              2,857   $              2,477
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 3,660                  2,857                  2,477
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                 10,572                  4,511
      Realized gains (losses) on sale of investments.......                   195                  1,259                  1,795
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                   195                 11,831                  6,306
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                29,440               (26,654)                 15,712
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                29,635               (14,823)                 22,018
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             33,295   $           (11,966)   $             24,495
                                                             ====================   ====================   ====================

                                                                              BHFTI MFS(R) RESEARCH INTERNATIONAL
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            275,831    $            402,618   $            365,364
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                16,692                  17,303                 16,781
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................               259,139                 385,315                348,583
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               828,454                      --                     --
      Realized gains (losses) on sale of investments.......               128,654                 430,859                120,626
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................               957,108                 430,859                120,626
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...             3,282,254             (3,418,696)              4,288,325
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             4,239,362             (2,987,837)              4,408,951
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          4,498,501    $        (2,602,522)   $          4,757,534
                                                             ====================    ====================   ====================

                                                                                BHFTI MORGAN STANLEY DISCOVERY
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --    $                 --   $            795,262
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               994,679                 850,555                672,898
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................             (994,679)               (850,555)                122,364
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            59,365,038              50,863,381                     --
      Realized gains (losses) on sale of investments.......            10,398,472               8,538,350              6,098,517
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................            69,763,510              59,401,731              6,098,517
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...            33,805,835            (32,615,883)             66,869,811
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................           103,569,345              26,785,848             72,968,328
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $        102,574,666    $         25,935,293   $         73,090,692
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-44

 The accompanying notes are an integral part of these financial statements.

                                    UL-45

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                          BHFTI PANAGORA GLOBAL DIVERSIFIED RISK
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                18    $                --   $                 --
                                                             -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------    -------------------   --------------------
           Net investment income (loss)....................                   18                     --                     --
                                                             -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     24                     --
      Realized gains (losses) on sale of investments.......                    6                    (1)                     81
                                                             -------------------    -------------------   --------------------
           Net realized gains (losses).....................                    6                     23                     81
                                                             -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments...                   81                   (46)                     16
                                                             -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                   87                   (23)                     97
                                                             -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $               105    $              (23)   $                 97
                                                             ===================    ===================   ====================

                                                                           BHFTI PIMCO INFLATION PROTECTED BOND
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $           353,831    $           187,843   $            184,363
                                                             -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               15,434                 15,966                 17,161
                                                             -------------------    -------------------   --------------------
           Net investment income (loss)....................              338,397                171,877                167,202
                                                             -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     --                     --
      Realized gains (losses) on sale of investments.......             (70,827)              (178,843)              (123,809)
                                                             -------------------    -------------------   --------------------
           Net realized gains (losses).....................             (70,827)              (178,843)              (123,809)
                                                             -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments...              505,478              (228,280)                327,314
                                                             -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................              434,651              (407,123)                203,505
                                                             -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $           773,048    $         (235,246)   $            370,707
                                                             ===================    ===================   ====================

                                                                                  BHFTI PIMCO TOTAL RETURN
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $          1,496,759   $            751,586   $           849,953
                                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                50,367                 50,991                52,719
                                                             --------------------   --------------------   -------------------
           Net investment income (loss)....................             1,446,392                700,595               797,234
                                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --               211,560
      Realized gains (losses) on sale of investments.......                34,984              (156,469)              (75,048)
                                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....................                34,984              (156,469)               136,512
                                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...             2,500,341              (573,439)             1,034,223
                                                             --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             2,535,325              (729,908)             1,170,735
                                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $          3,981,717   $           (29,313)   $         1,967,969
                                                             ====================   ====================   ===================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-46

 The accompanying notes are an integral part of these financial statements.

                                    UL-47

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                            BHFTI SCHRODERS GLOBAL MULTI-ASSET
                                                                                         DIVISION
                                                             ---------------------------------------------------------------
                                                                     2019                  2018                  2017
                                                             -------------------   -------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $             1,541   $             1,307   $               508
                                                             -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                    --                    --
                                                             -------------------   -------------------   -------------------
          Net investment income (loss).....................                1,541                 1,307                   508
                                                             -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                 4,392                 1,219
      Realized gains (losses) on sale of investments.......                  466                   174                   255
                                                             -------------------   -------------------   -------------------
          Net realized gains (losses)......................                  466                 4,566                 1,474
                                                             -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments...               17,790              (14,319)                 6,574
                                                             -------------------   -------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................               18,256               (9,753)                 8,048
                                                             -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            19,797   $           (8,446)   $             8,556
                                                             ===================   ===================   ===================

                                                                             BHFTI SSGA GROWTH AND INCOME ETF
                                                                                         DIVISION
                                                             ---------------------------------------------------------------
                                                                     2019                  2018                  2017
                                                             -------------------   -------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $           216,512   $           218,265   $           220,103
                                                             -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                8,078                 8,299                 8,503
                                                             -------------------   -------------------   -------------------
          Net investment income (loss).....................              208,434               209,966               211,600
                                                             -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              412,900               373,779                25,075
      Realized gains (losses) on sale of investments.......              (7,380)                44,773                31,915
                                                             -------------------   -------------------   -------------------
          Net realized gains (losses)......................              405,520               418,552                56,990
                                                             -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments...              865,423           (1,161,353)               993,368
                                                             -------------------   -------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            1,270,943             (742,801)             1,050,358
                                                             -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         1,479,377   $         (532,835)   $         1,261,958
                                                             ===================   ===================   ===================

                                                                                   BHFTI SSGA GROWTH ETF
                                                                                         DIVISION
                                                             ---------------------------------------------------------------
                                                                     2019                  2018                  2017
                                                             -------------------   -------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $           165,401   $           177,323   $           183,120
                                                             -------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                7,352                 7,744                 7,493
                                                             -------------------   -------------------   -------------------
          Net investment income (loss).....................              158,049               169,579               175,627
                                                             -------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              475,376               444,221                82,762
      Realized gains (losses) on sale of investments.......               13,517                79,167                70,763
                                                             -------------------   -------------------   -------------------
          Net realized gains (losses)......................              488,893               523,388               153,525
                                                             -------------------   -------------------   -------------------
      Change in unrealized gains (losses) on investments...              831,026           (1,317,908)             1,057,422
                                                             -------------------   -------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            1,319,919             (794,520)             1,210,947
                                                             -------------------   -------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         1,477,968   $         (624,941)   $         1,386,574
                                                             ===================   ===================   ===================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-48

 The accompanying notes are an integral part of these financial statements.

                                    UL-49

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                             BHFTI T. ROWE PRICE LARGE CAP VALUE
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             63,674   $             55,375   $             56,019
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                63,674                 55,375                 56,019
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               318,371                258,158                211,170
      Realized gains (losses) on sale of investments.......                42,589                 14,760                  7,745
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................               360,960                272,918                218,915
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...               266,789              (630,098)                129,307
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................               627,749              (357,180)                348,222
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            691,423   $          (301,805)   $            404,241
                                                             ====================   ====================   ====================

                                                                             BHFTI T. ROWE PRICE MID CAP GROWTH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            117,144   $                 --   $                 --
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                58,484                 57,557                 53,030
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                58,660               (57,557)               (53,030)
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             7,183,577              5,657,019              3,182,369
      Realized gains (losses) on sale of investments.......               462,768                586,722                414,597
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             7,646,345              6,243,741              3,596,966
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...             4,165,082            (6,867,777)              4,985,555
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            11,811,427              (624,036)              8,582,521
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         11,870,087   $          (681,593)   $          8,529,491
                                                             ====================   ====================   ====================

                                                                            BHFTI VICTORY SYCAMORE MID CAP VALUE
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          1,163,012   $            715,890   $          1,006,939
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                80,884                 83,689                 82,275
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................             1,082,128                632,201                924,664
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             2,848,890             15,510,953                     --
      Realized gains (losses) on sale of investments.......                63,300                489,826                763,180
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             2,912,190             16,000,779                763,180
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...            18,174,933           (25,172,760)              6,544,581
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            21,087,123            (9,171,981)              7,307,761
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         22,169,251   $        (8,539,780)   $          8,232,425
                                                             ====================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-50

 The accompanying notes are an integral part of these financial statements.

                                    UL-51

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                          BHFTII BAILLIE GIFFORD INTERNATIONAL STOCK
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            609,814   $             555,119   $            553,050
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               207,189                 218,023                209,721
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................               402,625                 337,096                343,329
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             2,687,434                      --                     --
      Realized gains (losses) on sale of investments.......               421,664                 545,059                322,047
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................             3,109,098                 545,059                322,047
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...             9,101,083             (9,369,507)             12,519,996
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            12,210,181             (8,824,448)             12,842,043
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         12,612,806   $         (8,487,352)   $         13,185,372
                                                             ====================   =====================   ====================

                                                                                 BHFTII BLACKROCK BOND INCOME
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          2,861,606    $          2,524,969   $          2,411,937
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               258,824                 262,304                272,659
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................             2,602,782               2,262,665              2,139,278
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......              (16,881)               (360,052)               (33,084)
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................              (16,881)               (360,052)               (33,084)
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...             4,310,845             (2,511,644)                749,028
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             4,293,964             (2,871,696)                715,944
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          6,896,746    $          (609,031)   $          2,855,222
                                                             ====================    ====================   ====================

                                                                            BHFTII BLACKROCK CAPITAL APPRECIATION
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             32,055   $             16,615    $             11,274
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                18,807                 16,344                  11,518
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                13,248                    271                   (244)
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             2,437,479              1,760,862                 248,842
      Realized gains (losses) on sale of investments.......               293,868                426,638                 337,629
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................             2,731,347              2,187,500                 586,471
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...             1,309,526            (1,958,446)               2,528,190
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             4,040,873                229,054               3,114,661
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          4,054,121   $            229,325    $          3,114,417
                                                             ====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-52

 The accompanying notes are an integral part of these financial statements.

                                    UL-53

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                           BHFTII BLACKROCK ULTRA-SHORT TERM BOND
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            531,767   $             295,427   $             91,995
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                28,042                  27,731                 31,108
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................               503,725                 267,696                 60,887
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                   1,698                    532
      Realized gains (losses) on sale of investments.......                77,768                  45,399                 25,191
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................                77,768                  47,097                 25,723
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...                14,618                 157,511                119,513
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                92,386                 204,608                145,236
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            596,111   $             472,304   $            206,123
                                                             ====================   =====================   ====================

                                                                            BHFTII BRIGHTHOUSE ASSET ALLOCATION 20
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             102,407   $            102,219    $            126,677
                                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                  8,207                  8,431                   7,207
                                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....................                 94,200                 93,788                 119,470
                                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 80,812                 53,466                  87,901
      Realized gains (losses) on sale of investments.......                (9,210)               (38,606)                (47,017)
                                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....................                 71,602                 14,860                  40,884
                                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                319,183              (220,034)                 193,850
                                                             ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                390,785              (205,174)                 234,734
                                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             484,985   $          (111,386)    $            354,204
                                                             =====================   ====================    ====================

                                                                            BHFTII BRIGHTHOUSE ASSET ALLOCATION 40
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             264,198   $            246,761    $            243,164
                                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                 15,756                 16,035                  15,988
                                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....................                248,442                230,726                 227,176
                                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                544,621                332,035                 340,561
      Realized gains (losses) on sale of investments.......               (23,488)               (38,307)                   8,343
                                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....................                521,133                293,728                 348,904
                                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                805,166            (1,013,336)                 555,970
                                                             ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................              1,326,299              (719,608)                 904,874
                                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $           1,574,741   $          (488,882)    $          1,132,050
                                                             =====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-54

 The accompanying notes are an integral part of these financial statements.

                                    UL-55

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                            BHFTII BRIGHTHOUSE ASSET ALLOCATION 60
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $           1,202,259   $           1,053,491   $          1,067,522
                                                             ---------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                 78,171                  80,173                 79,507
                                                             ---------------------   ---------------------   --------------------
           Net investment income (loss)....................              1,124,088                 973,318                988,015
                                                             ---------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................              4,325,793               2,115,913              2,146,384
      Realized gains (losses) on sale of investments.......                152,202                 392,182                456,295
                                                             ---------------------   ---------------------   --------------------
           Net realized gains (losses).....................              4,477,995               2,508,095              2,602,679
                                                             ---------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...              4,107,625             (6,730,312)              3,901,633
                                                             ---------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................              8,585,620             (4,222,217)              6,504,312
                                                             ---------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $           9,709,708   $         (3,248,899)   $          7,492,327
                                                             =====================   =====================   ====================

                                                                            BHFTII BRIGHTHOUSE ASSET ALLOCATION 80
                                                                                           DIVISION
                                                             ---------------------------------------------------------------------
                                                                      2019                   2018                    2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $           2,096,807   $           1,641,433   $           1,815,853
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                 91,513                  94,356                  89,663
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................              2,005,294               1,547,077               1,726,190
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             10,484,034               4,666,674               5,578,827
      Realized gains (losses) on sale of investments.......                794,324               1,357,981               1,298,195
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................             11,278,358               6,024,655               6,877,022
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...              8,872,398            (15,781,080)               9,496,898
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             20,150,756             (9,756,425)              16,373,920
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          22,156,050   $         (8,209,348)   $          18,100,110
                                                             =====================   =====================   =====================

                                                                           BHFTII BRIGHTHOUSE/ARTISAN MID CAP VALUE
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             --------------------    --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $            459,916    $            397,910    $            441,768
                                                             --------------------    --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                52,118                  55,047                  54,893
                                                             --------------------    --------------------    --------------------
           Net investment income (loss)....................               407,798                 342,863                 386,875
                                                             --------------------    --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             7,064,734               3,368,314                      --
      Realized gains (losses) on sale of investments.......               233,732                 746,054                 643,877
                                                             --------------------    --------------------    --------------------
           Net realized gains (losses).....................             7,298,466               4,114,368                 643,877
                                                             --------------------    --------------------    --------------------
      Change in unrealized gains (losses) on investments...             4,852,816            (12,674,858)               6,536,022
                                                             --------------------    --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            12,151,282             (8,560,490)               7,179,899
                                                             --------------------    --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         12,559,080    $        (8,217,627)    $          7,566,774
                                                             ====================    ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-56

 The accompanying notes are an integral part of these financial statements.

                                    UL-57

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                           BHFTII BRIGHTHOUSE/WELLINGTON BALANCED
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          7,100,724   $           5,606,001   $          6,002,089
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................             1,677,435               1,687,659              1,662,608
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................             5,423,289               3,918,342              4,339,481
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            19,282,553              23,957,136              7,530,180
      Realized gains (losses) on sale of investments.......             2,392,122               2,733,442              2,933,892
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................            21,674,675              26,690,578             10,464,072
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...            36,982,209            (43,500,876)             27,671,155
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            58,656,884            (16,810,298)             38,135,227
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         64,080,173   $        (12,891,956)   $         42,474,708
                                                             ====================   =====================   ====================

                                                                   BHFTII BRIGHTHOUSE/WELLINGTON CORE EQUITY OPPORTUNITIES
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          1,373,185   $          1,411,380   $          1,196,624
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                63,496                 61,310                 58,748
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................             1,309,689              1,350,070              1,137,876
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             6,923,541              4,282,724              2,824,131
      Realized gains (losses) on sale of investments.......             1,034,821                639,830                379,451
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             7,958,362              4,922,554              3,203,582
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...            13,108,141            (6,175,203)              9,056,499
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            21,066,503            (1,252,649)             12,260,081
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         22,376,192   $             97,421   $         13,397,957
                                                             ====================   ====================   ====================

                                                                                BHFTII FRONTIER MID CAP GROWTH
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --    $                 --   $                 --
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................             1,808,302               1,754,856              1,632,964
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................           (1,808,302)             (1,754,856)            (1,632,964)
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            34,434,199              28,331,222              5,792,652
      Realized gains (losses) on sale of investments.......             4,203,173               4,778,324              5,416,830
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................            38,637,372              33,109,546             11,209,482
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...            35,345,162            (46,139,301)             43,545,366
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            73,982,534            (13,029,755)             54,754,848
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         72,174,232    $       (14,784,611)   $         53,121,884
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-58

 The accompanying notes are an integral part of these financial statements.

                                    UL-59

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                   BHFTII JENNISON GROWTH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            195,127   $            135,573   $             84,450
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                25,076                 24,797                 17,500
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................               170,051                110,776                 66,950
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             6,383,428              5,749,143              1,883,231
      Realized gains (losses) on sale of investments.......               420,812                670,411                374,997
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             6,804,240              6,419,554              2,258,228
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...             5,030,053            (6,671,580)              6,383,010
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            11,834,293              (252,026)              8,641,238
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         12,004,344   $          (141,250)   $          8,708,188
                                                             ====================   ====================   ====================

                                                                             BHFTII LOOMIS SAYLES SMALL CAP CORE
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              7,499   $              5,587   $             75,600
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                25,945                 27,358                 26,031
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................              (18,446)               (21,771)                 49,569
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             2,683,546              2,792,999              1,682,939
      Realized gains (losses) on sale of investments.......               151,478                352,664                473,735
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................             2,835,024              3,145,663              2,156,674
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...             2,924,448            (5,945,164)              1,501,241
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             5,759,472            (2,799,501)              3,657,915
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $          5,741,026   $        (2,821,272)   $          3,707,484
                                                             ====================   ====================   ====================

                                                                            BHFTII LOOMIS SAYLES SMALL CAP GROWTH
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --   $                 --   $                --
                                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                11,876                 12,018                 9,721
                                                             --------------------   --------------------   -------------------
           Net investment income (loss)....................              (11,876)               (12,018)               (9,721)
                                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             2,354,174              1,921,803               548,702
      Realized gains (losses) on sale of investments.......               226,813                280,750               214,228
                                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....................             2,580,987              2,202,553               762,930
                                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...               820,229            (2,123,091)             2,111,346
                                                             --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             3,401,216                 79,462             2,874,276
                                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $          3,389,340   $             67,444   $         2,864,555
                                                             ====================   ====================   ===================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-60

 The accompanying notes are an integral part of these financial statements.

                                    UL-61

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                             BHFTII METLIFE AGGREGATE BOND INDEX
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             --------------------   -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          4,093,397   $         3,810,820   $          3,851,349
                                                             --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                38,274                40,049                 41,255
                                                             --------------------   -------------------   --------------------
           Net investment income (loss)....................             4,055,123             3,770,771              3,810,094
                                                             --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                    --                     --
      Realized gains (losses) on sale of investments.......                 4,630             (845,236)               (60,039)
                                                             --------------------   -------------------   --------------------
           Net realized gains (losses).....................                 4,630             (845,236)               (60,039)
                                                             --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments...             6,573,697           (3,257,308)                463,003
                                                             --------------------   -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             6,578,327           (4,102,544)                402,964
                                                             --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         10,633,450   $         (331,773)   $          4,213,058
                                                             ====================   ===================   ====================

                                                                            BHFTII METLIFE MID CAP STOCK INDEX
                                                                                         DIVISION
                                                             ----------------------------------------------------------------
                                                                    2019                   2018                  2017
                                                             -------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $         1,397,554   $          1,356,581   $         1,393,301
                                                             -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................               70,708                 75,164                73,593
                                                             -------------------   --------------------   -------------------
           Net investment income (loss)....................            1,326,846              1,281,417             1,319,708
                                                             -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            9,734,869              8,878,478             6,351,214
      Realized gains (losses) on sale of investments.......              944,006              2,094,579             2,402,793
                                                             -------------------   --------------------   -------------------
           Net realized gains (losses).....................           10,678,875             10,973,057             8,754,007
                                                             -------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...           10,598,269           (23,434,639)             4,956,766
                                                             -------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................           21,277,144           (12,461,582)            13,710,773
                                                             -------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $        22,603,990   $       (11,180,165)   $        15,030,481
                                                             ===================   ====================   ===================

                                                                              BHFTII METLIFE MSCI EAFE(R) INDEX
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             --------------------   -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          2,387,869   $         2,694,273   $          2,349,651
                                                             --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                38,450                41,726                 40,550
                                                             --------------------   -------------------   --------------------
           Net investment income (loss)....................             2,349,419             2,652,547              2,309,101
                                                             --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               645,899                    --                     --
      Realized gains (losses) on sale of investments.......               739,520             1,021,937              1,359,240
                                                             --------------------   -------------------   --------------------
           Net realized gains (losses).....................             1,385,419             1,021,937              1,359,240
                                                             --------------------   -------------------   --------------------
      Change in unrealized gains (losses) on investments...            14,100,152          (16,649,850)             15,314,940
                                                             --------------------   -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            15,485,571          (15,627,913)             16,674,180
                                                             --------------------   -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         17,834,990   $      (12,975,366)   $         18,983,281
                                                             ====================   ===================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-62

 The accompanying notes are an integral part of these financial statements.

                                    UL-63

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                             BHFTII METLIFE RUSSELL 2000(R) INDEX
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            944,809    $            945,477   $            973,933
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                52,038                  57,241                 54,478
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................               892,771                 888,236                919,455
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             7,573,708               5,684,074              3,194,653
      Realized gains (losses) on sale of investments.......             1,796,600               3,015,270              2,846,816
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................             9,370,308               8,699,344              6,041,469
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...             7,594,549            (17,938,965)              4,109,388
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            16,964,857             (9,239,621)             10,150,857
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         17,857,628    $        (8,351,385)   $         11,070,312
                                                             ====================    ====================   ====================

                                                                                 BHFTII METLIFE STOCK INDEX
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $         24,301,379   $         20,232,875   $         19,102,288
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................             2,501,274              2,506,370              2,334,132
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................            21,800,105             17,726,505             16,768,156
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            84,711,821             63,212,282             30,024,000
      Realized gains (losses) on sale of investments.......            27,102,836             30,717,054             34,571,519
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................           111,814,657             93,929,336             64,595,519
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...           171,992,283          (159,803,991)            126,477,450
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................           283,806,940           (65,874,655)            191,072,969
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $        305,607,045   $       (48,148,150)   $        207,841,125
                                                             ====================   ====================   ====================

                                                                                 BHFTII MFS(R) TOTAL RETURN
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            707,106   $            682,160   $            265,892
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                 9,502                  9,715                  9,874
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................               697,604                672,445                256,018
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             1,278,480              1,954,294                556,179
      Realized gains (losses) on sale of investments.......             (773,756)                 77,778                137,114
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................               504,724              2,032,072                693,293
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...             3,070,709            (4,570,024)              1,181,033
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             3,575,433            (2,537,952)              1,874,326
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          4,273,037   $        (1,865,507)   $          2,130,344
                                                             ====================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-64

 The accompanying notes are an integral part of these financial statements.

                                    UL-65

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                     BHFTII MFS(R) VALUE
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             --------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $          2,313,890   $          1,817,803   $         1,881,888
                                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                96,478                 91,293                74,868
                                                             --------------------   --------------------   -------------------
           Net investment income (loss)....................             2,217,412              1,726,510             1,807,020
                                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................             7,945,106              7,633,263             5,556,050
      Realized gains (losses) on sale of investments.......               488,474                717,887               820,001
                                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....................             8,433,580              8,351,150             6,376,051
                                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...            20,526,971           (21,548,270)             7,634,853
                                                             --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................            28,960,551           (13,197,120)            14,010,904
                                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $         31,177,963   $       (11,470,610)   $        15,817,924
                                                             ====================   ====================   ===================

                                                                              BHFTII NEUBERGER BERMAN GENESIS
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $           289,917    $           427,961   $            467,365
                                                             -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................              102,653                103,468                 97,289
                                                             -------------------    -------------------   --------------------
           Net investment income (loss)....................              187,264                324,493                370,076
                                                             -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................           16,720,383             14,931,674              9,271,091
      Realized gains (losses) on sale of investments.......            1,848,685              2,455,941              2,786,014
                                                             -------------------    -------------------   --------------------
           Net realized gains (losses).....................           18,569,068             17,387,615             12,057,105
                                                             -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments...           12,124,576           (25,138,689)              4,394,645
                                                             -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................           30,693,644            (7,751,074)             16,451,750
                                                             -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $        30,880,908    $       (7,426,581)   $         16,821,826
                                                             ===================    ===================   ====================

                                                                           BHFTII T. ROWE PRICE LARGE CAP GROWTH
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $           473,244   $            463,194   $            290,388
                                                             -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................               82,157                 80,800                 68,479
                                                             -------------------   --------------------   --------------------
           Net investment income (loss)....................              391,087                382,394                221,909
                                                             -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................           16,761,108             19,742,610              5,723,064
      Realized gains (losses) on sale of investments.......            1,511,661              2,588,381              2,250,944
                                                             -------------------   --------------------   --------------------
           Net realized gains (losses).....................           18,272,769             22,330,991              7,974,008
                                                             -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...           10,875,848           (23,124,361)             19,425,313
                                                             -------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................           29,148,617              (793,370)             27,399,321
                                                             -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $        29,539,704   $          (410,976)   $         27,621,230
                                                             ===================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-66

 The accompanying notes are an integral part of these financial statements.

                                    UL-67

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                            BHFTII T. ROWE PRICE SMALL CAP GROWTH
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $             64,058   $            159,008    $            383,598
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................               455,772                462,454                 422,353
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................             (391,714)              (303,446)                (38,755)
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................            18,395,410             10,935,636               7,083,773
      Realized gains (losses) on sale of investments.......             2,742,690              3,925,105               2,988,428
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................            21,138,100             14,860,741              10,072,201
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...            16,651,176           (22,939,008)              14,656,850
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................            37,789,276            (8,078,267)              24,729,051
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $         37,397,562   $        (8,381,713)    $         24,690,296
                                                             ====================   ====================    ====================

                                                                           BHFTII VAN ECK GLOBAL NATURAL RESOURCES
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              1,794   $                567   $                290
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 1,794                    567                    290
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --                     --
      Realized gains (losses) on sale of investments.......               (9,662)                (2,432)                (3,647)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................               (9,662)                (2,432)                (3,647)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                45,337               (96,127)                  5,530
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                35,675               (98,559)                  1,883
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             37,469   $           (97,992)   $              2,173
                                                             ====================   ====================   ====================

                                                                 BHFTII WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $          2,611,420    $          2,776,967   $          2,088,016
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                76,795                  80,667                 86,369
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................             2,534,625               2,696,300              2,001,647
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......               153,935                  89,897                364,897
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................               153,935                  89,897                364,897
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...             4,329,971             (4,895,547)              1,796,363
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................             4,483,906             (4,805,650)              2,161,260
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $          7,018,531    $        (2,109,350)   $          4,162,907
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-68

 The accompanying notes are an integral part of these financial statements.

                                    UL-69

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                        BHFTII WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            432,382    $            360,455   $            418,500
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                17,471                  16,625                 16,252
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................               414,911                 343,830                402,248
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......              (53,391)                (86,126)               (35,219)
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................              (53,391)                (86,126)               (35,219)
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...               547,272               (115,445)               (80,512)
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               493,881               (201,571)              (115,731)
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            908,792    $            142,259   $            286,517
                                                             ====================    ====================   ====================

                                                                               BNY MELLON VI INTERNATIONAL VALUE
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               1,914   $              3,466   $               2,916
                                                             ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                      --
                                                             ---------------------   --------------------   ---------------------
           Net investment income (loss)....................                  1,914                  3,466                   2,916
                                                             ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                     --                      --
      Realized gains (losses) on sale of investments.......               (17,157)                  (123)                   (300)
                                                             ---------------------   --------------------   ---------------------
           Net realized gains (losses).....................               (17,157)                  (123)                   (300)
                                                             ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 46,979               (44,641)                  51,516
                                                             ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 29,822               (44,764)                  51,216
                                                             ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              31,736   $           (41,298)   $              54,132
                                                             =====================   ====================   =====================

                                                                             FIDELITY(R) VIP ASSET MANAGER: GROWTH
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             30,328   $              28,546   $             24,598
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................                30,328                  28,546                 24,598
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               108,882                  82,828                254,110
      Realized gains (losses) on sale of investments.......                21,653                  24,180                 39,851
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................               130,535                 107,008                293,961
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...               255,311               (293,123)                  9,749
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               385,846               (186,115)                303,710
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            416,174   $           (157,569)   $            328,308
                                                             ====================   =====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-70

 The accompanying notes are an integral part of these financial statements.

                                    UL-71

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                  FIDELITY(R) VIP CONTRAFUND
                                                                                           DIVISION
                                                             ---------------------------------------------------------------------
                                                                     2019                    2018                     2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              10,856   $              18,473   $              25,600
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................                 10,856                  18,473                  25,600
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                345,025                 260,686                 151,989
      Realized gains (losses) on sale of investments.......                123,721                  55,502                  64,249
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................                468,746                 316,188                 216,238
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                377,490               (515,972)                 321,303
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                846,236               (199,784)                 537,541
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             857,092   $           (181,311)   $             563,141
                                                             =====================   =====================   =====================

                                                                                  FIDELITY(R) VIP EQUITY-INCOME
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                    2017
                                                             ---------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               2,569    $                  36   $                  40
                                                             ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                       --                      --
                                                             ---------------------    ---------------------   ---------------------
           Net investment income (loss)....................                  2,569                       36                      40
                                                             ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    415                       75                     208
      Realized gains (losses) on sale of investments.......                     27                        1                     645
                                                             ---------------------    ---------------------   ---------------------
           Net realized gains (losses).....................                    442                       76                     853
                                                             ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 14,839                    (250)                   (214)
                                                             ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 15,281                    (174)                     639
                                                             ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              17,850    $               (138)   $                 679
                                                             =====================    =====================   =====================

                                                                                  FIDELITY(R) VIP FREEDOM 2010
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                    2017
                                                             ---------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               3,334    $               2,455   $               2,182
                                                             ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                       --                      --
                                                             ---------------------    ---------------------   ---------------------
           Net investment income (loss)....................                  3,334                    2,455                   2,182
                                                             ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                  6,365                    3,961                   1,201
      Realized gains (losses) on sale of investments.......                (1,009)                    (395)                     700
                                                             ---------------------    ---------------------   ---------------------
           Net realized gains (losses).....................                  5,356                    3,566                   1,901
                                                             ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 14,163                 (11,906)                     324
                                                             ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 19,519                  (8,340)                   2,225
                                                             ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              22,853    $             (5,885)   $               4,407
                                                             =====================    =====================   =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-72

 The accompanying notes are an integral part of these financial statements.

                                    UL-73

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                  FIDELITY(R) VIP FREEDOM 2020
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                    2017
                                                             ---------------------    --------------------    ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              12,592    $              8,406    $               8,288
                                                             ---------------------    --------------------    ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                       --
                                                             ---------------------    --------------------    ---------------------
           Net investment income (loss)....................                 12,592                   8,406                    8,288
                                                             ---------------------    --------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 30,193                  17,605                   15,960
      Realized gains (losses) on sale of investments.......                  2,981                   6,369                   17,690
                                                             ---------------------    --------------------    ---------------------
           Net realized gains (losses).....................                 33,174                  23,974                   33,650
                                                             ---------------------    --------------------    ---------------------
      Change in unrealized gains (losses) on investments...                 59,075                (64,092)                   50,769
                                                             ---------------------    --------------------    ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 92,249                (40,118)                   84,419
                                                             ---------------------    --------------------    ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             104,841    $           (31,712)    $              92,707
                                                             =====================    ====================    =====================

                                                                                 FIDELITY(R) VIP FREEDOM 2025
                                                                                           DIVISION
                                                             ---------------------------------------------------------------------
                                                                     2019                    2018                     2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              10,696   $               7,186   $               7,280
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................                 10,696                   7,186                   7,280
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 14,406                   9,975                  13,035
      Realized gains (losses) on sale of investments.......                    972                   1,100                     687
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................                 15,378                  11,075                  13,722
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 75,905                (51,118)                  58,295
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 91,283                (40,043)                  72,017
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             101,979   $            (32,857)   $              79,297
                                                             =====================   =====================   =====================

                                                                                 FIDELITY(R) VIP FREEDOM 2030
                                                                                           DIVISION
                                                             ---------------------------------------------------------------------
                                                                     2019                    2018                     2017
                                                             --------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              6,478    $               3,464   $               3,686
                                                             --------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                       --                      --
                                                             --------------------    ---------------------   ---------------------
           Net investment income (loss)....................                 6,478                    3,464                   3,686
                                                             --------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 9,464                    6,179                   7,522
      Realized gains (losses) on sale of investments.......                 2,735                   13,421                   8,178
                                                             --------------------    ---------------------   ---------------------
           Net realized gains (losses).....................                12,199                   19,600                  15,700
                                                             --------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                43,948                 (40,198)                  21,517
                                                             --------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                56,147                 (20,598)                  37,217
                                                             --------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             62,625    $            (17,134)   $              40,903
                                                             ====================    =====================   =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-74

 The accompanying notes are an integral part of these financial statements.

                                    UL-75

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                 FIDELITY(R) VIP FREEDOM 2040
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             --------------------    --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $              5,643    $              3,024    $              2,654
                                                             --------------------    --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                      --
                                                             --------------------    --------------------    --------------------
           Net investment income (loss)....................                 5,643                   3,024                   2,654
                                                             --------------------    --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 9,735                   5,014                   5,908
      Realized gains (losses) on sale of investments.......                 5,694                   8,456                   6,961
                                                             --------------------    --------------------    --------------------
           Net realized gains (losses).....................                15,429                  13,470                  12,869
                                                             --------------------    --------------------    --------------------
      Change in unrealized gains (losses) on investments...                51,562                (41,836)                  24,961
                                                             --------------------    --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                66,991                (28,366)                  37,830
                                                             --------------------    --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             72,634    $           (25,342)    $             40,484
                                                             ====================    ====================    ====================

                                                                                 FIDELITY(R) VIP FREEDOM 2050
                                                                                           DIVISION
                                                             --------------------------------------------------------------------
                                                                     2019                    2018                    2017
                                                             ---------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $               3,915   $              2,456    $              2,270
                                                             ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                     --                      --
                                                             ---------------------   --------------------    --------------------
           Net investment income (loss)....................                  3,915                  2,456                   2,270
                                                             ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                  7,066                  5,193                   4,679
      Realized gains (losses) on sale of investments.......                  6,247                  5,282                   3,738
                                                             ---------------------   --------------------    --------------------
           Net realized gains (losses).....................                 13,313                 10,475                   8,417
                                                             ---------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                 38,724               (34,149)                  19,567
                                                             ---------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 52,037               (23,674)                  27,984
                                                             ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              55,952   $           (21,218)    $             30,254
                                                             =====================   ====================    ====================

                                                                             FIDELITY(R) VIP GOVERNMENT MONEY MARKET
                                                                                            DIVISION
                                                             ---------------------------------------------------------------------
                                                                      2019                    2018                   2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              78,815   $              56,758   $              22,875
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................                 78,815                  56,758                  22,875
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                      --                      --
      Realized gains (losses) on sale of investments.......                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              78,815   $              56,758   $              22,875
                                                             =====================   =====================   =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-76

 The accompanying notes are an integral part of these financial statements.

                                    UL-77

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                   FIDELITY(R) VIP HIGH INCOME
                                                                                            DIVISION
                                                             ---------------------------------------------------------------------
                                                                      2019                    2018                    2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              22,492   $              28,272   $              24,337
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................                 22,492                  28,272                  24,337
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                      --                      --
      Realized gains (losses) on sale of investments.......                (8,256)                   (649)                    (18)
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................                (8,256)                   (649)                    (18)
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 48,742                (43,948)                   2,185
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 40,486                (44,597)                   2,167
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              62,978   $            (16,325)   $              26,504
                                                             =====================   =====================   =====================

                                                                              FIDELITY(R) VIP INVESTMENT GRADE BOND
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                    2017
                                                             ---------------------    --------------------    ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              17,697    $             28,459    $              28,197
                                                             ---------------------    --------------------    ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                       --
                                                             ---------------------    --------------------    ---------------------
           Net investment income (loss)....................                 17,697                  28,459                   28,197
                                                             ---------------------    --------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                     --                   7,286                    5,616
      Realized gains (losses) on sale of investments.......                (9,542)                 (1,484)                  (2,296)
                                                             ---------------------    --------------------    ---------------------
           Net realized gains (losses).....................                (9,542)                   5,802                    3,320
                                                             ---------------------    --------------------    ---------------------
      Change in unrealized gains (losses) on investments...                 64,066                (41,933)                   18,959
                                                             ---------------------    --------------------    ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 54,524                (36,131)                   22,279
                                                             ---------------------    --------------------    ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              72,221    $            (7,672)    $              50,476
                                                             =====================    ====================    =====================

                                                                                     FIDELITY(R) VIP MID CAP
                                                                                            DIVISION
                                                             ---------------------------------------------------------------------
                                                                     2019                     2018                    2017
                                                             ---------------------   ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               1,650   $               1,054   $               1,285
                                                             ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                      --
                                                             ---------------------   ---------------------   ---------------------
           Net investment income (loss)....................                  1,650                   1,054                   1,285
                                                             ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 26,301                  23,976                  12,504
      Realized gains (losses) on sale of investments.......                   (46)                   5,031                   3,777
                                                             ---------------------   ---------------------   ---------------------
           Net realized gains (losses).....................                 26,255                  29,007                  16,281
                                                             ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 20,941                (65,288)                  31,948
                                                             ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 47,196                (36,281)                  48,229
                                                             ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              48,846   $            (35,227)   $              49,514
                                                             =====================   =====================   =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-78

 The accompanying notes are an integral part of these financial statements.

                                    UL-79

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                 FTVIPT FRANKLIN INCOME VIP
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              2,119   $              2,119   $              2,194
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 2,119                  2,119                  2,194
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   640                     --                     --
      Realized gains (losses) on sale of investments.......                 1,952                  5,563                    186
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 2,592                  5,563                    186
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                 3,455               (10,139)                  6,858
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 6,047                (4,576)                  7,044
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              8,166   $            (2,457)   $              9,238
                                                             ====================   ====================   ====================

                                                                        FTVIPT FRANKLIN MUTUAL GLOBAL DISCOVERY VIP
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------    -------------------

INVESTMENT INCOME:
      Dividends............................................  $            11,418    $            16,822    $             9,201
                                                             -------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------    -------------------    -------------------
           Net investment income (loss)....................               11,418                 16,822                  9,201
                                                             -------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               71,726                  8,912                 29,295
      Realized gains (losses) on sale of investments.......             (13,785)                  (775)                  1,492
                                                             -------------------    -------------------    -------------------
           Net realized gains (losses).....................               57,941                  8,137                 30,787
                                                             -------------------    -------------------    -------------------
      Change in unrealized gains (losses) on investments...               77,099              (108,582)                  6,135
                                                             -------------------    -------------------    -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................              135,040              (100,445)                 36,922
                                                             -------------------    -------------------    -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $           146,458    $          (83,623)    $            46,123
                                                             ===================    ===================    ===================

                                                                              FTVIPT FRANKLIN MUTUAL SHARES VIP
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              1,632   $              2,853   $              2,384
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 1,632                  2,853                  2,384
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 8,727                  4,442                  4,324
      Realized gains (losses) on sale of investments.......               (2,853)                  (352)                    (2)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 5,874                  4,090                  4,322
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                12,534               (17,095)                  1,445
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                18,408               (13,005)                  5,767
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             20,040   $           (10,152)   $              8,151
                                                             ====================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-80

 The accompanying notes are an integral part of these financial statements.

                                    UL-81

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                FTVIPT TEMPLETON FOREIGN VIP
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             --------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $            135,594   $            219,516   $           225,978
                                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                    --
                                                             --------------------   --------------------   -------------------
           Net investment income (loss)....................               135,594                219,516               225,978
                                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                69,198                     --                    --
      Realized gains (losses) on sale of investments.......              (44,427)                137,505                 5,599
                                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....................                24,771                137,505                 5,599
                                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...               684,100            (1,579,348)               996,224
                                                             --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................               708,871            (1,441,843)             1,001,823
                                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            844,465   $        (1,222,327)   $         1,227,801
                                                             ====================   ====================   ===================

                                                                             FTVIPT TEMPLETON GLOBAL BOND VIP
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $            67,748    $                --   $                 --
                                                             -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------    -------------------   --------------------
           Net investment income (loss)....................               67,748                     --                     --
                                                             -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     --                  1,934
      Realized gains (losses) on sale of investments.......                  322                (1,042)                (2,105)
                                                             -------------------    -------------------   --------------------
           Net realized gains (losses).....................                  322                (1,042)                  (171)
                                                             -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments...             (49,912)                 19,604                 11,918
                                                             -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................             (49,590)                 18,562                 11,747
                                                             -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            18,158    $            18,562   $             11,747
                                                             ===================    ===================   ====================

                                                                                GOLDMAN SACHS MID-CAP VALUE
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                   2019 (a)                2018                   2017
                                                             -------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                --   $                780   $                623
                                                             -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------   --------------------   --------------------
           Net investment income (loss)....................                   --                    780                    623
                                                             -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                  7,077                  4,676
      Realized gains (losses) on sale of investments.......              (3,493)                    766                    316
                                                             -------------------   --------------------   --------------------
           Net realized gains (losses).....................              (3,493)                  7,843                  4,992
                                                             -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...               10,370               (15,671)                  3,256
                                                             -------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                6,877                (7,828)                  8,248
                                                             -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             6,877   $            (7,048)   $              8,871
                                                             ===================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-82

 The accompanying notes are an integral part of these financial statements.

                                    UL-83

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                             GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                     2017
                                                             ---------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $                  35    $                  37   $                  41
                                                             ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                       --                      --
                                                             ---------------------    ---------------------   ---------------------
           Net investment income (loss)....................                     35                       37                      41
                                                             ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    156                    1,104                     836
      Realized gains (losses) on sale of investments.......                  (138)                      144                   3,260
                                                             ---------------------    ---------------------   ---------------------
           Net realized gains (losses).....................                     18                    1,248                   4,096
                                                             ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                  1,566                  (1,847)                 (3,129)
                                                             ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                  1,584                    (599)                     967
                                                             ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $               1,619    $               (562)   $               1,008
                                                             =====================    =====================   =====================

                                                                                      INVESCO V.I. COMSTOCK
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                      2019                    2018                     2017
                                                             ---------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $              10,095    $              10,995   $              10,939
                                                             ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                       --                      --
                                                             ---------------------    ---------------------   ---------------------
           Net investment income (loss)....................                 10,095                   10,995                  10,939
                                                             ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 77,087                   75,626                  23,965
      Realized gains (losses) on sale of investments.......                    417                   45,604                   4,332
                                                             ---------------------    ---------------------   ---------------------
           Net realized gains (losses).....................                 77,504                  121,230                  28,297
                                                             ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses) on investments...                 32,442                (184,052)                  52,013
                                                             ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                109,946                 (62,822)                  80,310
                                                             ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             120,041    $            (51,827)   $              91,249
                                                             =====================    =====================   =====================

                                                                                INVESCO V.I. INTERNATIONAL GROWTH
                                                                                            DIVISION
                                                             ----------------------------------------------------------------------
                                                                     2019                     2018                    2017
                                                             ---------------------   ---------------------    ---------------------

INVESTMENT INCOME:
      Dividends............................................  $               5,657   $               7,440    $               4,975
                                                             ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk charges...................                     --                      --                       --
                                                             ---------------------   ---------------------    ---------------------
           Net investment income (loss)....................                  5,657                   7,440                    4,975
                                                             ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 22,850                   2,520                       --
      Realized gains (losses) on sale of investments.......                  4,744                   2,195                    6,211
                                                             ---------------------   ---------------------    ---------------------
           Net realized gains (losses).....................                 27,594                   4,715                    6,211
                                                             ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses) on investments...                 56,665                (67,377)                   61,391
                                                             ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 84,259                (62,662)                   67,602
                                                             ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              89,916   $            (55,222)    $              72,577
                                                             =====================   =====================    =====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-84

 The accompanying notes are an integral part of these financial statements.

                                    UL-85

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                   JANUS HENDERSON BALANCED
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             22,745    $             23,404   $             15,832
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................                22,745                  23,404                 15,832
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                35,536                  33,075                  2,191
      Realized gains (losses) on sale of investments.......                29,699                   6,353                 11,402
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................                65,235                  39,428                 13,593
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...               195,105                (64,594)                160,350
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               260,340                (25,166)                173,943
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            283,085    $            (1,762)   $            189,775
                                                             ====================    ====================   ====================

                                                                                  JANUS HENDERSON ENTERPRISE
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                204    $                446   $                710
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................                   204                     446                    710
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                23,873                  20,616                 32,459
      Realized gains (losses) on sale of investments.......                11,008                  16,295                 20,860
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................                34,881                  36,911                 53,319
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...                82,268                (40,219)                 49,008
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               117,149                 (3,308)                102,327
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            117,353    $            (2,862)   $            103,037
                                                             ====================    ====================   ====================

                                                                                    JANUS HENDERSON FORTY
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                   2018                    2017
                                                             --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 97   $                 --    $                 --
                                                             --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                      --
                                                             --------------------   --------------------    --------------------
           Net investment income (loss)....................                    97                     --                      --
                                                             --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                34,059                 51,565                  29,535
      Realized gains (losses) on sale of investments.......                   786                    812                  20,272
                                                             --------------------   --------------------    --------------------
           Net realized gains (losses).....................                34,845                 52,377                  49,807
                                                             --------------------   --------------------    --------------------
      Change in unrealized gains (losses) on investments...                88,897               (46,227)                  82,066
                                                             --------------------   --------------------    --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               123,742                  6,150                 131,873
                                                             --------------------   --------------------    --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            123,839   $              6,150    $            131,873
                                                             ====================   ====================    ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-86

 The accompanying notes are an integral part of these financial statements.

                                    UL-87

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                  JANUS HENDERSON OVERSEAS
                                                                                          DIVISION
                                                             -------------------------------------------------------------------
                                                                   2019 (a)                 2018                    2017
                                                             --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --   $                 400   $                358
                                                             --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------   ---------------------   --------------------
           Net investment income (loss)....................                    --                     400                    358
                                                             --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......               (1,542)                    (52)               (10,688)
                                                             --------------------   ---------------------   --------------------
           Net realized gains (losses).....................               (1,542)                    (52)               (10,688)
                                                             --------------------   ---------------------   --------------------
      Change in unrealized gains (losses) on investments...                 3,707                 (3,790)                 18,215
                                                             --------------------   ---------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                 2,165                 (3,842)                  7,527
                                                             --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $              2,165   $             (3,442)   $              7,885
                                                             ====================   =====================   ====================

                                                                                  JANUS HENDERSON RESEARCH
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              1,819   $              1,975   $              1,234
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 1,819                  1,975                  1,234
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                40,577                 17,143                  2,957
      Realized gains (losses) on sale of investments.......                 8,576                  4,135                  2,574
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                49,153                 21,278                  5,531
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                65,232               (31,506)                 68,064
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................               114,385               (10,228)                 73,595
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $            116,204   $            (8,253)   $             74,829
                                                             ====================   ====================   ====================

                                                                                   MFS(R) VIT GLOBAL EQUITY
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                412    $              2,659   $              1,698
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................                   412                   2,659                  1,698
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 2,895                  16,597                  9,831
      Realized gains (losses) on sale of investments.......                   139                  57,295                  2,533
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................                 3,034                  73,892                 12,364
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...                11,154                (71,225)                 40,361
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
         on investments....................................                14,188                   2,667                 52,725
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
         from operations...................................  $             14,600    $              5,326   $             54,423
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-88

 The accompanying notes are an integral part of these financial statements.

                                    UL-89

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                  MFS(R) VIT NEW DISCOVERY
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --   $                 --   $                 --
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 4,660                  3,132                  4,695
      Realized gains (losses) on sale of investments.......                   942                    277                 37,307
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 5,602                  3,409                 42,002
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                 2,141                (3,646)                  (961)
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 7,743                  (237)                 41,041
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              7,743   $              (237)   $             41,041
                                                             ====================   ====================   ====================

                                                                                  MFS(R) VIT II HIGH YIELD
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $              8,930   $              8,422   $              9,827
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                 8,930                  8,422                  9,827
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --                     --
      Realized gains (losses) on sale of investments.......                 (222)                  (212)                   (95)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 (222)                  (212)                   (95)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                12,834               (13,260)                  (254)
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                12,612               (13,472)                  (349)
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             21,542   $            (5,050)   $              9,478
                                                             ====================   ====================   ====================

                                                                           MORGAN STANLEY VIF EMERGING MARKETS DEBT
                                                                                           DIVISION
                                                             -------------------------------------------------------------------
                                                                     2019                    2018                   2017
                                                             --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             52,530    $             86,325   $             70,167
                                                             --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                      --                     --
                                                             --------------------    --------------------   --------------------
           Net investment income (loss)....................                52,530                  86,325                 70,167
                                                             --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                      --                     --
      Realized gains (losses) on sale of investments.......              (25,748)                (84,029)                (7,471)
                                                             --------------------    --------------------   --------------------
           Net realized gains (losses).....................              (25,748)                (84,029)                (7,471)
                                                             --------------------    --------------------   --------------------
      Change in unrealized gains (losses) on investments...               107,048               (126,520)                 58,835
                                                             --------------------    --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                81,300               (210,549)                 51,364
                                                             --------------------    --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            133,830    $          (124,224)   $            121,531
                                                             ====================    ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-90

 The accompanying notes are an integral part of these financial statements.

                                    UL-91

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                         MORGAN STANLEY VIF EMERGING MARKETS EQUITY
                                                                                          DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                   2018                  2017
                                                             --------------------   --------------------   -------------------

INVESTMENT INCOME:
      Dividends............................................  $             50,609   $             15,121   $            29,128
                                                             --------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                    --
                                                             --------------------   --------------------   -------------------
           Net investment income (loss)....................                50,609                 15,121                29,128
                                                             --------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................               326,042                     --                    --
      Realized gains (losses) on sale of investments.......              (12,040)                 37,607               244,612
                                                             --------------------   --------------------   -------------------
           Net realized gains (losses).....................               314,002                 37,607               244,612
                                                             --------------------   --------------------   -------------------
      Change in unrealized gains (losses) on investments...               424,306              (717,637)               807,706
                                                             --------------------   --------------------   -------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................               738,308              (680,030)             1,052,318
                                                             --------------------   --------------------   -------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            788,917   $          (664,909)   $         1,081,446
                                                             ====================   ====================   ===================

                                                                                    PIMCO VIT ALL ASSET
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------    -------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             2,217    $             4,773   $              6,628
                                                             -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------    -------------------   --------------------
           Net investment income (loss)....................                2,217                  4,773                  6,628
                                                             -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     --                     --
      Realized gains (losses) on sale of investments.......              (3,753)                  (152)                  (130)
                                                             -------------------    -------------------   --------------------
           Net realized gains (losses).....................              (3,753)                  (152)                  (130)
                                                             -------------------    -------------------   --------------------
      Change in unrealized gains (losses) on investments...               12,666               (12,773)                 11,089
                                                             -------------------    -------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                8,913               (12,925)                 10,959
                                                             -------------------    -------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $            11,130    $           (8,152)   $             17,587
                                                             ===================    ===================   ====================

                                                                         PIMCO VIT COMMODITYREALRETURN(R) STRATEGY
                                                                                         DIVISION
                                                             -----------------------------------------------------------------
                                                                     2019                  2018                   2017
                                                             -------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             1,113   $                503   $              1,293
                                                             -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------   --------------------   --------------------
           Net investment income (loss)....................                1,113                    503                  1,293
                                                             -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     --                     --
      Realized gains (losses) on sale of investments.......                (679)                  (347)                (3,603)
                                                             -------------------   --------------------   --------------------
           Net realized gains (losses).....................                (679)                  (347)                (3,603)
                                                             -------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                2,187                (3,284)                  2,335
                                                             -------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                1,508                (3,631)                (1,268)
                                                             -------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             2,621   $            (3,128)   $                 25
                                                             ===================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-92

 The accompanying notes are an integral part of these financial statements.

                                    UL-93

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                   PIMCO VIT LOW DURATION
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $             25,038   $             18,308   $             12,109
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                25,038                 18,308                 12,109
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                    --                     --                     --
      Realized gains (losses) on sale of investments.......               (3,978)                  (478)                  (327)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................               (3,978)                  (478)                  (327)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                14,745               (14,452)                    386
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                10,767               (14,930)                     59
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $             35,805   $              3,378   $             12,168
                                                             ====================   ====================   ====================

                                                                                 PIONEER MID CAP VALUE VCT
                                                                                         DIVISION
                                                             ------------------------------------------------------------------
                                                                    2019                   2018                   2017
                                                             -------------------    -------------------   ---------------------

INVESTMENT INCOME:
      Dividends............................................  $                --    $                --   $
                                                             -------------------    -------------------   ---------------------
EXPENSES:
      Mortality and expense risk charges...................                   --                     --                     --
                                                             -------------------    -------------------   ---------------------
           Net investment income (loss)....................                   --                     --                     --
                                                             -------------------    -------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   --                     --                     --
      Realized gains (losses) on sale of investments.......                   --                     --                  8,044
                                                             -------------------    -------------------   ---------------------
           Net realized gains (losses).....................                   --                     --                  8,044
                                                             -------------------    -------------------   ---------------------
      Change in unrealized gains (losses) on investments...                  241                     --                (6,197)
                                                             -------------------    -------------------   ---------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                  241                     --                  1,847
                                                             -------------------    -------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $               241    $                --   $              1,847
                                                             ===================    ===================   =====================

                                                                                PUTNAM VT INTERNATIONAL VALUE
                                                                                          DIVISION
                                                             ---------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   -----------------------

INVESTMENT INCOME:
      Dividends............................................  $                154   $                124   $                 86
                                                             --------------------   --------------------   -----------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   -----------------------
           Net investment income (loss)....................                   154                    124                     86
                                                             --------------------   --------------------   -----------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                   323                     --                     --
      Realized gains (losses) on sale of investments.......                 (110)                     71                     45
                                                             --------------------   --------------------   -----------------------
           Net realized gains (losses).....................                   213                     71                     45
                                                             --------------------   --------------------   -----------------------
      Change in unrealized gains (losses) on investments...                   568                (1,236)                  1,055
                                                             --------------------   --------------------   -----------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                   781                (1,165)                  1,100
                                                             --------------------   --------------------   -----------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $                935   $            (1,041)   $              1,186
                                                             ====================   ====================   =======================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-94

 The accompanying notes are an integral part of these financial statements.

                                    UL-95

                    METROPOLITAN LIFE SEPARATE ACCOUNT UL
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                       ROYCE MICRO-CAP
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                 --   $                 --   $                 73
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                    --                     --                     73
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 1,056                    519                  1,139
      Realized gains (losses) on sale of investments.......                   (5)                   (33)                      5
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 1,051                    486                  1,144
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                   898                (1,513)                  (673)
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 1,949                (1,027)                    471
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              1,949   $            (1,027)   $                544
                                                             ====================   ====================   ====================

                                                                                       ROYCE SMALL-CAP
                                                                                          DIVISION
                                                             ------------------------------------------------------------------
                                                                     2019                   2018                   2017
                                                             --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends............................................  $                100   $                116   $                136
                                                             --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk charges...................                    --                     --                     --
                                                             --------------------   --------------------   --------------------
           Net investment income (loss)....................                   100                    116                    136
                                                             --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........................                 1,787                    190                     --
      Realized gains (losses) on sale of investments.......                  (98)                   (35)               (13,382)
                                                             --------------------   --------------------   --------------------
           Net realized gains (losses).....................                 1,689                    155               (13,382)
                                                             --------------------   --------------------   --------------------
      Change in unrealized gains (losses) on investments...                   695                (1,492)                 13,095
                                                             --------------------   --------------------   --------------------
      Net realized and changes in unrealized gains (losses)
        on investments.....................................                 2,384                (1,337)                  (287)
                                                             --------------------   --------------------   --------------------
      Net increase (decrease) in net assets resulting
        from operations....................................  $              2,484   $            (1,221)   $              (151)
                                                             ====================   ====================   ====================

(a) Had no net assets at December 31, 2019.

 The accompanying notes are an integral part of these financial statements.

                                    UL-96

 The accompanying notes are an integral part of these financial statements.

                                    UL-97
Module

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2019 and 2018 and for the Years
  Ended December 31, 2019, 2018 and 2017:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2019 and 2018 and for
  the Years Ended December 31, 2019, 2018 and 2017:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2019 and 2018, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the
results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board
(United States) (PCAOB) and are required to be independent with respect to the
Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 9, 2020

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-2

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2019 and 2018

                (In millions, except share and per share data)

                                                        2019          2018
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $154,397
  and $155,175, respectively)......................  $    169,564  $    159,073
 Mortgage loans (net of valuation allowances of
  $289 and $291, respectively; includes $210 and
  $210, respectively, relating to variable
  interest entities; includes $188 and $299,
  respectively, under the fair value option and
  $59 and $0, respectively, of mortgage loans
  held-for-sale)...................................        65,549        63,687
 Policy loans......................................         6,100         6,061
 Real estate and real estate joint ventures
  (includes $1,378 and $1,394, respectively,
  relating to variable interest entities and $127
  and $0, respectively, under the fair value
  option)..........................................         6,659         6,152
 Other limited partnership interests...............         4,954         4,481
 Short-term investments, at estimated fair value...         1,883         1,506
 Other invested assets (includes $1,085 and
  $1,130, respectively, of leveraged and direct
  financing leases and $94 and $113, respectively,
  relating to variable interest entities)..........        16,979        16,463
                                                    ------------- -------------
   Total investments...............................       271,688       257,423
 Cash and cash equivalents, principally at
  estimated fair value (includes $5 and $14,
  respectively, relating to variable interest
  entities)........................................         8,927         6,882
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,987         2,050
 Premiums, reinsurance and other receivables
  (includes $3 and $2, respectively, relating to
  variable interest entities)......................        22,435        21,829
 Deferred policy acquisition costs and value of
  business acquired................................         3,453         4,117
 Deferred income tax asset.........................            --            43
 Other assets (includes $2 and $2, respectively,
  relating to variable interest entities)..........         4,460         3,723
 Separate account assets...........................       117,867       110,850
                                                    ------------- -------------
   Total assets....................................  $    430,817  $    406,917
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    128,304  $    126,099
 Policyholder account balances.....................        91,708        90,656
 Other policy-related balances.....................         7,732         7,264
 Policyholder dividends payable....................           495           494
 Policyholder dividend obligation..................         2,020           428
 Payables for collateral under securities loaned
  and other transactions...........................        20,365        18,472
 Short-term debt...................................           128           129
 Long-term debt (includes $5 and $5, respectively,
  at estimated fair value, relating to variable
  interest entities)...............................         1,548         1,567
 Current income tax payable........................           388           611
 Deferred income tax liability.....................         1,568            --
 Other liabilities.................................        26,082        24,620
 Separate account liabilities......................       117,867       110,850
                                                    ------------- -------------
   Total liabilities...............................       398,205       381,190
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,455        12,450
 Retained earnings.................................         9,943         9,512
 Accumulated other comprehensive income (loss).....        10,025         3,562
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        32,428        25,529
 Noncontrolling interests..........................           184           198
                                                    ------------- -------------
   Total equity....................................        32,612        25,727
                                                    ------------- -------------
   Total liabilities and equity....................  $    430,817  $    406,917
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-3

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                       2019          2018         2017
                                                   ------------  ------------ ------------
Revenues
Premiums..........................................  $    21,608   $    26,613  $    22,925
Universal life and investment-type product policy
 fees.............................................        2,037         2,124        2,227
Net investment income.............................       10,973        10,919       10,513
Other revenues....................................        1,573         1,586        1,570
Net investment gains (losses).....................          346           153          334
Net derivative gains (losses).....................         (288)          766         (344)
                                                   ------------  ------------ ------------
 Total revenues...................................       36,249        42,161       37,225
                                                   ------------  ------------ ------------
Expenses
Policyholder benefits and claims..................       24,051        29,097       25,792
Interest credited to policyholder account balances        2,624         2,479        2,235
Policyholder dividends............................        1,038         1,085        1,097
Other expenses....................................        4,976         5,191        5,135
                                                   ------------  ------------ ------------
 Total expenses...................................       32,689        37,852       34,259
                                                   ------------  ------------ ------------
 Income (loss) before provision for income tax....        3,560         4,309        2,966
Provision for income tax expense (benefit)........          148           173         (561)
                                                   ------------  ------------ ------------
 Net income (loss)................................        3,412         4,136        3,527
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)            6            2
                                                   ------------  ------------ ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,418   $     4,130  $     3,525
                                                   ============  ============ ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                       2019         2018         2017
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,412   $    4,136   $    3,527
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       8,053       (6,318)       4,079
Unrealized gains (losses) on derivatives..........         279          346         (848)
Foreign currency translation adjustments..........         (32)         (20)          26
Defined benefit plans adjustment..................        (143)       2,409          129
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       8,157       (3,583)       3,386
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................      (1,711)         793       (1,077)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       6,446       (2,790)       2,309
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       9,858        1,346        5,836
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)           6            2
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    9,864   $    1,340   $    5,834
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in      Retained   Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2016.. $      5 $    14,413  $    9,033   $     3,119      $       26,570        $     190    $  26,760
Capital contributions from
 MetLife, Inc.................                    6                                             6                             6
Returns of capital............                  (20)                                          (20)                          (20)
Purchase of operating joint
 venture interest from former
 affiliate....................                 (249)                                         (249)                         (249)
Dividends to MetLife, Inc.....                           (2,523)                           (2,523)                       (2,523)
Change in equity of
 noncontrolling interests.....                                                                 --              (49)         (49)
Net income (loss).............                            3,525                             3,525                2        3,527
Other comprehensive income
 (loss), net of income tax....                                          2,309               2,309                         2,309
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2017..        5      14,150      10,035         5,428              29,618              143       29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (917)          924                   7                             7
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at January 1, 2018....        5      14,150       9,118         6,352              29,625              143       29,768
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate (Note
 14)..........................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                               78            17                  95                            95
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at January 1, 2019....        5      12,450       9,590         3,579              25,624              198       25,822
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019.. $      5 $    12,455  $    9,943   $    10,025      $       32,428        $     184    $  32,612
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                        2019            2018            2017
                                                  ---------------  --------------  --------------
Cash flows from operating activities
Net income (loss)................................ $         3,412  $        4,136  $        3,527
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........              99             264             395
 Amortization of premiums and accretion of
  discounts associated with investments, net.....            (823)           (907)           (823)
 (Gains) losses on investments and from sales of
  businesses, net................................            (346)           (153)           (334)
 (Gains) losses on derivatives, net..............             499            (346)            900
 (Income) loss from equity method investments,
  net of dividends or distributions..............             366             375             314
 Interest credited to policyholder account
  balances.......................................           2,624           2,479           2,235
 Universal life and investment-type product
  policy fees....................................          (2,037)         (2,124)         (2,227)
 Change in fair value option and trading
  securities.....................................            (151)              3              17
 Change in accrued investment income.............              45              11             (40)
 Change in premiums, reinsurance and other
  receivables....................................            (200)           (309)            277
 Change in deferred policy acquisition costs and
  value of business acquired, net................             197             436             180
 Change in income tax............................            (351)            911          (2,200)
 Change in other assets..........................             961             947             309
 Change in insurance-related liabilities and
  policy-related balances........................           1,571           3,997           4,029
 Change in other liabilities.....................             277          (1,675)           (156)
 Other, net......................................              (1)            (19)            (49)
                                                  ---------------  --------------  --------------
  Net cash provided by (used in) operating
    activities...................................           6,142           8,026           6,354
                                                  ---------------  --------------  --------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....          49,464          67,609          53,984
 Equity securities...............................             183             135             831
 Mortgage loans..................................          11,482           8,908           8,810
 Real estate and real estate joint ventures......           1,101           1,131             955
 Other limited partnership interests.............             494             479             565
Purchases and originations of:
 Fixed maturity securities available-for-sale....         (48,421)        (61,109)        (55,973)
 Equity securities...............................             (49)           (161)           (607)
 Mortgage loans..................................         (13,458)        (13,968)        (10,680)
 Real estate and real estate joint ventures......          (1,443)           (463)           (885)
 Other limited partnership interests.............            (971)           (871)           (794)
Cash received in connection with freestanding
 derivatives.....................................           1,759           1,798           1,661
Cash paid in connection with freestanding
 derivatives.....................................          (1,957)         (2,258)         (2,688)
Net change in policy loans.......................             (39)            (55)            (61)
Net change in short-term investments.............            (377)          1,671           1,623
Net change in other invested assets..............              (8)            351            (177)
Net change in property, equipment and leasehold
 improvements....................................              60             209            (177)
Other, net.......................................              (4)              4              --
                                                  ---------------  --------------  --------------
 Net cash provided by (used in) investing
  activities..................................... $        (2,184) $        3,410  $       (3,613)
                                                  ---------------  --------------  --------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                        2019             2018             2017
                                                  ---------------  ---------------  ---------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $        74,049  $        74,550  $        70,258
  Withdrawals....................................         (74,571)         (78,746)         (70,215)
Net change in payables for collateral under
 securities loaned and other transactions........           1,893           (1,399)            (525)
Long-term debt issued............................              --               24              169
Long-term debt repaid............................             (28)            (109)             (92)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................            (175)            (149)            (300)
Dividends paid to MetLife, Inc...................          (3,065)          (3,736)          (2,523)
Return of capital associated with the purchase
 of operating joint venture interest from an
 affiliate.......................................              --               --             (249)
Other, net.......................................             (19)             (54)              88
                                                  ---------------  ---------------  ---------------
  Net cash provided by (used in) financing
   activities....................................          (1,916)          (9,619)          (3,389)
                                                  ---------------  ---------------  ---------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....               3               (4)               3
                                                  ---------------  ---------------  ---------------
  Change in cash and cash equivalents............           2,045            1,813             (645)
Cash and cash equivalents, beginning of year.....           6,882            5,069            5,714
                                                  ---------------  ---------------  ---------------
  Cash and cash equivalents, end of year......... $         8,927  $         6,882  $         5,069
                                                  ===============  ===============  ===============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $           104  $           107  $           105
                                                  ===============  ===============  ===============
Income tax....................................... $           552  $           483  $         1,693
                                                  ===============  ===============  ===============
Non-cash transactions
Capital contributions from MetLife, Inc.......... $             5  $            74  $             6
                                                  ===============  ===============  ===============
Returns of capital............................... $            --  $            --  $            15
                                                  ===============  ===============  ===============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $           152  $            --  $            --
                                                  ===============  ===============  ===============
Transfer of employee benefit plans to an
 affiliate....................................... $            --  $         1,772  $            --
                                                  ===============  ===============  ===============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $            --  $         3,016  $            --
                                                  ===============  ===============  ===============
Reclassification of certain equity securities to
 other invested assets........................... $            --  $           733  $            --
                                                  ===============  ===============  ===============
Transfer of fixed maturity securities
 available-for-sale from affiliates.............. $            --  $            --  $           292
                                                  ===============  ===============  ===============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated
  Financial Statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     See Note 3 for additional information on obligations assumed under structured settlement assignments.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity, and to other liabilities when there is a loss at inception.
  The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception, and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed)
  premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value.
   Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
   Temporarily Impaired Fixed Maturity Securities AFS."

     For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains
   (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value.
   If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     Also included in mortgage loans held-for-investment are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

   .  Direct financing leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less unearned income.
      Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge -- a hedge of the estimated fair value of a recognized asset or liability -- in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  .   Cash flow hedge -- a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain insurance products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income.
   Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    Through September 30, 2018, the Company sponsored various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    As of October 1, 2018, except for the nonqualified defined benefit pension plan, the plan sponsor was changed from the Company to an affiliate.
  Following such change, the Company remains a participating affiliate in these plans. Accordingly, beginning October 1, 2018, the Company's obligation and expense related to such plans is limited to the amount of associated expense allocated to it as a participating affiliate.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    Through September 30, 2018, the Company also sponsored defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions were made each payroll period. Accordingly, the Company recognized compensation cost for current matching contributions. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor was changed from the
  Company to an affiliate.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life
  Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by
  Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 15 for additional information on U.S. Tax Reform and related Staff
  Accounting Bulletin 118 ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 through 2018, and cash-payable awards, each of which are re-measured quarterly, MetLife, Inc.
   measures the cost of all stock-based transactions at fair value at grant date and recognizes it over the period during which a grantee must provide services in exchange for the award. Employees who meet certain age-and-service criteria receive payment or may exercise their awards regardless of ending employment. However, the award's payment or exercisability takes place at the originally-scheduled time, i.e., is not accelerated. As a result, the award does not require the employee to provide any substantive service after attaining those age-and-service criteria.
   Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards from the beginning of the vesting to the earlier of the end of the vesting period or the date the employee attains the age-and-service criteria. MetLife, Inc. incorporates an estimation of future forfeitures of stock-based awards into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $890 million and $926 million at December 31,
   2019 and 2018, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $635 million and
   $572 million at December 31, 2019 and 2018, respectively. Related depreciation and amortization expense was $24 million, $81 million and
   $124 million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion at both December 31, 2019 and 2018. Accumulated amortization of capitalized software was $1.3 billion at both December 31, 2019 and 2018. Related amortization expense was $0, $90 million and $164 million for the years ended December 31, 2019, 2018 and 2017, respectively.

     During the year ended December 31, 2018, the Company sold to an affiliate certain property, equipment, leasehold improvements and computer software at carrying value for a total of $785 million.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only ("ASO")
   contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a quantitative impairment test. In performing the quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2019 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million and
   $70 million in the U.S. segment at December 31, 2019 and 2018, respectively.
   The goodwill balance was $31 million in the MetLife Holdings segment at both
   December 31, 2019 and 2018.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards updates ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    Except as noted below, the ASUs adopted by the Company effective January 1,
  2019 did not have a material impact on its consolidated financial statements or disclosures.

     Standard                      Description                Effective Date and       Impact on Financial Statements
                                                              Method of Adoption
---------------------------------------------------------------------------------------------------------------------------
ASU 2018-14,         The new guidance removes certain         December 31, 2020.  The adoption of the new guidance did not
Compensation-        disclosures that no longer are           The Company early   have an impact on the Company's
Retirement           considered cost beneficial, clarifies    adopted using a     consolidated financial statements. The
Benefits-Defined     the specific requirements of certain     retrospective       Company has included updated disclosures
Benefit Plans-       disclosures, and adds disclosure         approach to all     within Note 14.
General (Subtopic    requirements identified as relevant for  periods presented.
715-20): Disclosure  employers that sponsor defined benefit
Framework-           pension or other postretirement plans.
Changes to the
Disclosure
Requirements for
Defined Benefit
Plans

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Standard                   Description               Effective Date and          Impact on Financial Statements
                                                          Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2017-12,         The new guidance simplifies the     January 1, 2019. The  The adoption of the guidance resulted in an
Derivatives and      application of hedge accounting in  Company adopted       $18 million, net of income tax, increase to
Hedging              certain situations and amends the   using a modified      AOCI with a corresponding decrease to
(Topic 815):         hedge accounting model to enable    retrospective         retained earnings due to the reclassification
Targeted             entities to better portray the      approach.             of hedge ineffectiveness for cash flow
Improvements to      economics of their risk management                        hedging relationships existing as of
Accounting for       activities in their financial                             January 1, 2019. The Company has
Hedging Activities,  statements.                                               included expanded disclosures within
as clarified and                                                               Note 8.
amended by ASU
2019-04,
Codification
Improvements to
Topic 326,
Financial
Instruments --
Credit Losses,
Topic 815,
Derivatives and
Hedging, and
Topic 825,
Financial
Instruments
-----------------------------------------------------------------------------------------------------------------------------
ASU 2016-02,         The new guidance requires a lessee  January 1, 2019. The  The Company elected the package of
Leases (Topic 842),  to recognize assets and             Company adopted       practical expedients allowed under the
as clarified and     liabilities for leases with lease   using a modified      transition guidance. This allowed the
amended by ASU       terms of more than 12 months.       retrospective         Company to carry forward its historical
2018-10,             Leases are classified as finance    approach.             lease classification. In addition, the
Codification         or operating leases and both types                        Company elected all other practical
Improvements to      of leases are recognized on the                           expedients that were allowed under the
Topic 842, Leases,   balance sheet. Lessor accounting                          new guidance and were applicable,
ASU 2018-11,         remains largely unchanged from                            including the practical expedient to
Leases (Topic        previous guidance except for                              combine lease and non-lease components
842): Targeted       certain targeted changes. The new                         into one lease component for certain real
Improvements, and    guidance also requires new                                estate leases.
ASU 2018-20,         qualitative and quantitative                              The adoption of this guidance resulted in
Leases (Topic        disclosures. In July 2018, two                            the recording of additional net ROU assets
842): Narrow-        amendments to the new guidance                            and lease liabilities of approximately
Scope                were issued. The amendments                               $866 million and $950 million,
Improvements for     provide the option to adopt the                           respectively, as of January 1, 2019. The
Lessors              new guidance prospectively without                        reduction of ROU assets was a result of
                     adjusting comparative periods.                            adjustments for prepaid/deferred
                     Also, the amendments provide                              rent, unamortized initial direct costs and
                     lessors with a practical expedient                        impairment of certain ROU assets based on
                     not to separate lease and                                 the net present value of the remaining
                     non-lease components for certain                          minimum lease payments and sublease
                     operating leases. In December                             revenues. In addition, retained earnings
                     2018, an amendment was issued to                          increased by $95 million, net of income
                     clarify lessor accounting relating                        tax, as a result of the recognition of
                     to taxes, certain lessor's costs                          deferred gains on previous sale leaseback
                     and variable payments related to                          transactions. The guidance did not have a
                     both lease and non-lease                                  material impact on the Company's
                     components.                                               consolidated net income and cash flows.
                                                                               The Company has included expanded
                                                                               disclosures on the consolidated balance
                                                                               sheets and in Notes 7 and 10.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2019 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Effective Date and
     Standard                      Description                   Method of Adoption         Impact on Financial Statements
-------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,         The new guidance simplifies the          January 1, 2021. The      The Company has started its
Income Taxes         accounting for income taxes by removing  new guidance should       implementation efforts and is
(Topic 740):         certain exceptions to the tax            be applied either on a    currently evaluating the impact of the
Simplifying the      accounting guidance and providing        retrospective, modified   new guidance on its consolidated
Accounting for       clarification to other specific tax      retrospective or          financial statements.
Income Taxes         accounting guidance to eliminate         prospective basis based
                     variations in practice. Specifically,    on what items the
                     it removes the exceptions related to     amendments relates to.
                     the a) incremental approach for          Early adoption is
                     intraperiod tax allocation when there    permitted.
                     is a loss from continuing operations
                     and income or a gain from other items,
                     b) recognition of a deferred tax
                     liability when foreign investment
                     ownership changes from equity method
                     investment to consolidated subsidiary
                     and vice versa and c) use of interim
                     period tax accounting for year-to-date
                     losses that exceed anticipated losses.
                     The guidance also simplifies the
                     application of the income tax guidance
                     for franchise taxes that are partially
                     based on income and the accounting for
                     tax law changes during interim periods,
                     clarifies the accounting for
                     transactions that result in a step-up
                     in tax basis of goodwill, provides for
                     the option to elect allocation of
                     consolidated income taxes to entities
                     disregarded by taxing authorities for
                     their stand-alone reporting, and
                     requires that an entity reflect the
                     effect of an enacted change in tax laws
                     or rates in the annual effective tax
                     rate computation in the interim period
                     that includes the enactment date.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-15,         The new guidance requires a customer in  January 1, 2020. The      The new guidance will not have a
Intangibles --       a cloud computing arrangement that is a  new guidance can be       material impact on the Company's
Goodwill and         service contract to follow the           applied either            consolidated financial statements and
Other --             internal-use software guidance to        prospectively to          will be adopted prospectively.
Internal-Use         determine which implementation costs to  eligible costs incurred
Software (Subtopic   capitalize as an asset and which costs   on or after the
350-40): Customer's  to expense as incurred. Implementation   guidance is first
Accounting for       costs that are capitalized under the     applied, or
Implementation       new guidance are required to be          retrospectively to all
Costs Incurred in a  amortized over the term of the hosting   periods presented.
Cloud Computing      arrangement, beginning when the module
Arrangement That Is  or component of the hosting arrangement
a Service Contract   is ready for its intended use.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-13, Fair    The new guidance modifies the            January 1, 2020.          As of December 31, 2018, the
Value Measurement    disclosure requirements on fair value    Amendments related to     Company early adopted the
(Topic 820):         by removing some requirements,           changes in unrealized     provisions of the guidance that
Disclosure           modifying others, adding changes in      gains and losses, the     removed the requirements relating to
Framework --         unrealized gains and losses included in  range and weighted        transfers between fair value
Changes to the       OCI for recurring Level 3 fair value     average of significant    hierarchy levels and certain
Disclosure           measurements, and under certain          unobservable inputs       disclosures about valuation processes
Requirements for     circumstances, providing the option to   used to develop           for Level 3 fair value measurements.
Fair Value           disclose certain other quantitative      Level 3 fair value        The Company will adopt the
Measurement          information with respect to significant  measurements, and the     remainder of the new guidance at the
                     unobservable inputs in lieu of a         narrative description of  effective date. The new guidance
                     weighted average.                        measurement               will not have a material impact on
                                                              uncertainty should be     the Company's consolidated
                                                              applied prospectively.    financial statements.
                                                              All other amendments
                                                              should be applied
                                                              retrospectively.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Effective Date and
      Standard                      Description                  Method of Adoption         Impact on Financial Statements
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,          The new guidance (i) prescribes the      January 1, 2022, to be   The Company has started its
Financial             discount rate to be used in measuring    applied retrospectively  implementation efforts and is
Services --           the liability for future policy          to January 1, 2020       currently evaluating the impact of the
Insurance (Topic      benefits for traditional and limited     (with early adoption     new guidance. Given the nature and
944): Targeted        payment long-duration contracts, and     permitted).              extent of the required changes to a
Improvements to the   requires assumptions for those                                    significant portion of the Company's
Accounting for        liability valuations to be updated                                operations, the adoption of this
Long-Duration         after contract inception, (ii) requires                           guidance is expected to have a
Contracts, as         more market-based product guarantees on                           material impact on the Company's
amended by ASU        certain separate account and other                                consolidated financial statements.
2019-09, Financial    account balance long-duration contracts
Services --           to be accounted for at fair value,
Insurance (Topic      (iii) simplifies the amortization of
944): Effective Date  DAC for virtually all long-duration
                      contracts, and (iv) introduces certain
                      financial statement presentation
                      requirements, as well as significant
                      additional quantitative and qualitative
                      disclosures. The amendments in ASU
                      2019-09 defer the effective date of the
                      amendments in update 2018-12 for all
                      entities.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,          The new guidance simplifies the current  January 1, 2020, to be   The new guidance will reduce the
Intangibles --        two-step goodwill impairment test by     applied on a             complexity involved with the
Goodwill and Other    eliminating Step 2 of the test. The new  prospective basis.       evaluation of goodwill for
(Topic 350):          guidance requires a one-step impairment                           impairment. The impact of the new
Simplifying the Test  test in which an entity compares the                              guidance will depend on the
for Goodwill          fair value of a reporting unit with its                           outcomes of future goodwill
Impairment            carrying amount and recognizes an                                 impairment tests.
                      impairment charge for the amount by
                      which the carrying amount exceeds the
                      reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13,          This new guidance requires an allowance  January 1, 2020, to be   The Company has finalized the
Financial             for credit losses based on the           applied on a modified    development of the credit loss
Instruments --        expectation of lifetime credit losses    retrospective basis,     models for its financing receivables
Credit Losses         on financing receivables carried at      which requires           carried at amortized cost. The
(Topic 326):          amortized cost, including, but not       transition adjustments   development of these credit loss
Measurement of        limited to, mortgage loans, premium      to be recorded as a      models included data input
Credit Losses on      receivables, reinsurance receivables     cumulative effect        validations, updates to information
Financial             and leases other than operating leases.  adjustment to retained   systems and enhanced policies and
Instruments, as       The current model for OTTI on AFS debt   earnings.                controls. At December 31, 2019, the
clarified and         securities has been modified and                                  allowance for credit losses was
amended by ASU        requires the recording of an allowance                            approximately 0.50% of the
2018-19,              for credit losses instead of a                                    amortized cost of financing
Codification          reduction of the carrying value. Any                              receivables in scope. The Company
Improvements to       improvements in expected future cash                              estimates that upon adoption, the
Topic 326,            flows will no longer be reflected as a                            allowance for credit losses will be
Financial             prospective yield adjustment, but                                 less than 1.00% of the amortized cost
Instruments --        instead will be reflected as a                                    of financing receivables in scope.
Credit Losses, ASU    reduction in the allowance. The new                               The increase in the allowance for
2019-04,              guidance also replaces the model for                              credit losses primarily relates to the
Codification          purchased credit impaired debt                                    Company's residential mortgage loan
Improvements to       securities and financing receivables                              portfolio.
Topic 326,            and requires the establishment of an
Financial             allowance for credit losses at
Instruments --        acquisition, which is added to the
Credit Losses, Topic  purchase price to establish the initial
815, Derivatives      amortized cost of the instrument.
and Hedging, and      The new guidance also requires enhanced
Topic 825,            disclosures.
Financial
Instruments, ASU
2019-05, Financial
Instruments --
Credit Losses
(Topic 326):
Targeted Transition
Relief, and ASU
2019-11,
Codification
Improvements to
Topic 326,
Financial
Instruments --
Credit Losses

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, vision and accident & health coverages, as well as prepaid legal plans. This business also sells ASO arrangements to some employers.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, tort settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- or trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses, previously included in MLIC's former retail business, that the
Company no longer actively markets, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2019, 2018 and 2017 and at December 31, 2019 and 2018. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss), or adjusted earnings.

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                   MetLife    Corporate                               Total
Year Ended December 31, 2019            U.S.       Holdings    & Other       Total     Adjustments Consolidated
----------------------------------  ------------  ----------- ---------  ------------  ----------- ------------
                                                                   (In millions)
Revenues
Premiums...........................  $    18,510   $    3,098  $     --   $    21,608   $      --   $    21,608
Universal life and investment-type
 product policy fees...............        1,037          912        --         1,949          88         2,037
Net investment income..............        6,647        4,688       (73)       11,262        (289)       10,973
Other revenues.....................          815          220       538         1,573          --         1,573
Net investment gains (losses)......           --           --        --            --         346           346
Net derivative gains (losses)......           --           --        --            --        (288)         (288)
                                    ------------  ----------- ---------  ------------  ----------- ------------
 Total revenues....................       27,009        8,918       465        36,392        (143)       36,249
                                    ------------  ----------- ---------  ------------  ----------- ------------
Expenses
Policyholder benefits and claims
 and policyholder dividends........       18,963        5,920        --        24,883         206        25,089
Interest credited to policyholder
 account balances..................        1,925          718        --         2,643         (19)        2,624
Capitalization of DAC..............          (53)          10        --           (43)         --           (43)
Amortization of DAC and VOBA.......           55          220        --           275         (36)          239
Interest expense on debt...........           10            8        87           105          --           105
Other expenses.....................        2,947          844       877         4,668           7         4,675
                                    ------------  ----------- ---------  ------------  ----------- ------------
 Total expenses....................       23,847        7,720       964        32,531         158        32,689
                                    ------------  ----------- ---------  ------------  ----------- ------------
Provision for income tax expense
 (benefit).........................          656          232      (677)          211         (63)          148
                                    ------------  ----------- ---------  ------------              ------------
 Adjusted earnings.................  $     2,506   $      966  $    178         3,650
                                    ============  =========== =========
Adjustments to:
Total revenues.....................                                              (143)
Total expenses.....................                                              (158)
Provision for income tax (expense)
 benefit...........................                                                63
                                                                         ------------
 Net income (loss).................                                       $     3,412               $     3,412
                                                                         ============              ============

                                             MetLife    Corporate
 At December 31, 2019              U.S.      Holdings    & Other      Total
 -----------------------------  ----------- ----------- ---------- -----------
                                                (In millions)
 Total assets..................  $  246,319  $  156,327  $  28,171  $  430,817
 Separate account assets.......  $   73,056  $   44,811  $      --  $  117,867
 Separate account liabilities..  $   73,056  $   44,811  $      --  $  117,867

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                         MetLife     Corporate                                Total
Year Ended December 31, 2018                 U.S.        Holdings     & Other       Total     Adjustments  Consolidated
---------------------------------------  ------------  ------------ ----------  ------------  -----------  ------------
                                                                          (In millions)
Revenues
Premiums................................  $    23,388   $     3,205  $      20   $    26,613   $       --   $    26,613
Universal life and investment-type
 product policy fees....................        1,023         1,008         --         2,031           93         2,124
Net investment income...................        6,678         4,780       (154)       11,304         (385)       10,919
Other revenues..........................          775           240        571         1,586           --         1,586
Net investment gains (losses)...........           --            --         --            --          153           153
Net derivative gains (losses)...........           --            --         --            --          766           766
                                         ------------  ------------ ----------  ------------  -----------  ------------
 Total revenues.........................       31,864         9,233        437        41,534          627        42,161
                                         ------------  ------------ ----------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................       24,202         5,870          5        30,077          105        30,182
Interest credited to policyholder
 account balances.......................        1,735           748         --         2,483           (4)        2,479
Capitalization of DAC...................          (40)            6         --           (34)          --           (34)
Amortization of DAC and VOBA............           75           245         --           320          150           470
Interest expense on debt................           12             8         88           108           --           108
Other expenses..........................        2,838           980        834         4,652           (5)        4,647
                                         ------------  ------------ ----------  ------------  -----------  ------------
 Total expenses.........................       28,822         7,857        927        37,606          246        37,852
                                         ------------  ------------ ----------  ------------  -----------  ------------
Provision for income tax expense
 (benefit)..............................          648           269       (823)           94           79           173
                                         ------------  ------------ ----------  ------------               ------------
 Adjusted earnings......................  $     2,394   $     1,107  $     333         3,834
                                         ============  ============ ==========
Adjustments to:
Total revenues..........................                                                 627
Total expenses..........................                                                (246)
Provision for income tax (expense)
 benefit................................                                                 (79)
                                                                                ------------
 Net income (loss)......................                                         $     4,136                $     4,136
                                                                                ============               ============

                                               MetLife      Corporate
 At December 31, 2018              U.S.        Holdings      & Other        Total
-----------------------------  ------------- ------------- -----------  -------------
                                                   (In millions)
Total assets..................  $    233,998  $    147,498  $    25,421  $    406,917
Separate account assets.......  $     69,328  $     41,522  $       --   $    110,850
Separate account liabilities..  $     69,328  $     41,522  $       --   $    110,850

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                       MetLife     Corporate                              Total
Year Ended December 31, 2017                 U.S.      Holdings     & Other      Total     Adjustments Consolidated
---------------------------------------  -----------  ----------  ----------  -----------  ----------- ------------
                                                                       (In millions)
Revenues
Premiums................................ $    19,496  $    3,420  $        9  $    22,925   $     --   $    22,925
Universal life and investment-type
 product policy fees....................       1,004       1,126          --        2,130         97         2,227
Net investment income...................       6,206       4,920        (243)      10,883       (370)       10,513
Other revenues..........................         781         200         589        1,570         --         1,570
Net investment gains (losses)...........          --          --          --           --        334           334
Net derivative gains (losses)...........          --          --          --           --       (344)         (344)
                                         -----------  ----------  ----------  -----------  ----------- ------------
 Total revenues.........................      27,487       9,666         355       37,508       (283)       37,225
                                         -----------  ----------  ----------  -----------  ----------- ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................      20,558       6,006           4       26,568        321        26,889
Interest credited to policyholder
 account balances.......................       1,459         779          --        2,238         (3)        2,235
Capitalization of DAC...................         (48)        (13)         --          (61)        --           (61)
Amortization of DAC and VOBA............          56         303          --          359       (118)          241
Interest expense on debt................          11           8          87          106         --           106
Other expenses..........................       2,717       1,201         930        4,848          1         4,849
                                         -----------  ----------  ----------  -----------  ----------- ------------
 Total expenses.........................      24,753       8,284       1,021       34,058        201        34,259
                                         -----------  ----------  ----------  -----------   --------   -----------
Provision for income tax expense
 (benefit)..............................         954         427        (368)       1,013     (1,574)         (561)
                                         -----------  ----------  ----------  -----------              ------------
 Adjusted earnings...................... $     1,780  $      955  $     (298)       2,437
                                         ===========  ==========  ==========
Adjustments to:
Total revenues..........................                                             (283)
Total expenses..........................                                             (201)
Provision for income tax (expense)
 benefit................................                                            1,574
                                                                              -----------
 Net income (loss)......................                                      $     3,527              $     3,527
                                                                              ===========              ============

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                       Years Ended December 31,
                                                       -----------------------
                                                        2019     2018    2017
                                                       -------  ------- -------
                                                            (In millions)
 Life insurance....................................... $13,413  $13,251 $13,139
 Accident & health insurance..........................   8,556    8,071   7,933
 Annuities............................................   2,917    8,685   5,390
 Other................................................     332      316     260
                                                       -------  ------- -------
  Total............................................... $25,218  $30,323 $26,722
                                                       =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.0 billion,
$3.1 billion and $2.8 billion for the years ended December 31, 2019, 2018 and
2017, respectively, which represented 12%, 10% and 11% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2019, 2018 and 2017.

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                 December 31,
                                               -----------------
                                                 2019     2018
                                               -------- --------
                                                 (In millions)
                U.S........................... $139,081 $135,003
                MetLife Holdings..............   88,451   88,725
                Corporate & Other.............      212      291
                                               -------- --------
                 Total........................ $227,744 $224,019
                                               ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      -------------------------------------------------------------------
      Product Type:                Measurement Assumptions:
      -------------------------------------------------------------------
      Participating life           Aggregate of (i) net level premium
                                     reserves for death and endowment
                                     policy benefits (calculated based
                                     upon the non-forfeiture interest
                                     rate, ranging from 3% to 7%, and
                                     mortality rates guaranteed in
                                     calculating the cash surrender
                                     values described in such
                                     contracts); and (ii) the liability
                                     for terminal dividends.
      -------------------------------------------------------------------
      Nonparticipating life        Aggregate of the present value of
                                     future expected benefit payments
                                     and related expenses less the
                                     present value of future expected
                                     net premiums. Assumptions as to
                                     mortality and persistency are based
                                     upon the Company's experience when
                                     the basis of the liability is
                                     established. Interest rate
                                     assumptions for the aggregate
                                     future policy benefit liabilities
                                     range from 2% to 11%.
      -------------------------------------------------------------------
      Individual and group         Present value of future expected
      traditional fixed annuities    payments. Interest rate assumptions
      after annuitization            used in establishing such
                                     liabilities range from 1% to 11%.
      -------------------------------------------------------------------
      Non-medical health           The net level premium method and
      insurance                      assumptions as to future morbidity,
                                     withdrawals and interest, which
                                     provide a margin for adverse
                                     deviation. Interest rate
                                     assumptions used in establishing
                                     such liabilities range from 1% to
                                     7%.
      -------------------------------------------------------------------
      Disabled lives               Present value of benefits method and
                                     experience assumptions as to claim
                                     terminations, expenses and
                                     interest. Interest rate assumptions
                                     used in establishing such
                                     liabilities range from 2% to 8%.
      -------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2019 and 2018. Participating policies represented
19%, 20% and 21% of gross traditional life insurance premiums for the years ended December 31, 2019, 2018 and 2017, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        .  Certain contracts also provide   . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                       Universal and Variable
                                  Annuity Contracts       Life Contracts
                               ----------------------  ---------------------
                                GMDBs and              Secondary    Paid-Up
                                  GMWBs       GMIBs    Guarantees  Guarantees     Total
                               ----------  ----------  ----------  ---------- ------------
                                                      (In millions)
Direct:
Balance at January 1, 2017.... $      268  $      467  $      620  $      102 $      1,457
Incurred guaranteed benefits..         58         112         105           7          282
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..        326         579         725         109        1,739
Incurred guaranteed benefits..          3         162          95           5          265
Paid guaranteed benefits......        (12)         (3)         --          --          (15)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..        317         738         820         114        1,989
Incurred guaranteed benefits..         57          19         255          52          383
Paid guaranteed benefits......        (13)         --          --          --          (13)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $      361  $      757  $    1,075  $      166 $      2,359
                               ==========  ==========  ==========  ========== ============
Ceded:
Balance at January 1, 2017.... $       44  $      (21) $      249  $       71 $        343
Incurred guaranteed benefits..        (44)         21          23           5            5
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..         --          --         272          76          348
Incurred guaranteed benefits..         --          --          29           4           33
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..         --          --         301          80          381
Incurred guaranteed benefits..         --          --          95          15          110
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $       --  $       --  $      396  $       95 $        491
                               ==========  ==========  ==========  ========== ============
Net:
Balance at January 1, 2017.... $      224  $      488  $      371  $       31 $      1,114
Incurred guaranteed benefits..        102          91          82           2          277
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..        326         579         453          33        1,391
Incurred guaranteed benefits..          3         162          66           1          232
Paid guaranteed benefits......        (12)         (3)         --          --          (15)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..        317         738         519          34        1,608
Incurred guaranteed benefits..         57          19         160          37          273
Paid guaranteed benefits......        (13)         --          --          --          (13)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $      361  $      757  $      679  $       71 $      1,868
                               ==========  ==========  ==========  ========== ============

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                             December 31,
                                              -----------------------------------------------------------------------
                                                              2019                                  2018
                                              ---------------------------------     ---------------------------------
                                                   In the               At               In the               At
                                                Event of Death      Annuitization     Event of Death      Annuitization
                                              ----------------   ---------------    ----------------   ---------------
                                                                         (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
 Total account value (1), (2)................  $      49,207      $      21,472      $      47,393      $      20,692
 Separate account value (1)..................  $      39,679      $      20,666      $      37,342      $      19,839
 Net amount at risk..........................  $       1,195 (3)  $         524 (4)  $       2,433 (3)  $         418 (4)
Average attained age of contractholders......       68 years           66 years           67 years           65 years
Other Annuity Guarantees:
 Total account value (1), (2)................            N/A      $         143                N/A      $         144
 Net amount at risk..........................            N/A      $          80 (5)            N/A      $          85 (5)
Average attained age of contractholders......            N/A           54 years                N/A           53 years

                                                                             December 31,
                                              -----------------------------------------------------------------------
                                                              2019                                  2018
                                              ---------------------------------     ---------------------------------
                                                 Secondary            Paid-Up          Secondary            Paid-Up
                                                 Guarantees         Guarantees         Guarantees         Guarantees
                                              ----------------   ---------------    ----------------   ---------------
                                                                         (Dollars in millions)
Universal and Variable Life Contracts:
 Total account value (1), (2)................  $       4,909      $         899      $       4,614      $         937
 Net amount at risk (6)......................  $      41,385      $       5,884      $      44,596      $       6,290
Average attained age of policyholders........       57 years           64 years           55 years           63 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                 December 31,
                                          ---------------------------
                                              2019          2018
                                          ------------- -------------
                                                 (In millions)
           Fund Groupings:
           Equity........................ $      21,960 $      18,073
           Balanced......................        17,396        15,831
           Bond..........................         3,024         2,885
           Money Market..................            48            53
                                          ------------- -------------
            Total........................ $      42,428 $      36,842
                                          ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The
Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion for both the years ended December 31, 2019 and 2018. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2019, 2018 and 2017, the Company issued $37.3 billion, $41.8 billion and $42.7 billion, respectively, and repaid $36.4 billion, $43.7 billion and $41.4 billion, respectively, of such funding agreements. At December 31, 2019 and 2018, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $34.6 billion and $32.3 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $737 million and $724 million at December 31, 2019 and 2018, respectively.

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                                  Liability                  Collateral
                          ------------------------- ------------------------
                                               December 31,
                          --------------------------------------------------
                              2019         2018           2019          2018
                          ------------ ------------ ------------     -------
                                              (In millions)
FHLB of New York (1)..... $     14,445 $     14,245 $     16,570 (2) $16,340 (2)
Farmer Mac (3)........... $      2,550 $      2,550 $      2,670     $ 2,639

--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of New
    York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2019. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2019 is presented as supplementary information.

  U.S.

   Group Life -- Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance              At December 31, 2019
         ------------------------------------------------------------------------------------------  ----------------------------
                                      For the Years Ended December 31,                                  Total IBNR
         ------------------------------------------------------------------------------------------  Liabilities Plus
                                            (Unaudited)                                                  Expected     Cumulative
         ---------------------------------------------------------------------------------            Development on  Number of
Incurral                                                                                                 Reported      Reported
  Year      2011       2012      2013      2014      2015      2016      2017      2018      2019         Claims        Claims
-------- ---------- ---------- --------- --------- --------- --------- --------- --------- --------  ---------------- -----------
                                                          (Dollars in millions)
  2011.. $    6,318 $    6,290 $   6,293 $   6,269 $   6,287 $   6,295 $   6,294 $   6,295 $  6,297       $    1          207,857
  2012..                 6,503     6,579     6,569     6,546     6,568     6,569     6,569    6,572            2          209,500
  2013..                           6,637     6,713     6,719     6,720     6,730     6,720    6,723            2          212,019
  2014..                                     6,986     6,919     6,913     6,910     6,914    6,919            4          214,563
  2015..                                               7,040     7,015     7,014     7,021    7,024            5          216,429
  2016..                                                         7,125     7,085     7,095    7,104            8          215,108
  2017..                                                                   7,432     7,418    7,425           15          253,613
  2018..                                                                             7,757    7,655           37          235,820
  2019..                                                                                      7,935          848          185,891
                                                                                           --------
 Total...............................................................                        63,654
Cumulative paid claims and paid allocated claim adjustment
 expenses, net of reinsurance.........................................                      (61,612)
All outstanding liabilities for incurral years prior to 2011, net
 of reinsurance.......................................................                           15
                                                                                           --------
 Total unpaid claims and claim adjustment expenses, net of
  reinsurance........................................................                      $  2,057
                                                                                           ========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               ----------------------------------------------------------------------------------------------------
                                                 For the Years Ended December 31,
               ----------------------------------------------------------------------------------------------------
                                                     (Unaudited)
               --------------------------------------------------------------------------------------- ------------
Incurral Year     2011       2012       2013       2014       2015       2016       2017       2018        2019
-------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
                                                          (In millions)
    2011...... $    4,982 $    6,194 $    6,239 $    6,256 $    6,281 $    6,290 $    6,292 $    6,295  $     6,296
    2012......                 5,132      6,472      6,518      6,532      6,558      6,565      6,566        6,569
    2013......                            5,216      6,614      6,664      6,678      6,711      6,715        6,720
    2014......                                       5,428      6,809      6,858      6,869      6,902        6,912
    2015......                                                  5,524      6,913      6,958      6,974        7,008
    2016......                                                             5,582      6,980      7,034        7,053
    2017......                                                                        5,761      7,292        7,355
    2018......                                                                                   6,008        7,521
    2019......                                                                                                6,178
                                                                                                       ------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance.......   $    61,612
                                                                                                       ============

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2019:

                                        Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                                  -----------------------------------------------------------------------------------
   Years.........................   1          2         3         4         5         6        7       8       9
   Group Life - Term............. 78.3%      20.0%      0.7%      0.2%      0.4%      0.1%     --%     --%     --%

   Group Long-Term Disability

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2019
          ---------------------------------------------------------------------------------------  ----------------------------
                                      For the Years Ended December 31,                                Total IBNR
          ---------------------------------------------------------------------------------------  Liabilities Plus
                                            (Unaudited)                                                Expected     Cumulative
          -------------------------------------------------------------------------------           Development on  Number of
Incurral                                                                                               Reported      Reported
 Year       2011      2012      2013      2014      2015      2016      2017      2018      2019        Claims        Claims
--------  --------- --------- --------- --------- --------- --------- --------- --------- -------  ---------------- -----------
                                                          (Dollars in millions)
  2011... $     955 $     916 $     894 $     914 $     924 $     923 $     918 $     917 $   914       $   --           21,644
  2012...                 966       979       980     1,014     1,034     1,037     1,021   1,015           --           20,085
  2013...                         1,008     1,027     1,032     1,049     1,070     1,069   1,044           --           21,137
  2014...                                   1,076     1,077     1,079     1,101     1,109   1,098           --           22,851
  2015...                                             1,082     1,105     1,093     1,100   1,087           --           21,203
  2016...                                                       1,131     1,139     1,159   1,162           --           17,958
  2017...                                                                 1,244     1,202   1,203           12           16,266
  2018...                                                                           1,240   1,175           35           14,869
  2019...                                                                                   1,277          657            8,350
                                                                                          -------
 Total..................................................................................    9,975
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance..  (4,713)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.........   1,829
                                                                                          -------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..................  $ 7,091
                                                                                          =======

                  Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  --------------------------------------------------------------------------------------------------
                                           For the Years Ended December 31,
                  --------------------------------------------------------------------------------------------------
                                               (Unaudited)
                  --------------------------------------------------------------------------------------
Incurral Year      2011        2012        2013       2014       2015       2016       2017       2018      2019
-------------      -------    --------    --------   --------   --------   --------   --------  -------- -----------
                                                    (In millions)
    2011......... $    44    $    217    $    337   $    411   $    478   $    537   $    588   $    635  $      670
    2012.........                  43         229        365        453        524        591        648         694
    2013.........                              43        234        382        475        551        622         676
    2014.........                                         51        266        428        526        609         677
    2015.........                                                    50        264        427        524         601
    2016.........                                                               49        267        433         548
    2017.........                                                                          56        290         476
    2018.........                                                                                     54         314
    2019.........                                                                                                 57
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    4,713
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2019:

                                      Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                                -----------------------------------------------------------------------------------
 Years.........................  1          2          3        4        5        6        7        8        9
 Group Long-Term Disability.... 4.5%      19.4%      14.3%     8.9%     7.2%     6.5%     5.5%     4.8%     4.0%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2019 compared to the 2018 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2019. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2019 and 2018.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion and
   $1.3 billion at December 31, 2019 and 2018, respectively. The amount of interest accretion recognized was $470 million, $509 million and
   $510 million for the years ended December 31, 2019, 2018 and 2017, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                     December 31, 2019
                                                                                              ------------------------------
                                                                                                       (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,057
Group Long-Term Disability...................................................................          7,091
                                                                                              --------------
  Total......................................................................................                $         9,148
Other insurance lines - all segments combined................................................                            671
                                                                                                             ---------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                          9,819
                                                                                                             ---------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             13
Group Long-Term Disability...................................................................            133
                                                                                              --------------
  Total......................................................................................                            146
Other insurance lines - all segments combined................................................                             29
                                                                                                             ---------------
  Total reinsurance recoverable on unpaid claims.............................................                            175
                                                                                                             ---------------
  Total unpaid claims and allocated claims adjustment expense................................                          9,994
Discounting..................................................................................                         (1,233)
                                                                                                             ---------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                          8,761
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                          4,379
                                                                                                             ---------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $        13,140
                                                                                                             ===============

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                 Years Ended December 31,
                                    -------------------------------------------------
                                          2019             2018             2017
                                    ---------------  ---------------  ---------------
                                                      (In millions)
Balance at January 1,.............. $        12,590  $        12,090  $        11,621
 Less: Reinsurance recoverables....           1,497            1,401            1,251
                                    ---------------  ---------------  ---------------
Net balance at January 1,..........          11,093           10,689           10,370
Incurred related to:
 Current year......................          17,711           16,714           16,264
 Prior years (1)...................              44              241              175
                                    ---------------  ---------------  ---------------
   Total incurred..................          17,755           16,955           16,439
                                    ---------------  ---------------  ---------------
Paid related to:
 Current year......................         (12,934)         (12,359)         (12,212)
 Prior years.......................          (4,299)          (4,192)          (3,908)
                                    ---------------  ---------------  ---------------
   Total paid......................         (17,233)         (16,551)         (16,120)
                                    ---------------  ---------------  ---------------
Net balance at December 31,........          11,615           11,093           10,689
 Add: Reinsurance recoverables.....           1,525            1,497            1,401
                                    ---------------  ---------------  ---------------
Balance at December 31,............ $        13,140  $        12,590  $        12,090
                                    ===============  ===============  ===============
--------

(1) For the years ended December 31, 2019, 2018 and 2017, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $72.2 billion and $66.0 billion at December 31, 2019 and 2018, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $45.6 billion and $44.8 billion at December 31, 2019 and 2018, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.91% and 2.68% at December 31, 2019 and 2018, respectively.

  For the years ended December 31, 2019, 2018 and 2017, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                                    Years Ended December 31,
                                                                       -------------------------------------------------
                                                                             2019             2018             2017
                                                                       ---------------  ---------------  ---------------
                                                                                         (In millions)
DAC:
Balance at January 1,.................................................  $        4,089   $        4,320   $        4,714
Capitalizations.......................................................              43               34               61
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).......              25             (114)              91
Other expenses........................................................            (263)            (355)            (331)
                                                                       ---------------  ---------------  ---------------
 Total amortization...................................................            (238)            (469)            (240)
                                                                       ---------------  ---------------  ---------------
Unrealized investment gains (losses)..................................            (467)             204             (215)
                                                                       ---------------  ---------------  ---------------
Balance at December 31,...............................................           3,427            4,089            4,320
                                                                       ---------------  ---------------  ---------------
VOBA:
Balance at January 1,.................................................              28               28               29
Amortization related to other expenses................................              (1)              (1)              (1)
Unrealized investment gains (losses)..................................              (1)               1               --
                                                                       ---------------  ---------------  ---------------
Balance at December 31,...............................................              26               28               28
                                                                       ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,...............................................  $        3,453   $        4,117   $        4,348
                                                                       ===============  ===============  ===============

  Information regarding total DAC and VOBA by segment, as well as Corporate &
Other, was as follows at:

                                                 December 31,
                                         -----------------------------
                                              2019           2018
                                         -------------- --------------
                                                 (In millions)
          U.S........................... $          405 $          403
          MetLife Holdings..............          3,048          3,709
          Corporate & Other.............             --              5
                                         -------------- --------------
           Total........................ $        3,453 $        4,117
                                         ============== ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ----------  ----------
                                                      (In millions)
  DSI:
  Balance at January 1,................... $       93  $       93  $      105
  Capitalization..........................          1           1           1
  Amortization............................        (20)        (15)         (8)
  Unrealized investment gains (losses)....        (12)         14          (5)
                                           ----------  ----------  ----------
  Balance at December 31,................. $       62  $       93  $       93
                                           ==========  ==========  ==========
  VODA and VOCRA:
  Balance at January 1,................... $      181  $      207  $      235
  Amortization............................        (24)        (26)        (28)
                                           ----------  ----------  ----------
  Balance at December 31,................. $      157  $      181  $      207
                                           ==========  ==========  ==========
   Accumulated amortization............... $      300  $      276  $      250
                                           ==========  ==========  ==========

  The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                        VOBA     VODA and VOCRA
                                                    ------------ --------------
                                                           (In millions)
 2020.............................................. $          2 $          22
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13

5. Reinsurance

  The Company enters into reinsurance agreements that transfers risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For certain policies within its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

  The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has periodically engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2019 and 2018 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.8 billion and $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2019 and 2018, respectively.

  At December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2018, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.0 billion, or 69%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25%
of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The
Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                        Years Ended December 31,
                                              -------------------------------------------
                                                   2019           2018           2017
                                              -------------  -------------  -------------
                                                             (In millions)
Premiums
Direct premiums..............................  $     21,804   $     26,883   $     23,062
Reinsurance assumed..........................           811            752          1,116
Reinsurance ceded............................        (1,007)        (1,022)        (1,253)
                                              -------------  -------------  -------------
 Net premiums................................  $     21,608   $     26,613   $     22,925
                                              =============  =============  =============
Universal life and investment-type product
 policy fees
Direct universal life and investment-type
 product policy fees.........................  $      2,331   $      2,382   $      2,492
Reinsurance assumed..........................           (15)             9             12
Reinsurance ceded............................          (279)          (267)          (277)
                                              -------------  -------------  -------------
 Net universal life and investment-type
   product policy fees.......................  $      2,037   $      2,124   $      2,227
                                              =============  =============  =============
Other revenues
Direct other revenues........................  $      1,007   $      1,017   $        930
Reinsurance assumed..........................            (5)           (11)            35
Reinsurance ceded............................           571            580            605
                                              -------------  -------------  -------------
 Net other revenues..........................  $      1,573   $      1,586   $      1,570
                                              =============  =============  =============
Policyholder benefits and claims
Direct policyholder benefits and claims......  $     24,469   $     29,589   $     26,199
Reinsurance assumed..........................           728            691            875
Reinsurance ceded............................        (1,146)        (1,183)        (1,282)
                                              -------------  -------------  -------------
 Net policyholder benefits and claims........  $     24,051   $     29,097   $     25,792
                                              =============  =============  =============
Interest credited to policyholder account
 balances
Direct interest credited to policyholder
 account balances............................  $      2,592   $      2,446   $      2,199
Reinsurance assumed..........................            44             46             49
Reinsurance ceded............................           (12)           (13)           (13)
                                              -------------  -------------  -------------
 Net interest credited to policyholder
   account balances..........................  $      2,624   $      2,479   $      2,235
                                              =============  =============  =============
Other expenses
Direct other expenses........................  $      4,464   $      4,650   $      4,489
Reinsurance assumed..........................            50             71            138
Reinsurance ceded............................           462            470            508
                                              -------------  -------------  -------------
 Net other expenses..........................  $      4,976   $      5,191   $      5,135
                                              =============  =============  =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2019                                  2018
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,767  $  700  $18,968   $ 22,435  $  2,094  $  518  $19,217   $ 21,829
Deferred policy acquisition costs and value
 of business acquired.......................     3,657      14     (218)     3,453     4,343      15     (241)     4,117
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  6,424  $  714  $18,750   $ 25,888  $  6,437  $  533  $18,976   $ 25,946
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $127,058  $1,252  $    (6)  $128,304  $124,787  $1,313  $    (1)  $126,099
Policyholder account balances...............    91,550     158       --     91,708    90,489     167       --     90,656
Other policy-related balances...............     7,466     257        9      7,732     7,021     231       12      7,264
Other liabilities...........................     7,211   2,318   16,553     26,082     6,084   2,242   16,294     24,620
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $233,285  $3,985  $16,556   $253,826  $228,381  $3,953  $16,305   $248,639
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$13.7 billion and $14.1 billion at December 31, 2019 and 2018, respectively.
The deposit liabilities on reinsurance were $1.7 billion and $1.8 billion at
December 31, 2019 and 2018, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                Years Ended December 31,
                                         -------------------------------------
                                             2019         2018         2017
                                         -----------  -----------  -----------
                                                     (In millions)
Premiums
Reinsurance assumed.....................  $        9   $        9   $      122
Reinsurance ceded.......................        (115)        (117)        (132)
                                         -----------  -----------  -----------
 Net premiums...........................  $     (106)  $     (108)  $      (10)
                                         ===========  ===========  ===========
Universal life and investment-type
 product policy fees
Reinsurance assumed.....................  $        1   $       (1)  $       12
Reinsurance ceded.......................         (17)         (18)         (19)
                                         -----------  -----------  -----------
 Net universal life and investment-type
   product policy fees..................  $      (16)  $      (19)  $       (7)
                                         ===========  ===========  ===========
Other revenues
Reinsurance assumed.....................  $      (19)  $       --   $       37
Reinsurance ceded.......................         533          541          563
                                         -----------  -----------  -----------
 Net other revenues.....................  $      514   $      541   $      600
                                         ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed.....................  $        4   $       11   $       69
Reinsurance ceded.......................        (153)        (120)        (122)
                                         -----------  -----------  -----------
 Net policyholder benefits and claims...  $     (149)  $     (109)  $      (53)
                                         ===========  ===========  ===========
Interest credited to policyholder
 account balances
Reinsurance assumed.....................  $       30   $       38   $       47
Reinsurance ceded.......................         (12)         (13)         (13)
                                         -----------  -----------  -----------
 Net interest credited to policyholder
   account balances.....................  $       18   $       25   $       34
                                         ===========  ===========  ===========
Other expenses
Reinsurance assumed.....................  $       --   $       10   $       40
Reinsurance ceded.......................         533          543          600
                                         -----------  -----------  -----------
 Net other expenses.....................  $      533   $      553   $      640
                                         ===========  ===========  ===========

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2019                      2018
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $       --  $    12,584   $       --  $    12,676
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (160)          --         (175)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $       --  $    12,424   $       --  $    12,501
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       55  $        (6)  $       61  $        (1)
Policyholder account balances...........................         131           --          141           --
Other policy-related balances...........................           1            9            6           12
Other liabilities.......................................         824       12,695          841       12,366
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,011  $    12,698   $    1,049  $    12,377
                                                         =========== ============  =========== ============

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $21 million and
$4 million at December 31, 2019 and 2018, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($17) million,
$12 million and ($6) million for the years ended December 31, 2019, 2018 and
2017, respectively.

  The Company ceded risks to a former affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). Related party net derivative gains (losses) associated with the embedded derivatives were $0, $0 and ($110) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $996 million and $461 million at December 31,
2019 and 2018, respectively. Net derivative gains (losses) associated with the embedded derivative were ($535) million, $421 million and ($115) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  The Company assumed risks from former affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses).
Related party net derivative gains (losses) associated with the embedded derivatives were $0, $1 million and $263 million for the years ended
December 31, 2019, 2018 and 2017, respectively.

  In January 2017, Brighthouse recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. The
Company recognized a gain of $178 million, net of income tax, for the year ended December 31, 2017 as a result of these transactions.

  In January 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse. The
Company recognized a loss of $89 million, net of income tax, for the year ended
December 31, 2017, as a result of this transaction.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $528 million and $451 million of unsecured affiliated reinsurance recoverable balances at December 31, 2019 and
2018, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.2 billion and $11.4 billion at December 31, 2019 and 2018, respectively. The deposit liabilities on affiliated reinsurance were
$821 million and $837 million at December 31, 2019 and 2018, respectively.

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the
Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the
Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                            December 31,
                                                   ------------------------------
                                                        2019            2018
                                                   --------------  --------------
                                                            (In millions)
Closed Block Liabilities
Future policy benefits............................  $      39,379   $      40,032
Other policy-related balances.....................            423             317
Policyholder dividends payable....................            432             431
Policyholder dividend obligation..................          2,020             428
Deferred income tax liability.....................             79              28
Other liabilities.................................             81             328
                                                   --------------  --------------
 Total closed block liabilities...................         42,414          41,564
                                                   --------------  --------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at
 estimated fair value.............................         25,977          25,354
Mortgage loans....................................          7,052           6,778
Policy loans......................................          4,489           4,527
Real estate and real estate joint ventures........            544             544
Other invested assets.............................            416             747
                                                   --------------  --------------
 Total investments................................         38,478          37,950
Cash and cash equivalents.........................            448              --
Accrued investment income.........................            419             443
Premiums, reinsurance and other receivables.......             75              83
Current income tax recoverable....................             91              69
                                                   --------------  --------------
 Total assets designated to the closed block......         39,511          38,545
                                                   --------------  --------------
 Excess of closed block liabilities over assets
   designated to the closed block.................          2,903           3,019
                                                   --------------  --------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of
 income tax.......................................          2,453           1,089
Unrealized gains (losses) on derivatives, net of
 income tax.......................................             97              86
Allocated to policyholder dividend obligation,
 net of income tax................................         (1,596)           (338)
                                                   --------------  --------------
 Total amounts included in AOCI...................            954             837
                                                   --------------  --------------
 Maximum future earnings to be recognized from
   closed block assets and liabilities............  $       3,857   $       3,856
                                                   ==============  ==============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                      Years Ended December 31,
                                              -----------------------------------------
                                                  2019          2018          2017
                                              ------------- ------------  -------------
                                                            (In millions)
Balance at January 1,........................  $        428  $     2,121   $      1,931
Change in unrealized investment and
 derivative gains (losses)...................         1,592       (1,693)           190
                                              ------------- ------------  -------------
Balance at December 31,......................  $      2,020  $       428   $      2,121
                                              ============= ============  =============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

  Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2019          2018          2017
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,580  $      1,672  $      1,736
Net investment income........................        1,740         1,758         1,818
Net investment gains (losses)................           (7)          (71)            1
Net derivative gains (losses)................           12            22           (32)
                                              ------------  ------------  ------------
 Total revenues..............................        3,325         3,381         3,523
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,291         2,475         2,453
Policyholder dividends.......................          924           968           976
Other expenses...............................          111           117           125
                                              ------------  ------------  ------------
 Total expenses..............................        3,326         3,560         3,554
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........           (1)         (179)          (31)
Provision for income tax expense (benefit)...           (2)          (39)           12
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $          1  $       (140) $        (43)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products."

                                      December 31, 2019                                 December 31, 2018
                      ------------------------------------------------- -------------------------------------------------
                                      Gross Unrealized                                  Gross Unrealized
                                ----------------------------  Estimated           ----------------------------  Estimated
                      Amortized          Temporary    OTTI      Fair    Amortized          Temporary    OTTI      Fair
                        Cost     Gains    Losses   Losses (1)   Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------- --------- ---------- --------- --------- -------- --------- ---------- ---------
                                                                 (In millions)
U.S. corporate....... $  52,446 $  6,236  $   223   $     --  $  58,459 $  53,927 $  2,440 $   1,565  $     --  $  54,802
Foreign corporate....    28,421    2,397      517         --     30,301    26,592      674     1,303        --     25,963
U.S. government and
 agency..............    25,568    3,706       26         --     29,248    28,139    2,388       366        --     30,161
RMBS.................    21,476    1,324       59        (32)    22,773    22,186      831       305       (25)    22,737
ABS..................    10,215       47       61         --     10,201     8,599       40       112        --      8,527
Municipals...........     6,419    1,450       13         --      7,856     6,070      907        30        --      6,947
CMBS.................     5,523      214       17         --      5,720     5,471       48        75        --      5,444
Foreign government...     4,329      724       47         --      5,006     4,191      408       107        --      4,492
                      --------- --------  -------   --------  --------- --------- -------- ---------  --------  ---------
 Total fixed
   maturity
   securities AFS.... $ 154,397 $ 16,098  $   963   $   (32)  $ 169,564 $ 155,175 $  7,736 $   3,863  $   (25)  $ 159,073
                      ========= ========  =======   ========  ========= ========= ======== =========  ========  =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost and estimated fair value of fixed maturity securities
  AFS, by contractual maturity date, were as follows at December 31, 2019:

                                                     Due After Five
                                       Due After One     Years                                 Total Fixed
                           Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                          Year or Less  Five Years       Years          Years      Products   Securities AFS
                          ------------ ------------- -------------- ------------- ----------- --------------
                                                            (In millions)
Amortized cost........... $    11,075  $     22,190   $     26,917  $     57,001  $    37,214 $     154,397
Estimated fair value..... $    11,064  $     22,737   $     29,214  $     67,855  $    38,694 $     169,564

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                 December 31, 2019                           December 31, 2018
                     ------------------------------------------ -------------------------------------------
                                           Equal to or Greater                         Equal to or Greater
                      Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                     --------------------- -------------------- --------------------- ---------------------
                     Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated    Gross
                       Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair     Unrealized
                       Value      Losses     Value     Losses     Value      Losses     Value      Losses
                     ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                     (Dollars in millions)
U.S. corporate...... $    2,036  $    77   $   1,304  $   146   $   23,398 $   1,176  $    3,043 $     389
Foreign corporate...      1,368       93       3,499      424       12,911       893       2,138       410
U.S. government and
 agency.............      1,552       26          29       --        4,322        29       7,948       337
RMBS................      1,479       15         524       12        5,611       107       4,482       173
ABS.................      2,428       13       3,778       48        5,958       105         223         7
Municipals..........        508       13           1       --          675        22          94         8
CMBS................        857        5         212       12        2,455        45         344        30
Foreign government..        149        6         215       41        1,364        83         191        24
                     ----------  -------   ---------  -------   ---------- ---------  ---------- ---------
 Total fixed
   maturity
   securities AFS... $   10,377  $   248   $   9,562  $   683   $   56,694 $   2,460  $   18,463 $   1,378
                     ==========  =======   =========  =======   ========== =========  ========== =========
Total number of
 securities in an
 unrealized loss
 position...........      1,059                  802                 5,263                 1,125
                     ==========            =========            ==========            ==========

  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
  Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the
   Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Products, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements;
      the security's position within the capital structure of the issuer;
      possible corporate restructurings or asset sales by the issuer; and
      changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  .   When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an
   OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

     The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a security, the
   Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the
   Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2019. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities AFS decreased
   $2.9 billion for the year ended December 31, 2019 to $931 million. The decrease in gross unrealized losses for the year ended December 31, 2019, was primarily attributable to decreases in interest rates, narrowing credit spreads and to a lesser extent, foreign currency exchange rate movements.

     At December 31, 2019, $141 million of the total $931 million of gross unrealized losses were from 42 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities AFS

     Of the $141 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $90 million, or 64%, were related to gross unrealized losses on 18 investment grade fixed maturity securities AFS. Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $141 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $51 million, or 36%, were related to gross unrealized losses on 24 below investment grade fixed maturity securities AFS.
   Unrealized losses on below investment grade fixed maturity securities AFS are principally related to U.S. and foreign corporate securities (primarily industrial) and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates CMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                         December 31,
                                         ---------------------------------------------
                                                  2019                   2018
                                         ---------------------- ----------------------
                                          Carrying     % of      Carrying     % of
                                           Value       Total      Value       Total
                                         ----------- ---------- ----------- ----------
                                                     (Dollars in millions)
Mortgage loans:
Commercial.............................. $    37,311      56.9% $    38,123      59.9%
Agricultural............................      15,705       23.9      14,164       22.2
Residential.............................      12,575       19.2      11,392       17.9
                                         ----------- ---------- ----------- ----------
 Total recorded investment..............      65,591      100.0      63,679      100.0
Valuation allowances....................       (289)      (0.4)       (291)      (0.5)
                                         ----------- ---------- ----------- ----------
 Subtotal mortgage loans, net...........      65,302       99.6      63,388       99.5
Residential -- FVO (1)..................         188        0.3         299        0.5
                                         ----------- ---------- ----------- ----------
 Total mortgage loans
   held-for-investment, net.............      65,490      99.9%      63,687     100.0%
                                         ----------- ---------- ----------- ----------
Mortgage loans held-for-sale............          59        0.1          --         --
                                         ----------- ---------- ----------- ----------
 Total mortgage loans, net.............. $    65,549     100.0% $    63,687     100.0%
                                         =========== ========== =========== ==========
-------------

(1) Information on residential mortgage loans -- FVO is presented in Note 9.
    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

    The amount of net discounts, included within total recorded investment, primarily residential, was $852 million and $907 million at December 31, 2019 and 2018, respectively.

    Purchases of mortgage loans, primarily residential, were $4.0 billion,
  $3.4 billion and $3.1 billion for the years ended December 31, 2019, 2018 and
  2017, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2019, 2018 and 2017 was $100 million, $1.5 billion and
  $2.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $951 million, $1.5 billion and $1.8 billion for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company purchases unaffiliated mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2019 and 2018 was $4.1 billion and $3.7 billion, respectively. The Company did not purchase any unaffiliated mortgage loan participation interests for the year ended
  December 31, 2017. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the
  Company's behalf and the affiliate remitted such payments to the Company in the amount of $403 million and $119 million for the year ended December 31,
  2019 and 2018, respectively.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans held-for-investment by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses               Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- --------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                       Average
                   Principal   Recorded  Valuation   Principal    Recorded     Recorded     Valuation   Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment   Investment    Allowances   Value    Investment
                   ---------- ---------- ---------- -----------  -----------  ------------  ----------  --------- ----------
                                                               (In millions)
December 31, 2019
Commercial........  $      --  $      --  $     --   $       --   $       --  $    37,311    $    186    $     --  $     --
Agricultural......         56         56         3          196          196       15,453          46         249       200
Residential.......         --         --        --          473          427       12,148          54         427       406
                   ---------- ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      56  $      56  $      3   $      669   $      623  $    64,912    $    286    $    676  $    606
                   ========== ========== =========  ===========  ===========  ============  =========   ========= =========
December 31, 2018
Commercial........  $      --  $      --  $     --   $       --   $       --  $    38,123    $    190    $     --  $     --
Agricultural......         31         31         3          169          169       13,964          41         197       123
Residential.......         --         --        --          431          386       11,006          57         386       358
                   ---------- ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      31  $      31  $      3   $      600   $      555  $    63,093    $    288    $    583  $    481
                   ========== ========== =========  ===========  ===========  ============  =========   ========= =========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $5 million, $32 million and $285 million, respectively, for the year ended December 31, 2017.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                      Commercial   Agricultural   Residential      Total
                                    -------------- ------------- ------------- --------------
                                                          (In millions)
Balance at January 1, 2017.........  $         167  $         38  $         62  $         267
Provision (release)................              6             4             8             18
Charge-offs, net of recoveries.....             --           (2)          (12)           (14)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2017.......            173            40            58            271
Provision (release)................             17             4             7             28
Charge-offs, net of recoveries.....             --            --           (8)            (8)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2018.......            190            44            57            291
Provision (release)................            (4)            10             7             13
Charge-offs, net of recoveries.....             --           (5)          (10)           (15)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2019.......  $         186  $         49  $         54  $         289
                                    ============== ============= ============= ==============

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price.
   A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the
   Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans held-for-investment was as follows at:

                                         Recorded Investment
                       -------------------------------------------------------
                          Debt Service Coverage Ratios                          Estimated
                       ----------------------------------              % of       Fair       % of
                          1.20x   1.00x - 1.20x < 1.00x     Total     Total      Value      Total
                       ----------- ------------- -------- ----------- -------- ----------- ---------
                                                   (Dollars in millions)
December 31, 2019
Loan-to-value ratios:
Less than 65%.........  $   28,908   $     961    $   426  $   30,295    81.2%  $   31,461     81.5%
65% to 75%............       5,307          47        346       5,700     15.3       5,844      15.1
76% to 80%............         482          --        238         720      1.9         714       1.9
Greater than 80%......         401         195         --         596      1.6         575       1.5
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   35,098   $   1,203    $ 1,010  $   37,311   100.0%  $   38,594    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========
December 31, 2018
Loan-to-value ratios:
Less than 65%.........  $   31,282   $     723    $    85  $   32,090    84.2%  $   32,440     84.3%
65% to 75%............       4,759          --         21       4,780     12.5       4,829      12.6
76% to 80%............         340         210         56         606      1.6         585       1.5
Greater than 80%......         480         167         --         647      1.7         613       1.6
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   36,861   $   1,100    $   162  $   38,123   100.0%  $   38,467    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans held-for-investment was as follows at:

                                             December 31,
                          --------------------------------------------------
                                    2019                      2018
                          ------------------------  ------------------------
                             Recorded      % of        Recorded      % of
                            Investment     Total      Investment     Total
                          -------------- ---------  -------------- ---------
                                         (Dollars in millions)
   Loan-to-value ratios:
   Less than 65%.........  $      14,741      93.9%  $      13,075      92.3%
   65% to 75%............            851       5.4           1,034       7.3
   76% to 80%............             71       0.4              32       0.2
   Greater than 80%......             42       0.3              23       0.2
                          -------------- ---------  -------------- ---------
       Total.............  $      15,705     100.0%  $      14,164     100.0%
                          ============== =========  ============== =========

  Credit Quality of Residential Mortgage Loans

     The credit quality of residential mortgage loans held-for-investment was as follows at:

                                              December 31,
                            -------------------------------------------------
                                      2019                     2018
                            ------------------------ ------------------------
                              Recorded      % of       Recorded      % of
                              Investment     Total     Investment     Total
                            ------------- ---------- ------------- ----------
                                          (Dollars in millions)
   Performance indicators:
   Performing..............  $     12,198      97.0%  $     10,990      96.5%
   Nonperforming (1).......           377        3.0           402        3.5
                            ------------- ---------- ------------- ----------
     Total.................  $     12,575     100.0%  $     11,392     100.0%
                            ============= ========== ============= ==========
--------

(1)Includes residential mortgage loans held-for-investment in process of foreclosure of $117 million and $140 million at December 31, 2019 and 2018, respectively.

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2019 and 2018. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                    Greater than 90 Days Past Due and Still
                             Past Due                        Accruing Interest                          Nonaccrual
                ----------------------------------- --------------------------------------- -----------------------------------
                December 31, 2019 December 31, 2018 December 31, 2019   December 31, 2018   December 31, 2019 December 31, 2018
                ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
                                                               (In millions)
Commercial.....              $ --              $ --               $--                $ --                $167              $167
Agricultural...               124               204                 2                 109                 137               105
Residential....               377               402                --                  --                 377               402
                ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
 Total.........              $501              $606               $ 2                $109                $681              $674
                ================= ================= =================   =================   ================= =================

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings.
  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively. For the year ended December 31, 2018, the Company had 440 residential mortgage loans modified in a troubled debt restructuring with carrying value of $96 million and $92 million pre-modification and post-modification, respectively.

    For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification. For the year ended December 31, 2018, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For both years ended December 31, 2019 and 2018, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

Real Estate and Real Estate Joint Ventures

  The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, are as follows at and for the periods indicated:

                                        December 31,       Years Ended December 31,
                                    --------------------- --------------------------
                                       2019       2018      2019     2018     2017
                                    ---------- ---------- -------- -------- --------
                                       Carrying Value               Income
                                    --------------------- --------------------------
                                                     (In millions)
Leased real estate investments..... $    1,586 $    1,134 $    165 $    210 $    209
Other real estate investments......        419        460      174      177      172
Real estate joint ventures.........      4,654      4,558       62       85       65
                                    ---------- ---------- -------- -------- --------
 Total real estate and real estate
   joint ventures.................. $    6,659 $    6,152 $    401 $    472 $    446
                                    ========== ========== ======== ======== ========

  The carrying value of real estate investments acquired through foreclosure was $34 million and $42 million at December 31, 2019 and 2018, respectively.
Depreciation expense on real estate investments was $62 million, $65 million and $76 million for the years ended December 31, 2019, 2018 and 2017, respectively. Real estate investments were net of accumulated depreciation of
$652 million and $671 million at December 31, 2019 and 2018, respectively.

Leases

  Leased Real Estate Investments -- Operating Leases

    The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
  revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification, primarily across the
  United States. Leased real estate investments and income earned, by property type, are as follows at and for the periods indicated:

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

                                                December 31,       Years Ended December 31,
                                            --------------------- --------------------------
                                               2019       2018      2019     2018     2017
                                            ---------- ---------- -------- -------- --------
                                               Carrying Value               Income
                                            --------------------- --------------------------
                                                             (In millions)
Leased real estate investments:
  Office................................... $      278 $      373 $     49 $     60 $     57
  Retail...................................        507        450       70       65       63
  Apartment (1)............................        525         --        3       49       53
  Industrial...............................        243        209       42       35       36
  Other....................................         33        102        1        1       --
                                            ---------- ---------- -------- -------- --------
    Total leased real estate investments... $    1,586 $    1,134 $    165 $    210 $    209
                                            ========== ========== ======== ======== ========
--------

(1) The Company sold its investment in apartment properties in the fourth quarter of 2018 and subsequently, in the fourth quarter of 2019, purchased investments in apartment properties.

    Future contractual receipts under operating leases as of December 31, 2019 are $114 million in 2020, $107 million in 2021, $95 million in 2022,
  $87 million in 2023, $79 million in 2024, $259 million thereafter, and in total $741 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated at inception of the lease using available third-party data. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rents to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                   December 31, 2019       December 31, 2018
                                ----------------------  ----------------------
                                              Direct                  Direct
                                 Leveraged   Financing   Leveraged   Financing
                                  Leases      Leases      Leases      Leases
                                ----------  ----------  ----------  ----------
                                                 (In millions)
 Lease receivables, net (1).... $      666  $      232  $      715  $      256
 Estimated residual values.....        592          42         618          42
                                ----------  ----------  ----------  ----------
  Subtotal.....................      1,258         274       1,333         298
 Unearned income...............       (362)        (85)       (401)       (100)
                                ----------  ----------  ----------  ----------
  Investment in leases......... $      896  $      189  $      932  $      198
                                ==========  ==========  ==========  ==========
--------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2019 are $23 million in 2020, $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $125 million thereafter, and in total $232 million.

    Lease receivables are generally due in periodic installments. The remaining life of the payment periods for leveraged leases generally range from one to
  15 years but in certain circumstances can be over 25 years, while the remaining life of the payment periods for direct financing leases generally range from one to 25 years but in certain circumstances can be over 25 years.
  For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly.
  The Company generally defines nonperforming lease receivables as those that are 90 days or more past due. At both December 31, 2019 and 2018 all lease receivables were performing.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company's deferred income tax liability related to leveraged leases was
  $425 million and $465 million at December 31, 2019 and 2018, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                                   Years Ended December 31,
                                                  -----------------------------------------------------------
                                                         2019                2018                2017
                                                  ------------------- ------------------- -------------------
                                                             Direct              Direct              Direct
                                                  Leveraged Financing Leveraged Financing Leveraged Financing
                                                   Leases    Leases    Leases    Leases    Leases    Leases
                                                  --------- --------- --------- --------- --------- ---------
                                                                         (In millions)
Lease investment income.......................... $      37 $     12  $      37 $      13 $     11  $      15
Less: Income tax expense.........................         8        3          8         3        4          5
                                                  --------- --------  --------- --------- --------  ---------
    Lease investment income, net of income tax... $      29 $      9  $      29 $      10 $      7  $      10
                                                  ========= ========  ========= ========= ========  =========

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, leveraged and direct financing leases, FHLB common stock, equity securities and FVO Securities. See "-- Related Party Investment Transactions"
for information regarding affiliated investments.

  Tax Credit Partnerships

  The carrying value of tax credit partnerships was $1.3 billion and
$1.7 billion at December 31, 2019 and 2018, respectively. Losses from tax credit partnerships included within net investment income were $240 million,
$257 million and $259 million for the years ended December 31, 2019, 2018 and
2017, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.5 billion and $5.0 billion at December 31, 2019 and 2018, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                                                  Years Ended December 31,
                                                                        -------------------------------------------
                                                                             2019           2018           2017
                                                                        -------------  -------------  -------------
                                                                                       (In millions)
Fixed maturity securities AFS.......................................... $      15,145  $       3,890  $      12,349
Fixed maturity securities AFS with noncredit OTTI losses included in
 AOCI..................................................................            32             25             40
                                                                        -------------  -------------  -------------
  Total fixed maturity securities AFS..................................        15,177          3,915         12,389
Equity securities......................................................            --             --            119
Derivatives............................................................         2,043          1,742          1,396
Other..................................................................           210            231              1
                                                                        -------------  -------------  -------------
  Subtotal.............................................................        17,430          5,888         13,905
                                                                        -------------  -------------  -------------
Amounts allocated from:
Future policy benefits.................................................        (1,121)            (5)           (19)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.......            --             --             --
DAC, VOBA and DSI......................................................        (1,051)          (571)          (790)
Policyholder dividend obligation.......................................        (2,020)          (428)        (2,121)
                                                                        -------------  -------------  -------------
  Subtotal.............................................................        (4,192)        (1,004)        (2,930)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI....................................................            (7)            (5)           (14)
Deferred income tax benefit (expense)..................................        (2,735)          (982)        (3,704)
                                                                        -------------  -------------  -------------
  Net unrealized investment gains (losses)............................. $      10,496  $       3,897  $       7,257
                                                                        =============  =============  =============

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                     Years Ended December 31,
                                                                           -------------------------------------------
                                                                                2019           2018           2017
                                                                           -------------  -------------  -------------
                                                                                          (In millions)
Balance at January 1,..................................................... $       3,897  $       7,257  $       5,051
Cumulative effects of changes in accounting principles, net of income tax
 (Note 1).................................................................            17          1,310             --
Fixed maturity securities AFS on which noncredit OTTI losses have been
 recognized...............................................................             7            (15)            30
Unrealized investment gains (losses) during the year......................        11,513         (7,883)         3,621
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................        (1,116)            14            (10)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..........            --             --              1
DAC, VOBA and DSI.........................................................          (480)           219           (221)
Policyholder dividend obligation..........................................        (1,592)         1,693           (190)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI.......................................................            (2)             9            (11)
Deferred income tax benefit (expense).....................................        (1,748)         1,293         (1,014)
                                                                           -------------  -------------  -------------
Balance at December 31,................................................... $      10,496  $       3,897  $       7,257
                                                                           =============  =============  =============
Change in net unrealized investment gains (losses)........................ $       6,599  $      (3,360) $       2,206
                                                                           =============  =============  =============

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2019 and 2018.

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

   Securities, Collateral and Reinvestment Portfolio

   A summary of the outstanding securities lending and repurchase agreements transactions is as follows:

                                                                December 31,
                               ------------------------------------------------------------------------------
                                                2019                                    2018
                               --------------------------------------- --------------------------------------
                               Securities                              Securities
                                  (1)                                     (1)
                               ----------                              ----------
                                               Cash                                    Cash
                                            Collateral   Reinvestment               Collateral   Reinvestment
                                          Received from  Portfolio at             Received from  Portfolio at
                               Estimated  Counterparties   Estimated   Estimated  Counterparties  Estimated
                               Fair Value    (2), (3)     Fair Value   Fair Value    (2), (3)     Fair Value
                               ---------- -------------- ------------- ---------- -------------- ------------
                                                         (In millions)
Securities lending............ $  12,455    $  12,791      $  12,847   $  13,138    $  13,351     $  13,376
Repurchase agreements......... $   2,333    $   2,310      $   2,320   $   1,020    $   1,000     $   1,001
-------------

(1) Securities on loan or securities pledged in connection with these programs are included within fixed maturities securities AFS, short-term investments and cash equivalents.

(2) In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of
    $0 and $64 million at December 31, 2019 and 2018, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3) The liability for cash collateral for these programs is included within payables for collateral under securities loaned, other transactions and other liabilities.

   Contractual Maturities

   A summary of the remaining contractual maturities of securities lending agreements and repurchase agreements is as follows:

                                                            December 31,
                              -------------------------------------------------------------------------
                                              2019                                 2018
                              ------------------------------------ ------------------------------------
                                      Remaining Maturities                 Remaining Maturities
                              ------------------------------------ ------------------------------------
                                                  Over                                 Over
                                       1 Month   1 to 6                     1 Month   1 to 6
                              Open (1) or Less   Months    Total   Open (1) or Less   Months    Total
                              -------- -------- -------- --------- -------- -------- -------- ---------
                                                            (In millions)
Cash collateral liability by
 loaned security type:
  Securities lending:
    U.S. government and
     agency.................. $  2,260 $  5,040 $  5,491 $  12,791 $  1,970 $  7,426 $  3,955 $  13,351
  Repurchase agreements:
    U.S. government and
     agency.................. $     -- $  2,310 $     -- $   2,310 $     -- $  1,000 $     -- $   1,000
-------------

(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

(2) The Company is permitted to withdraw any portion of the pledged collateral over the minimum collateral requirement at any time, other than in the event of a default by the Company.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                          December 31,
                                                                  -----------------------------
                                                                       2019           2018
                                                                  -------------- --------------
                                                                          (In millions)
Invested assets on deposit (regulatory deposits).................  $          62  $          47
Invested assets pledged as collateral (1)........................         20,659         20,207
                                                                  -------------- --------------
    Total invested assets on deposit and pledged as collateral...  $      20,721  $      20,254
                                                                  ============== ==============
-------------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (See Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $737 million and
$724 million, at redemption value, at December 31, 2019 and 2018, respectively.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the
Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized in net investment income on an effective yield basis. If, subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized in net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI investments had an outstanding principal balance of
$3.2 billion and $3.9 billion at December 31, 2019 and 2018, respectively, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $2.7 billion and
$3.2 billion at December 31, 2019 and 2018, respectively. Accretion of accretable yield on PCI investments recognized in earnings in net investment income was $170 million and $266 million for the years ended December 31, 2019 and 2018, respectively. Purchases of PCI investments were insignificant in both of the years ended December 31, 2019 and 2018.

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $11.5 billion at December 31, 2019. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.3 billion at December 31, 2019. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2019 and 2017. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2019, 2018 and 2017. Aggregate total assets of these entities totaled $527.8 billion and $466.8 billion at December 31, 2019 and 2018, respectively. Aggregate total liabilities of these entities totaled
$77.6 billion and $56.3 billion at December 31, 2019 and 2018, respectively.
Aggregate net income (loss) of these entities totaled $40.9 billion,
$42.7 billion and $35.0 billion for the years ended December 31, 2019, 2018 and
2017, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                           December 31,
                                         -------------------------------------------------
                                                   2019                     2018
                                         ------------------------ ------------------------
                                            Total        Total       Total        Total
                                            Assets    Liabilities    Assets    Liabilities
                                         ------------ ----------- ------------ -----------
                                                           (In millions)
Real estate joint ventures (1).......... $      1,378  $      --  $      1,394  $      --
Renewable energy partnership (2)........           94         --           102         --
Investment fund (primarily mortgage
 loans) (3).............................          211         --           219         --
Other investments (2)...................           10          5            21          5
                                         ------------  ---------  ------------  ---------
 Total.................................. $      1,693  $       5  $      1,736  $       5
                                         ============  =========  ============  =========
-------------

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

(1) The Company's investment in these affiliated real estate joint ventures was
    $1.2 billion and $1.3 billion at December 31, 2019 and 2018, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $129 million and $123 million at December 31, 2019 and 2018, respectively.

(2) Assets of the renewable energy partnership and other investments are primarily consisted of other invested assets.

(3) The Company's investment in this affiliated investment fund was
    $172 million and $178 million, at December 31, 2019 and 2018, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $39 million and $41 million at December 31, 2019 and 2018, respectively.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                              December 31,
                                         -------------------------------------------------------
                                                    2019                        2018
                                         --------------------------- ---------------------------
                                                          Maximum                     Maximum
                                           Carrying      Exposure      Carrying      Exposure
                                            Amount      to Loss (1)     Amount      to Loss (1)
                                         ------------- ------------- ------------- -------------
                                                              (In millions)
Fixed maturity securities AFS:
 Structured Products (2)................ $      37,119 $      37,119 $      35,112 $      35,112
 U.S. and foreign corporate.............         1,098         1,098           669           669
Other limited partnership interests.....         4,461         7,423         3,979         6,405
Other invested assets...................         1,554         1,677         1,914         2,066
Real estate joint ventures..............            25            28            33            37
                                         ------------- ------------- ------------- -------------
 Total.................................. $      44,257 $      47,345 $      41,707 $      44,289
                                         ============= ============= ============= =============
-------------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties.
    For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $6 million and $93 million at December 31,
    2019 and 2018, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2019, 2018 and
  2017.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gain
  (loss) from the securitization is included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of mortgage loans were
  $443 million and $467 million, respectively, for loans sold during 2019, and
  $451 million and $478 million, respectively, for loans sold during 2018.
  Gains on securitizations

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  of $24 million and $27 million for the years ended December 31, 2019 and
  2018, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $131 million and $98 million at December 31, 2019 and 2018, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                 Years Ended December 31,
                                         -----------------------------------------
                                             2019          2018          2017
                                         ------------- ------------- -------------
                                                       (In millions)
Investment income:
Fixed maturity securities AFS...........   $     7,015   $     7,268   $     7,057
Mortgage loans..........................         3,147         2,822         2,647
Policy loans............................           307           297           310
Real estate and real estate joint
 ventures...............................           401           472           446
Other limited partnership interests.....           545           519           625
Cash, cash equivalents and short-term
 investments............................           183           121            74
Equity securities.......................            35            42            97
FVO Securities (1)......................            74            22            --
Operating joint venture.................            69            37            19
Other...................................           221           261           133
                                         ------------- ------------- -------------
 Subtotal...............................        11,997        11,861        11,408
Less: Investment expenses...............         1,024           942           895
                                         ------------- ------------- -------------
 Net investment income..................   $    10,973   $    10,919   $    10,513
                                         ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for FVO Securities still held as of the end of the respective periods included in net investment income were $74 million and $22 million for the years ended
    December 31, 2019 and 2018, respectively. There were no changes in estimated fair value subsequent to purchase for FVO Securities still held as of December 31, 2017 included in net investment income for the year ended December 31, 2017.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, and also does business through an operating joint venture, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and the operating joint venture, accounted for under the equity method; and real estate joint ventures and tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $458 million, $344 million and $300 million for the years ended December 31, 2019, 2018, and 2017, respectively.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                           -------------------------------------
                                                2019         2018         2017
                                           -----------  -----------  -----------
                                                       (In millions)
Total gains (losses) on fixed maturity
 securities AFS:
Total OTTI losses recognized -- by sector
 and industry:
U.S. and foreign corporate securities --
 by industry:
Consumer..................................  $      (16)  $      (19)  $       (5)
Industrial................................         (19)          (2)          --
Finance...................................          --           (2)          --
                                           -----------  -----------  -----------
 Total U.S. and foreign corporate
   securities.............................         (35)         (23)          (5)
RMBS......................................          (2)          --           --
Foreign Government........................          (2)          --           --
Municipals................................          --           --           (1)
                                           -----------  -----------  -----------
 OTTI losses on fixed maturity securities
   AFS recognized in earnings.............         (39)         (23)          (6)
Fixed maturity securities AFS -- net
 gains (losses) on sales and disposals....          51          107           23
                                           -----------  -----------  -----------
 Total gains (losses) on fixed maturity
   securities AFS.........................          12           84           17
                                           -----------  -----------  -----------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by
 security type:
Common stock..............................          --           --          (23)
Non-redeemable preferred stock............          --           --           (1)
                                           -----------  -----------  -----------
 OTTI losses on equity securities
   recognized in earnings.................          --           --          (24)
Equity securities -- net gains (losses)
 on sales and disposals...................          12           17            7
Change in estimated fair value of equity
 securities (1)...........................          38         (101)          --
                                           -----------  -----------  -----------
 Total gains (losses) on equity securities          50          (84)         (17)
Mortgage loans............................         (13)         (50)         (34)
Real estate and real estate joint ventures         396          311          607
Other limited partnership interests.......           3            8          (52)
Other (2).................................         (46)        (162)        (115)
                                           -----------  -----------  -----------
 Subtotal.................................         402          107          406
                                           -----------  -----------  -----------
Change in estimated fair value of other
 limited partnership interests............         (15)          11           --
Non-investment portfolio gains (losses)...         (41)          35          (72)
                                           -----------  -----------  -----------
 Total net investment gains (losses)......  $      346   $      153   $      334
                                           ===========  ===========  ===========
--------

(1)Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains
   (losses) were $31 million and ($82) million for the years ended December 31,
   2019 and 2018, respectively.

(2)Other gains (losses) included tax credit partnership impairment losses of
   $92 million, and a renewable energy partnership disposal gain of $46 million for the year ended December 31, 2019. Other gains (losses) included renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31,
   2018. Other gains (losses) included renewable energy partnership disposal losses of $6 million and leveraged lease impairment losses of $79 million for the year ended December 31, 2017.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($57) million, $21 million and ($142) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2019         2018         2017
                                       -----------  -----------  -----------
                                                   (In millions)
   Proceeds...........................  $   32,175   $   53,042   $   34,483
                                       ===========  ===========  ===========
   Gross investment gains.............  $      392   $      604   $      278
   Gross investment losses............        (341)        (497)        (255)
   OTTI losses........................         (39)         (23)          (6)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $       12   $       84   $       17
                                       ===========  ===========  ===========

  Credit Loss Rollforward of Fixed Maturity Securities AFS

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities
  AFS still held for which a portion of the OTTI loss was recognized in OCI:

                                                     Years Ended December 31,
                                                 ---------------------------
                                                    2019           2018
                                                  ----------     ----------
                                                      (In millions)
        Balance at January 1,...................  $      70      $     110
         Sales (maturities, pay downs or
           prepayments) of securities
           previously impaired as credit loss
           OTTI.................................        (16)           (38)
         Increase in cash flows -- accretion of
           previous credit loss OTTI............         (1)            (2)
                                                  ----------     ----------
        Balance at December 31,.................  $      53      $      70
                                                  ==========     ==========

Related Party Investment Transactions

   The Company transfers invested assets primarily consisting of fixed maturity securities AFS and mortgage loans to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                      Years Ended December 31,
                                                ------------------------------
                                                  2019      2018       2017
                                                 -------   -------   --------
                                                     (In millions)
       Estimated fair value of invested assets
        transferred to affiliates.............. $    --   $    --   $    453
       Amortized cost of invested assets
        transferred to affiliates.............. $    --   $    --   $    416
       Net investment gains (losses)
        recognized on transfers................ $    --   $    --   $     37
       Estimated fair value of invested assets
        transferred from affiliates............ $    46   $    77   $    306

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                                December 31,    Years Ended December 31,
                                                                              ----------------- ------------------------
                                                                                2019     2018   2019     2018    2017
                                                                              -------- --------  -----    -----   -----
   Investment Type/Balance Sheet Category           Related Party              Carrying Value   Net Investment Income
--------------------------------------    ----------------------------------- ----------------- ------------------------
                                                                                         (In millions)
      Affiliated investments (1)......... MetLife, Inc.                       $  1,810 $  1,798 $  34    $  31   $  78
      Affiliated investments (2)......... American Life Insurance Company          100      100     3        3       3
      Affiliated investments (3)......... Metropolitan Property and Casualty
                                          Insurance Company                        315      315    11       10       6
                                                                              -------- --------  -----    -----   -----
      Other invested assets..............                                     $  2,225 $  2,213 $  48    $  44   $  87
                                                                              ======== ========  =====    =====   =====
      Money market pool (4).............. Metropolitan Money Market Pool      $     -- $     52 $   1    $   1   $   1
                                                                              -------- --------  -----    -----   -----
      Short-term investments.............                                     $     -- $     52 $   1    $   1   $   1
                                                                              ======== ========  =====    =====   =====
--------

(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from September 2020 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 0.82% to
   3.14%. In July 2019, a (Yen)53.3 billion 1.45% affiliated senior note matured and was refinanced with a (Yen)37.3 billion 1.60% affiliated senior note due July 2023 and a (Yen)16.0 billion 1.64% affiliated senior note due
   July 2026. In October 2019, a (Yen)26.5 billion 1.72% affiliated senior note matured and was refinanced with a (Yen)26.5 billion 1.81% affiliated senior note due October 2029.

(2)Represents an investment in an affiliated surplus note. The surplus note, which bears interest at a fixed rate of 3.17%, payable semiannually, is due
   June 2020.

(3)Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

(4)The investment has a variable rate of return.

    Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million and $73 million for the years ended December 31, 2018 and 2017, respectively. Effective April 1, 2018, the
  Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $299 million and
  $198 million for the years ended December 31, 2019 and 2018, respectively.

    See "-- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap)
futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the
Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                     December 31,
                                         --------------------------------------------------------------------
                                                       2019                               2018
                                         --------------------------------- ----------------------------------
                                                     Estimated Fair Value               Estimated Fair Value
                                                    ----------------------             ----------------------
                                           Gross                             Gross
                     Primary Underlying   Notional                          Notional
                       Risk Exposure       Amount    Assets    Liabilities   Amount     Assets    Liabilities
                     ------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                    (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps. Interest rate        $   2,370  $  2,668   $       2   $    2,446  $  2,197   $       2
Foreign currency     Foreign currency
 swaps.............. exchange rate            1,250        12          17        1,191        49          --
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal...........                          3,620     2,680          19        3,637     2,246           2
                                         ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps. Interest rate            3,324       125          27        3,181       139           1
Interest rate
 forwards........... Interest rate            6,793        75         142        3,023        --         216
Foreign currency     Foreign currency
 swaps.............. exchange rate           27,240     1,199       1,103       26,239     1,218       1,318
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal...........                         37,357     1,399       1,272       32,443     1,357       1,535
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying
   hedges...........                         40,977     4,079       1,291       36,080     3,603       1,537
                                         ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps. Interest rate           38,820     2,296         133       36,238     1,507          85
Interest rate floors Interest rate           12,701       156          --       12,701       102          --
Interest rate caps.. Interest rate           42,622        18           5       54,576       154           1
Interest rate
 futures............ Interest rate              745        --          --          794        --           1
Interest rate
 options............ Interest rate           24,944       427          --       24,340       185          --
Interest rate total
 return swaps....... Interest rate            1,048         5          49        1,048        33           2
Synthetic GICs...... Interest rate           16,498        --          --       18,006        --          --
Foreign currency     Foreign currency
 swaps.............. exchange rate            6,124       419          97        5,986       700          79
Foreign currency     Foreign currency
 forwards........... exchange rate            1,001        12           8          943        15          14
Credit default
 swaps -- purchased. Credit                     888         4          11          858        24           4
Credit default
 swaps -- written... Credit                   8,711       200           1        7,864        67          13
Equity futures...... Equity market            2,039        --           5        1,006         1           6
Equity index options Equity market           23,104       447         417       23,162       706         396
Equity variance
 swaps.............. Equity market              637        17          17        1,946        32          81
Equity total return
 swaps.............. Equity market              716        --          68          886        89          --
                                         ---------- ---------  ----------  ---------------------  ----------
 Total non-designated or nonqualifying
   derivatives.........................     180,598     4,001         811      190,354     3,615         682
                                         ---------- ---------  ----------  ---------------------  ----------
 Total.................................   $ 221,575  $  8,080   $   2,102   $  226,434  $  7,218   $   2,219
                                         ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2019 and 2018. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                          Year Ended December 31, 2019
                                                  ----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    (2)   $   --    $     --     $   339     $      1    $    --      N/A
Hedged items.....................................         4        --          --        (369)          --         --      N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................       (54)       --          --          --           --         --      N/A
Hedged items.....................................        54        --          --          --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
Amount excluded from the assessment of hedge
 effectiveness...................................        --        --          --          --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................         2        --          --         (30)           1         --      N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A  $   605
Amount of gains (losses) reclassified from AOCI
 into income.....................................        23         4          --          --           --         --      (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A      (67)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (3)      212          --          --           --         --     (209)
Foreign currency transaction gains (losses) on
 hedged items....................................        --      (211)         --          --           --         --       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A       --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1        --          --          --           --         --       (1)
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................        21         5          --          --           --         --      301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................        (3)       --         720          --           --         --      N/A
Foreign currency exchange rate derivatives (1)...        --        --         (49)         --           --         --      N/A
Credit derivatives -- purchased (1)..............        --        --         (25)         --           --         --      N/A
Credit derivatives -- written (1)................        --        --         172          --           --         --      N/A
Equity derivatives (1)...........................        --        --        (944)       (150)          --         --      N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --        --          (4)         --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................        (3)       --        (130)       (150)          --         --      N/A
Earned income on derivatives.....................       270        --         272         135         (147)        --       --
Embedded derivatives (2).........................       N/A       N/A        (430)         --          N/A        N/A      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Total..........................................   $   290    $    5    $   (288)    $   (45)    $   (146)   $    --  $   301
                                                   ========   =======   =========    ========    =========   ======== ========

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                          Year Ended December 31, 2018
                                                  ----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    --    $    --    $  (220)    $    --     $     --    $    --      N/A
Hedged items.....................................        --         --        226          --           --         --      N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................        --         --         75          --           --         --      N/A
Hedged items.....................................        --         --        (78)         --           --         --      N/A
Amount excluded from the assessment of hedge
 effectiveness...................................        --         --         --          --           --         --      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................        --         --          3          --           --         --      N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A  $  (262)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        20         --         22          --           --         --      (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A      180
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (3)        --       (469)         --           --         --      472
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --        475          --           --         --       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A       --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1         --          1          --           --         --       (2)
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................        18         --         29          --           --         --      346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................         4         --       (340)         --           --         --      N/A
Foreign currency exchange rate derivatives (1)...        --         --        429          --           --         --      N/A
Credit derivatives -- purchased (1)..............        --         --          9          --           --         --      N/A
Credit derivatives -- written (1)................        --         --        (90)         --           --         --      N/A
Equity derivatives (1)...........................         1         --        166          45           --         --      N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --       (155)         --           --         --      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................         5         --         19          45           --         --      N/A
Earned income on derivatives.....................       371         --        339           8         (113)        --       --
Embedded derivatives (2).........................       N/A        N/A        376          --          N/A        N/A      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Total..........................................   $   394    $    --    $   766     $    53     $   (113)   $    --  $   346
                                                   ========   ========   ========    ========    =========   ======== ========

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                           Year Ended December 31, 2017
                                                  -----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- ---------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    --    $    --   $    (65)   $     --     $     --    $    --       N/A
Hedged items.....................................        --         --        129          --           --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................        --         --         41          --           --         --       N/A
Hedged items.....................................        --         --        (16)         --           --         --       N/A
Amount excluded from the assessment of hedge
 effectiveness...................................        --         --         --          --           --         --       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        --         --         89          --           --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A  $    283
Amount of gains (losses) reclassified from AOCI
 into income.....................................        18         --         13          --           --         --       (31)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A      (161)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (1)        --        938          --           --         --      (937)
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --       (920)         --           --         --        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A        --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1         --          1          --           --         --        (2)
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        18         --         32          --           --         --      (848)
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................         1         --       (343)         --           --         --       N/A
Foreign currency exchange rate derivatives (1)...        --         --       (746)         --           --         --       N/A
Credit derivatives -- purchased (1)..............        --         --        (16)         --           --         --       N/A
Credit derivatives -- written (1)................        --         --        102          --           --         --       N/A
Equity derivatives (1)...........................        (6)        --       (536)       (216)          --         --       N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --        241          --           --         --       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        (5)        --     (1,298)       (216)          --         --       N/A
Earned income on derivatives.....................       302         --        406           5          (64)        --        --
Embedded derivatives (2).........................       N/A        N/A        427          --          N/A        N/A       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Total..........................................   $   315    $    --   $   (344)   $   (211)    $    (64)   $    --  $   (848)
                                                   ========   ========  =========   =========    =========   ======== =========
--------

(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($16) million, $51 million and ($65)
   million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                December 31, 2019
                                    --------------------------------------------------------------------------
                                                                                Cumulative Amount
                                         Carrying Amount of the         of Fair Value Hedging Adjustments
                                                Hedged               Included in the Carrying Amount of Hedged
Balance Sheet Line Item                  Assets (Liabilities)               Assets (Liabilities) (1)
-----------------------             ------------------------------ -------------------------------------------
                                                                  (In millions)
Fixed maturity securities AFS...... $                          404                                $        (1)
Mortgage loans..................... $                        1,127                                $          2
Future policy benefits............. $                      (4,475)                                $      (908)
--------

(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships.

    All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $51 million, $0, and
$20 million for the years ended December 31, 2019, 2018 and 2017, respectively.

  At December 31, 2019 and 2018, the maximum length of time over which the
Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and four years, respectively.

  At December 31, 2019 and 2018, the balance in AOCI associated with cash flow hedges was $2.0 billion and $1.7 billion respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2019, the Company expected to reclassify $43 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $8.7 billion and
$7.9 billion at December 31, 2019 and 2018, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2019 and 2018, the Company would have received $199 million and $54 million, respectively, to terminate all of these contracts.

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2019                                   2018
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                                                     (Dollars in millions)
 Aaa/Aa/A
 Single name credit default swaps (3)...  $      1   $         94         1.7     $     2   $        154         2.0
 Credit default swaps referencing
  indices...............................        34          2,099         2.3          27          2,079         2.5
                                         ---------  -------------                --------  -------------
   Subtotal.............................        35          2,193         2.2          29          2,233         2.5
                                         ---------  -------------                --------  -------------
 Baa
 Single name credit default swaps (3)...         2            124         1.6           1            277         1.6
 Credit default swaps referencing
  indices...............................       141          6,165         5.0          20          5,124         5.2
                                         ---------  -------------                --------  -------------
   Subtotal.............................       143          6,289         5.0          21          5,401         5.0
                                         ---------  -------------                --------  -------------
 Ba
 Single name credit default swaps (3)...        --             --          --          --             10         1.5
 Credit default swaps referencing
  indices...............................        --             --          --          --             --          --
                                         ---------  -------------                --------  -------------
   Subtotal.............................        --             --          --          --             10         1.5
                                         ---------  -------------                --------  -------------
 B
 Single name credit default swaps (3)...        --             10         0.5          --             --          --
 Credit default swaps referencing
  indices...............................        21            219         5.0           4            220         5.0
                                         ---------  -------------                --------  -------------
   Subtotal.............................        21            229         4.8           4            220         5.0
                                         ---------  -------------                --------  -------------
   Total................................  $    199   $      8,711         4.3     $    54   $      7,864         4.3
                                         =========  =============                ========  =============
-------------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                 December 31,
                                                                              --------------------------------------------------
                                                                                        2019                      2018
                                                                              ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement     Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                                (In millions)
    Gross estimated fair value of derivatives:
    OTC-bilateral (1)........................................................  $    7,974   $    2,035   $    7,255   $    2,166
    OTC-cleared (1)..........................................................         191           53           52           24
    Exchange-traded..........................................................          --            5            1            7
                                                                              -----------  -----------  -----------  -----------
     Total gross estimated fair value of derivatives presented on the
       consolidated balance sheets (1).......................................       8,165        2,093        7,308        2,197
    Gross amounts not offset on the consolidated balance sheets:
    Gross estimated fair value of derivatives: (2)
    OTC-bilateral............................................................      (1,915)      (1,915)      (1,988)     (1,988)
    OTC-cleared..............................................................         (25)         (25)         (20)        (20)
    Exchange-traded..........................................................          --           --           --           --
    Cash collateral: (3), (4)
    OTC-bilateral............................................................      (4,808)          --       (4,000)          --
    OTC-cleared..............................................................        (165)          --          (26)          --
    Exchange-traded..........................................................          --           --           --           --
    Securities collateral: (5)
    OTC-bilateral............................................................      (1,246)        (114)      (1,136)       (178)
    OTC-cleared..............................................................          --          (28)          --          (4)
    Exchange-traded..........................................................          --           (5)          --          (7)
                                                                              -----------  -----------  -----------  -----------
      Net amount after application of master netting agreements and
       collateral............................................................  $        6   $        6   $      138   $       --
                                                                              ===========  ===========  ===========  ===========
-------------

(1)At December 31, 2019 and 2018, derivative assets included income or
   (expense) accruals reported in accrued investment income or in other liabilities of $85 million and $90 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($9) million and ($22) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2019 and 2018, the Company received excess cash collateral of $290 million and $95 million, respectively, and provided excess cash collateral of $0 and $1 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2019, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2019 and 2018, the Company received excess securities collateral with an estimated fair value of $97 million and $28 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2019 and 2018, the Company provided excess securities collateral with an estimated fair value of
   $48 million and $94 million, respectively, for its OTC-bilateral derivatives, and $462 million and $231 million, respectively, for its
   OTC-cleared derivatives, and $90 million and $52 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the
Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of
Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2019                             2018
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated Fair Value of Derivatives in a Net Liability
 Position (1)..........................................  $    120      $   --    $   120   $   178      $   --    $   178
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS..........................  $    135      $   --    $   135   $   187      $   --    $   187
Cash...................................................  $     --      $   --    $    --   $     1      $   --    $     1
-------------

(1)After taking into consideration the existence of netting agreements.

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                               December 31,
                                                                                           --------------------
                                                             Balance Sheet Location           2019      2018
                                                       ----------------------------------  ---------- ---------
                                                                                              (In millions)
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances......  $     175   $   178
Assumed guaranteed minimum benefits................... Policyholder account balances......          3         3
Funds withheld on ceded reinsurance (including
 affiliated).......................................... Other liabilities..................      1,017       465
Fixed annuities with equity indexed returns........... Policyholder account balances......        130        58
                                                                                           ---------- ---------
 Embedded derivatives within liability host contracts....................................   $   1,325   $   704
                                                                                           ========== =========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                      December 31, 2019
                                            ---------------------------------------------------------------------
                                                           Fair Value Hierarchy
                                            ---------------------------------------------------
                                                                                                     Total
                                                                                                   Estimated
                                                Level 1           Level 2          Level 3         Fair Value
                                            ---------------- ----------------- ---------------- -----------------
                                                                        (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate.............................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate..........................               --            25,403            4,898            30,301
U.S. government and agency.................           11,484            17,764               --            29,248
RMBS.......................................                3            20,158            2,612            22,773
ABS........................................               --             9,459              742            10,201
Municipals.................................               --             7,849                7             7,856
CMBS.......................................               --             5,679               41             5,720
Foreign government.........................               --             4,996               10             5,006
                                            ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS......           11,487           145,283           12,794           169,564
                                            ---------------- ----------------- ---------------- -----------------
Short-term investments.....................            1,077               789               17             1,883
Residential mortgage loans -- FVO..........               --                --              188               188
Other investments..........................              396                56              799             1,251
Derivative assets: (1)
Interest rate..............................               --             5,690               80             5,770
Foreign currency exchange rate.............               --             1,642               --             1,642
Credit.....................................               --               172               32               204
Equity market..............................               --               439               25               464
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative assets..................               --             7,943              137             8,080
                                            ---------------- ----------------- ---------------- -----------------
Separate account assets (2)................           22,753            94,192              922           117,867
                                            ---------------- ----------------- ---------------- -----------------
  Total assets (3).........................  $        35,713  $        248,263  $        14,857  $        298,833
                                            ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate..............................  $            --  $            167  $           191  $            358
Foreign currency exchange rate.............               --             1,225               --             1,225
Credit.....................................               --                11                1                12
Equity market..............................                5               485               17               507
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities.............                5             1,888              209             2,102
                                            ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host
 contracts (4).............................               --                --            1,325             1,325
Separate account liabilities (2)...........                1                14                7                22
                                            ---------------- ----------------- ---------------- -----------------
  Total liabilities........................  $             6  $          1,902  $         1,541  $          3,449
                                            ================ ================= ================ =================

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                      December 31, 2018
                                            ---------------------------------------------------------------------
                                                           Fair Value Hierarchy
                                            ---------------------------------------------------
                                                                                                     Total
                                                                                                   Estimated
                                                Level 1           Level 2          Level 3         Fair Value
                                            ---------------- ----------------- ---------------- -----------------
                                                                        (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate.............................  $            --  $         51,676  $         3,126  $         54,802
Foreign corporate..........................               --            21,988            3,975            25,963
U.S. government and agency.................           12,310            17,851               --            30,161
RMBS.......................................               --            19,719            3,018            22,737
ABS........................................               --             8,072              455             8,527
Municipals.................................               --             6,947               --             6,947
CMBS.......................................               --             5,376               68             5,444
Foreign government.........................               --             4,482               10             4,492
                                            ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS......           12,310           136,111           10,652           159,073
                                            ---------------- ----------------- ---------------- -----------------
Short-term investments.....................              698               783               25             1,506
Residential mortgage loans -- FVO..........               --                --              299               299
Other investments..........................              341                77              571               989
Derivative assets: (1)
Interest rate..............................               --             4,284               33             4,317
Foreign currency exchange rate.............               --             1,982               --             1,982
Credit.....................................               --                62               29                91
Equity market..............................                1               776               51               828
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative assets..................                1             7,104              113             7,218
                                            ---------------- ----------------- ---------------- -----------------
Separate account assets (2)................           20,558            89,348              944           110,850
                                            ---------------- ----------------- ---------------- -----------------
  Total assets (3).........................  $        33,908  $        233,423  $        12,604  $        279,935
                                            ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate..............................  $             1  $             89  $           218  $            308
Foreign currency exchange rate.............               --             1,410                1             1,411
Credit.....................................               --                13                4                17
Equity market..............................                6               395               82               483
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities.............                7             1,907              305             2,219
                                            ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host
 contracts (4).............................               --                --              704               704
Separate account liabilities (2)...........                1                20                7                28
                                            ---------------- ----------------- ---------------- -----------------
  Total liabilities........................  $             8  $          1,927  $         1,016  $          2,951
                                            ================ ================= ================ =================
----------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2019 and 2018, the estimated fair value of such investments was $90 million and $140 million, respectively.

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of other investments is determined on a basis consistent with the methodologies described herein for securities.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

 -----------------------------------------------------------------------------
                                                          Level 3
 Instrument     Level 2 Observable Inputs           Unobservable Inputs
 -----------------------------------------------------------------------------
 Fixed maturity securities AFS
 -----------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
              Principally the market and      Principally the market approach.
              income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . illiquidity premium
               are not active
             . benchmark yields; spreads off  . delta spread adjustments to
               benchmark yields; new            reflect specific
               issuances; issuer ratings        credit-related issues
             . trades of identical or         . credit spreads
               comparable securities;
               duration
             . privately-placed securities    . quoted prices in markets that
               are valued using the             are not active for identical
               additional key inputs:           or similar securities that
             . market yield curve; call         are less liquid and based on
               provisions                       lower levels of trading
             . observable prices and spreads    activity than securities
               for similar public or private    classified in Level 2
               securities that incorporate    . independent non-binding
               the credit quality and           broker quotations
               industry sector of the issuer
             . delta spread adjustments to
               reflect specific
               credit-related issues
 -----------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach. Principally the market approach.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . independent non-binding
               are not active                   broker quotations
             . benchmark U.S. Treasury yield  . quoted prices in markets that
               or other yields                  are not active for identical
                                                or similar securities that
                                                are less liquid and based on
             . the spread off the U.S.          lower levels of trading
               Treasury yield curve for the     activity than securities
               identical security               classified in Level 2
             . issuer ratings and issuer
               spreads; broker-dealer quotes  . credit spreads
             . comparable securities that
               are actively traded
 -----------------------------------------------------------------------------
  Structured Products
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market and       Principally the market and
             income approaches.               income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that
               are not active                 . credit spreads
             . spreads for actively traded    . quoted prices in markets that
               securities; spreads off          are not active for identical
               benchmark yields                 or similar securities that
             . expected prepayment speeds       are less liquid and based on
               and volumes                      lower levels of trading
             . current and forecasted loss      activity than securities
               severity; ratings; geographic    classified in Level 2
               region                         . independent non-binding
             . weighted average coupon and      broker quotations
               weighted average maturity      . credit ratings
             . average delinquency rates;
               debt-service coverage ratios
             . credit ratings
             . issuance-specific
               information, including, but
               not limited to:
             . collateral type; structure of
               the security; vintage of the
               loans
             . payment terms of the
               underlying assets
             . payment priority within the
               tranche; deal performance
 -----------------------------------------------------------------------------

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

 -----------------------------------------------------------------------------
                         Level 2                          Level 3
 Instrument         Observable Inputs               Unobservable Inputs
 -----------------------------------------------------------------------------
 Short-term investments and Other investments
 -----------------------------------------------------------------------------
             .  Certain short-term            .  Certain short-term
                investments and other            investments and other
                investments are of a similar     investments are of a similar
                nature and class to the          nature and class to the
                fixed maturity securities        fixed maturity securities
                AFS described above; while       AFS described above. The
                certain other investments        valuation approaches and
                are similar to equity            unobservable inputs used in
                securities. The valuation        their valuation are also
                approaches and observable        similar to those described
                inputs used in their             above. Other investments
                valuation are also similar       contain equity securities
                to those described above.        with key unobservable inputs
                                                 such as credit ratings;
                                                 issuance structures, in
                                                 addition to those described
                                                 above for fixed maturities
                                                 AFS. .
 -----------------------------------------------------------------------------
 Residential mortgage loans -- FVO
 -----------------------------------------------------------------------------
             . N/A                            Valuation Approaches:
                                               Principally the market
                                               approach.
                                              Valuation Techniques and Key
                                                 Inputs: These investments
                                                 are based primarily on
                                                 matrix pricing or other
                                                 similar techniques that
                                                 utilize inputs from mortgage
                                                 servicers that are
                                                 unobservable or cannot be
                                                 derived principally from, or
                                                 corroborated by, observable
                                                 market data.
 -----------------------------------------------------------------------------
 Separate account assets and Separate account liabilities (1)
 -----------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
 -----------------------------------------------------------------------------
             Key Input:                       . N/A
             .  quoted prices or reported
                       NAV provided by the
                       fund managers
 -----------------------------------------------------------------------------
  Other limited partnership interests
 -----------------------------------------------------------------------------
             . N/A                            Valued giving consideration to
                                                the underlying holdings
                                               of the partnerships and
                                                adjusting, if appropriate.
                                              Key Inputs:
                                              . liquidity; bid/ask spreads;
                                                performance record of the
                                                fund manager
                                              . other relevant variables that
                                                may impact the exit value of
                                                the particular partnership
                                                interest
 -----------------------------------------------------------------------------

-------------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

                                                            Foreign
       Instrument              Interest Rate         Currency Exchange Rate            Credit                Equity Market
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                     curves (2)               .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

-------------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Embedded Derivatives

     Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

      inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                 December 31, 2019
                                                                           -----------------------------
                                                     Significant                                 Weighted
                       Valuation Techniques      Unobservable Inputs             Range          Average (1)
                     ------------------------  ------------------------    ----------------     -----------
Fixed maturity securities AFS (3)
U.S. corporate and
 foreign corporate.. .  Matrix pricing         .  Offered quotes (4)         5     -      145       110
                     .  Market pricing         .  Quoted prices (4)          25    -      131       101
                     ---------------------------------------------------------------------------------------
RMBS................ .  Market pricing         .  Quoted prices (4)          --    -      119       95
                     ---------------------------------------------------------------------------------------
ABS................. .  Market pricing         .  Quoted prices (4)          8     -      101       98
                     ---------------------------------------------------------------------------------------
Derivatives
Interest rate....... .  Present value          .  Swap yield (6)            190    -      251
                        techniques
                                               .  Repurchase rates (8)      (6)    -       6
                     ---------------------------------------------------------------------------------------
Foreign currency     .  Present                .  Swap yield (6)            (22)   -      (5)
 exchange rate......    value techniques
                     ---------------------------------------------------------------------------------------
Credit.............. .  Present                .  Credit spreads (9)         96    -      100
                        value techniques
                     .  Consensus pricing      .  Offered quotes (10)
                     ---------------------------------------------------------------------------------------
Equity market....... .  Present                .  Volatility (11)           14%    -      23%
                        value techniques
                        or option
                        pricing models
                                               .  Correlation (12)          10%    -      30%
                     ---------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed   .  Option                 .  Mortality rates:
 guaranteed minimum     pricing techniques
 benefits...........
                                                   Ages 0 - 40             0.01%   -     0.18%
                                                   Ages 41 - 60            0.04%   -     0.57%
                                                   Ages 61 - 115           0.26%   -      100%
                                               .  Lapse rates:
                                                   Durations 1 - 10        0.25%   -      100%
                                                   Durations 11 - 20         3%    -      100%
                                                   Durations 21 - 116        2%    -      100%
                                               .  Utilization rates          0%    -      22%
                                               .  Withdrawal rates         0.25%   -      10%
                                               .  Long-term equity         16.24%  -     21.65%
                                                    volatilities
                                               .  Nonperformance           0.03%   -     0.43%
                                                  risk spread
                                                                                December 31, 2018           Impact of
                                                                           ----------------------------  Increase in Input
                                                     Significant                              Weighted     on Estimated
                       Valuation Techniques      Unobservable Inputs            Range        Average (1)  Fair Value (2)
                     ------------------------  ------------------------    ---------------   ----------- -----------------
Fixed maturity securities AFS (3)
U.S. corporate and
 foreign corporate.. .  Matrix pricing         .  Offered quotes (4)         85    -    134      105        Increase
                     .  Market pricing         .  Quoted prices (4)          25    -    638      107        Increase
                     ------------------------------------------------------------------------------------------------------
RMBS................ .  Market pricing         .  Quoted prices (4)          --    -    106      94       Increase (5)
                     ------------------------------------------------------------------------------------------------------
ABS................. .  Market pricing         .  Quoted prices (4)          10    -    101      97       Increase (5)
                     ------------------------------------------------------------------------------------------------------
Derivatives
Interest rate....... .  Present value          .  Swap yield (6)            268    -    317               Increase (7)
                        techniques
                                               .  Repurchase rates (8)      (5)    -     6                Decrease (7)
                     ------------------------------------------------------------------------------------------------------
Foreign currency     .  Present                .  Swap yield (6)            (20)   -    (5)               Increase (7)
 exchange rate......    value techniques
                     ------------------------------------------------------------------------------------------------------
Credit.............. .  Present                .  Credit spreads (9)         97    -    103               Decrease (7)
                        value techniques
                     .  Consensus pricing      .  Offered quotes (10)
                     ------------------------------------------------------------------------------------------------------
Equity market....... .  Present                .  Volatility (11)           21%    -    26%               Increase (7)
                        value techniques
                        or option
                        pricing models
                                               .  Correlation (12)          10%    -    30%
                     ------------------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed   .  Option                 .  Mortality rates:
 guaranteed minimum     pricing techniques
 benefits...........
                                                   Ages 0 - 40             0.01%   -   0.18%              Decrease (13)
                                                   Ages 41 - 60            0.04%   -   0.57%              Decrease (13)
                                                   Ages 61 - 115           0.26%   -   100%               Decrease (13)
                                               .  Lapse rates:
                                                   Durations 1 - 10        0.25%   -   100%               Decrease (14)
                                                   Durations 11 - 20         3%    -   100%               Decrease (14)
                                                   Durations 21 - 116       2.5%   -   100%               Decrease (14)
                                               .  Utilization rates          0%    -    25%               Increase (15)
                                               .  Withdrawal rates         0.25%   -    10%                 (16)
                                               .  Long-term equity         16.50%  -    22%               Increase (17)
                                                    volatilities
                                               .  Nonperformance           0.05%   -   0.59%              Decrease (18)
                                                  risk spread

--------

(1) The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2019 and 2018, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
  (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (1)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2018................  $      7,586    $      4,076    $     --     $      31    $       7
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             2              79          --             1           --
Total realized/unrealized gains
 (losses) included in AOCI..............          (463)            (31)         --            (1)          --
Purchases (4)...........................         1,377             752          --            --           24
Sales (4)...............................        (1,241)           (755)         --           (21)          (1)
Issuances (4)...........................            --              --          --            --           --
Settlements (4).........................            --              --          --            --           --
Transfers into Level 3 (5)..............           151              58          --            --           --
Transfers out of Level 3 (5)............          (311)           (638)         --            --           (5)
                                          ------------    ------------    --------     ---------    ---------
Balance, December 31, 2018..............         7,101           3,541          --            10           25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................           (41)             43          --            --           --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30          --            --           --
Purchases (4)...........................         2,335             703           7             1           17
Sales (4)...............................          (699)           (538)         --            (2)         (25)
Issuances (4)...........................            --              --          --            --           --
Settlements (4).........................            --              --          --            --           --
Transfers into Level 3 (5)..............           504              --          --             1           --
Transfers out of Level 3 (5)............          (382)           (384)         --            --           --
                                          ------------    ------------    --------     ---------    ---------
Balance, December 31, 2019..............  $      9,382    $      3,395    $      7     $      10    $      17
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (6)..............................  $         (7)   $         83    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (6)..............................  $         (5)   $         68    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (6)..............................  $        (34)   $         42    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Gains (Losses) Data for the year ended
 December 31, 2017
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................  $         (2)   $         95    $     --     $      --    $      --
Total realized/unrealized gains
 (losses) included in AOCI..............  $        416    $        109    $     --     $      --    $      --

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------
                                                                              Net
                               Residential                      Net        Embedded       Separate
                                Mortgage         Other      Derivatives   Derivatives     Accounts
                               Loans - FVO    Investments       (7)           (8)           (9)
                               -----------    -----------   -----------   -----------     ----------
                                                      (In millions)
Balance, January 1, 2018...... $      520     $      366    $     (191)   $      (876)   $      958
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          7             (8)          (69)           376             7
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --             --          (110)            --            --
Purchases (4).................         --            199             4             --           198
Sales (4).....................       (162)           (28)           --             --          (168)
Issuances (4).................         --             --            (1)            --            (3)
Settlements (4)...............        (66)            --           175           (204)           (1)
Transfers into Level 3 (5)....         --             52            --             --            53
Transfers out of Level 3 (5)..         --            (10)           --             --          (107)
                               ----------     ----------    ----------     -----------    ----------
Balance, December 31, 2018....        299            571          (192)          (704)          937
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          7             94           (36)          (429)            7
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --             --           161             --            --
Purchases (4).................         --            232             4             --           126
Sales (4).....................        (87)           (98)           --             --          (151)
Issuances (4).................         --             --            (1)            --            (3)
Settlements (4)...............        (31)            --            (8)          (192)            2
Transfers into Level 3 (5)....         --             --            --             --            --
Transfers out of Level 3 (5)..         --             --            --             --            (3)
                               ----------     ----------    ----------     -----------    ----------
Balance, December 31, 2019.... $      188     $      799    $      (72)   $    (1,325)   $      915
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2017: (6)....... $       27     $      (17)   $      (18)   $       452    $       --
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2018: (6)....... $      (15)    $        1    $       18    $       387    $       --
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2019: (6)....... $      (14)    $       86    $      (44)   $      (422)   $       --
                               ==========     ==========    ==========     ===========    ==========
Gains (Losses) Data for the
 year ended December 31, 2017
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3).... $       40     $       --    $       21    $       450    $       (8)
Total realized/unrealized
 gains (losses) included in
 AOCI......................... $       --     $       17    $      207    $        --    $       --

--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(4) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(5) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(6) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.
    Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                               December 31,
                                                                                         ------------------------
                                                                                            2019         2018
                                                                                         ----------  ------------
                                                                                               (In millions)
Unpaid principal balance................................................................ $      209  $        344
Difference between estimated fair value and unpaid principal balance....................        (21)          (45)
                                                                                         ----------  ------------
Carrying value at estimated fair value.................................................. $      188  $        299
                                                                                         ==========  ============
Loans in nonaccrual status.............................................................. $       47  $         89
Loans more than 90 days past due........................................................ $       18  $         41
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (19) $        (36)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                         At December 31,                   Years Ended December 31,
                     ----------------------------     -----------------------------------
                        2019             2018            2019        2018        2017
                       -------          -------       -------     -------     -----------
                     Carrying Value After Measurement           Gains (Losses)
                     ----------------------------     -----------------------------------
                                            (In millions)
Other limited
 partnership
 interests (1)......     N/A (2)          N/A (2)         N/A (2)     N/A (2) $      (65)
Other assets........ $    --          $    --         $    --     $    --     $         4
--------

(1)Estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds;
   and below investment grade debt and mezzanine debt funds. In the future, distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds, the exact timing of which is uncertain.

(2)In connection with the 2018 adoption of guidance related to the recognition and measurement of financial instruments, other limited partnership interests for which the Company has virtually no influence over the investee's operations are measured at estimated fair value on a recurring basis effective January 1, 2018.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring
Fair Value Measurements" section. The estimated fair value of the excluded financial

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                   December 31, 2019
                                    ------------------------------------------------
                                                 Fair Value Hierarchy
                                              ---------------------------
                                                                            Total
                                    Carrying                              Estimated
                                     Value    Level 1  Level 2   Level 3  Fair Value
                                    --------- ------- --------- --------- ----------
                                                     (In millions)
Assets
Mortgage loans..................... $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans....................... $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets.............. $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other
 receivables....................... $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances...... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt..................... $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities.................. $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities....... $  52,830 $    -- $  52,830 $      -- $  52,830

                                                   December 31, 2018
                                    ------------------------------------------------
                                                 Fair Value Hierarchy
                                              ---------------------------
                                                                            Total
                                    Carrying                              Estimated
                                     Value    Level 1  Level 2   Level 3  Fair Value
                                    --------- ------- --------- --------- ----------
                                                     (In millions)
Assets
Mortgage loans..................... $  63,388 $    -- $      -- $  64,409 $  64,409
Policy loans....................... $   6,061 $    -- $     269 $   6,712 $   6,981
Other invested assets.............. $   2,940 $    -- $   2,673 $     146 $   2,819
Premiums, reinsurance and other
 receivables....................... $  14,228 $    -- $     113 $  14,673 $  14,786
Liabilities
Policyholder account balances...... $  72,194 $    -- $      -- $  72,689 $  72,689
Long-term debt..................... $   1,562 $    -- $   1,746 $      -- $   1,746
Other liabilities.................. $  13,593 $    -- $     448 $  13,189 $  13,637
Separate account liabilities....... $  50,578 $    -- $  50,578 $      -- $  50,578

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 11 years. The remaining lease terms for the subleases are less than one year to 9 years.

ROU Asset and Lease Liability

  ROU assets and lease liabilities for operating leases were:

                                               December 31, 2019
                                               -----------------
                                                 (In millions)
                ROU asset (1).................   $          819
                Lease liability (1)...........   $          895
--------

(1) Assets and liabilities include amounts recognized upon adoption of ASU
    2016-02. See Note 1.

Lease Costs

   The components of operating lease costs were as follows:

                                              For the Year Ended
                                                 December 31,
                                              ------------------
                                                     2019
                                              ------------------
                                                (In millions)
               Operating lease cost..........   $           109
               Variable lease cost...........                20
               Sublease income...............              (80)
                                               ----------------
                Net lease cost...............   $            49
                                               ================

  Operating lease expense was $116 million and $187 million for the years ended
December 31, 2018 and 2017, respectively. Non-cancelable sublease income was
$66 million and $40 million for the years ended December 31, 2018 and 2017, respectively.

Other Information

  Supplemental other information related to operating leases was as follows:

                                                 December 31, 2019
                                               ---------------------
                                               (Dollars in millions)
           Cash paid for amounts included in
            the measurement of lease
            liability - operating cash flows..     $          110
           ROU assets obtained in exchange
            for new lease liabilities.........     $          152
           Weighted-average remaining lease
            term..............................            9 years
           Weighted-average discount rate.....               3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                               December 31, 2019
                                               -----------------
                                                 (In millions)
                2020..........................    $        126
                2021..........................             132
                2022..........................             128
                2023..........................             116
                2024..........................             107
                Thereafter....................             458
                                                 -------------
                 Total undiscounted cash flows           1,067
                Less: interest................             172
                                                 -------------
                 Present value of lease
                   liability..................    $        895
                                                 =============

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

   Future minimum gross rental payments relating to lease arrangements in effect as determined prior to the adoption of ASU 2016-02 were as follows:

                                          December 31, 2018
                                          -----------------
                                            (In millions)
                     2019................   $          125
                     2020................              137
                     2021................              136
                     2022................              134
                     2023................              122
                     Thereafter..........              567
                                           ---------------
                      Total..............   $        1,221
                                           ===============

   See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2019                             2018
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus notes -
 affiliated........ 7.38% -   7.38%  7.38%      2037       $    700    $   (9)     $    691 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 1.76% -   6.50%  4.62%   2020 -   2058      457        (3)          454      477        (4)          473
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,557       (14)        1,543    1,577       (15)        1,562
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             128         --          128      129         --          129
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,685    $  (14)     $  1,671 $  1,706    $  (15)     $  1,691
                                                           ========    =======     ======== ========    =======     ========
--------

(1) Range of interest rates and weighted average interest rates are for the year ended December 31, 2019.

   The aggregate maturities of long-term debt at December 31, 2019 for the next five years and thereafter are $11 million in 2020, $0 in 2021, $0 in 2022, $0 in 2023, $445 million in 2024 and $1.1 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Term Loans

   MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary, borrowed $350 million in December 2015 under a five-year credit agreement included within other notes in the table above. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company. In November 2017, this agreement was amended to extend the maturity to November 2022, change the amount MPEH may borrow on a revolving basis to $75 million from $100 million, and change the interest rate to a variable rate of three-month London Interbank
Offered Rate ("LIBOR") plus 3.25%, payable quarterly, from a variable rate of three-month LIBOR plus 3.70%. In December 2018, this agreement was further amended to change the interest rate to a variable rate of three-month LIBOR plus 3.10%. In December 2018, MPEH repaid $50 million of the initial borrowing.
In November 2019, this agreement was further amended to extend the maturity to
November 2024 and change the interest rate to a variable rate of three-month
LIBOR plus 2.75%.

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                                 December 31,
                                             ---------------------
                                                2019       2018
                                             ---------- ----------
                                             (Dollars in millions)
              Commercial paper.............. $       99 $       99
              Short-term borrowings (1).....         29         30
                                             ---------- ----------
              Total short-term debt......... $      128 $      129
                                             ========== ==========
              Average daily balance......... $      128 $      213
              Average days outstanding......    43 days    42 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets of a subsidiary.

   For the years ended December 31, 2019, 2018 and 2017, the weighted average interest rate on short-term debt was 2.74%, 3.03% and 1.63%, respectively.

Interest Expense

     Interest expense included in other expenses was $105 million, $108 million and $106 million for the years ended December 31, 2019, 2018 and 2017, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2019, 2018 and 2017.

Credit Facility

     At December 31, 2019, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $6 million and $5 million for the years ended December 31, 2019,
  2018 and 2017, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2019 was as follows:

                                                         Letters of Credit
                                            Maximum         Used by the      Letters of Credit                Unused
Borrower(s)             Expiration          Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
-------------------  ------------------ ---------------- ----------------- ---------------------- --------- -----------
                                                                         (In millions)
MetLife, Inc. and
 MetLife Funding,
 Inc................ December 2021 (2)  $      3,000 (2)    $      412           $      334        $    --  $    2,254
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2019 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2019.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $57 million, $35 million and $74 million for the years ended
December 31, 2019, 2018 and 2017, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The NAIC has adopted the Codification of Statutory
Accounting Principles ("Statutory Codification"). Statutory Codification is
intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  The state of domicile of Metropolitan Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National
Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life
Insurance Company were in excess of 350% at both December 31, 2019 and 2018.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $370 million and the aggregate actual regulatory capital and surplus of such operations was $580 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.2 billion at both December 31, 2019 and 2018, compared to what capital and surplus would have been had it been measured under NAIC guidance.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

  The tables below present amounts from Metropolitan Life Insurance Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

  Statutory net income (loss) was as follows:

                                                      Years Ended December 31,
                                                 -----------------------------------
Company                        State of Domicile    2019        2018        2017
-----------------------------  ----------------- ----------- ----------- -----------
                                                            (In millions)
Metropolitan Life Insurance
 Company......................     New York       $    3,859  $    3,656  $    1,982

  Statutory capital and surplus was as follows at:

                                                 December 31,
                                        ------------------------------
         Company                             2019           2018
         -----------------------------  -------------- ---------------
                                                (In millions)
         Metropolitan Life Insurance
          Company......................  $      10,915  $       11,098

Dividend Restrictions

   Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the
"Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

   Metropolitan Life Insurance Company paid $3.1 billion and $3.7 billion in dividends to MetLife, Inc. for the years ended December 31, 2019 and 2018, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.2 billion to MetLife,
Inc. without prior regulatory approval by the end of 2020.

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                                         Unrealized                        Foreign      Defined
                                      Investment Gains     Unrealized     Currency      Benefit
                                      (Losses), Net of   Gains (Losses)  Translation     Plans
                                     Related Offsets (1) on Derivatives   Adjustments  Adjustment        Total
                                    -------------------- -------------- ------------- ------------  --------------
                                                                     (In millions)
Balance at December 31, 2016.......     $      3,592      $      1,459    $      (67)  $    (1,865)  $       3,119
OCI before reclassifications.......            3,977               122            26           (30)          4,095
Deferred income tax benefit
 (expense).........................           (1,287)              (43)           (6)           11          (1,325)
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            6,282             1,538           (47)       (1,884)          5,889
Amounts reclassified from AOCI.....              102              (970)           --           159            (709)
Deferred income tax benefit
 (expense).........................              (33)              338            --           (57)            248
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............               69              (632)           --           102            (461)
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2017.......            6,351               906           (47)       (1,782)          5,428
OCI before reclassifications.......           (6,326)              (82)          (20)           67          (6,361)
Deferred income tax benefit
 (expense).........................            1,381                19            --           (45)          1,355
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            1,406               843           (67)       (1,760)            422
Amounts reclassified from AOCI.....                8               428            --            34             470
Deferred income tax benefit
 (expense).........................               (2)              (96)           --           (13)           (111)
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............                6               332            --            21             359
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles.............             (119)               --            --            --            (119)
Deferred income tax benefit
 (expense), cumulative effects of
 changes in accounting principles..            1,222               207            (7)         (379)          1,043
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles, net of
 income tax........................            1,103               207            (7)         (379)            924
                                       -------------     -------------   -----------  ------------  --------------
Transfer to affiliate, net of
 tax (2)...........................               --                --            --         1,857           1,857
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2018.......            2,515             1,382           (74)         (261)          3,562
OCI before reclassifications.......            7,993               516           (32)         (167)          8,310
Deferred income tax benefit
 (expense).........................           (1,678)             (109)            9            35          (1,743)
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            8,830             1,789           (97)         (393)         10,129
Amounts reclassified from AOCI.....               60              (237)           --            24            (153)
Deferred income tax benefit
 (expense).........................              (13)               50            --            (5)             32
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............               47              (187)           --            19            (121)
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles.............               (1)               22            --            --              21
Deferred income tax benefit
 (expense), cumulative effects of
 changes in accounting principles..               --                (4)           --            --              (4)
                                       -------------     -------------   -----------  ------------  --------------
 Cumulative effects of changes in
   accounting principles, net of
   income tax (3)..................               (1)               18            --            --              17
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2019.......     $      8,876      $      1,620    $      (97)  $      (374)  $      10,025
                                       =============     =============   ===========  ============  ==============
-------------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

(2) See Note 14.

(3) See Note 1 for further information on adoption of new accounting pronouncements.

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                       Years Ended December 31,
                               ---------------------------------------
                                   2019          2018           2017
                               -----------   ------------   ------------
                                                                             Consolidated Statements of
AOCI Components                     Amounts Reclassified from AOCI             Operations Locations
-----------------------------  ---------------------------------------     ------------------------------
                                            (In millions)
Net unrealized investment
 gains (losses):
Net unrealized investment
 gains (losses)...............  $       17    $        89    $        12   Net investment gains (losses)
Net unrealized investment
 gains (losses)...............         (16)            18              3   Net investment income
Net unrealized investment
 gains (losses)...............         (61)          (115)          (117)  Net derivative gains (losses)
                               -----------   ------------   ------------
 Net unrealized investment
   gains (losses), before
   income tax.................         (60)            (8)          (102)
Income tax (expense) benefit..          13              2             33
                               -----------   ------------   ------------
 Net unrealized investment
   gains (losses), net of
   income tax.................         (47)            (6)           (69)
                               -----------   ------------   ------------
Unrealized gains (losses) on
 derivatives -- cash flow
 hedges:
Interest rate derivatives.....          23             20             18   Net investment income
Interest rate derivatives.....           4             --             --   Net investment gains (losses)
Interest rate derivatives.....          --             22             13   Net derivative gains (losses)
Foreign currency exchange
 rate derivatives.............          (3)            (3)            (1)  Net investment income
Foreign currency exchange
 rate derivatives.............         212             --             --   Net investment gains (losses)
Foreign currency exchange
 rate derivatives.............          --           (469)           938   Net derivative gains (losses)
Credit derivatives............           1              1              1   Net investment income
Credit derivatives............          --              1              1   Net derivative gains (losses)
                               -----------   ------------   ------------
 Gains (losses) on cash flow
   hedges, before income tax..         237           (428)           970
Income tax (expense) benefit..         (50)            96           (338)
                               -----------   ------------   ------------
 Gains (losses) on cash flow
   hedges, net of income tax..         187           (332)           632
                               -----------   ------------   ------------
Defined benefit plans
 adjustment: (1)
Amortization of net actuarial
 gains (losses)...............         (27)           (35)          (179)
Amortization of prior service
 (costs) credit...............           3              1             20
                               -----------   ------------   ------------
 Amortization of defined
   benefit plan items, before
   income tax.................         (24)           (34)          (159)
Income tax (expense) benefit..           5             13             57
                               -----------   ------------   ------------
 Amortization of defined
   benefit plan items, net of
   income tax.................         (19)           (21)          (102)
                               -----------   ------------   ------------
 Total reclassifications, net
   of income tax..............  $      121    $      (359)   $       461
                               ===========   ============   ============
-------------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                           Years Ended December 31,
                                          ---------------------------
                                              2019          2018
                                          ------------- -------------
                                                 (In millions)
           Prepaid legal plans...........  $        329  $        286
           Recordkeeping and
            administrative services (1)..           204           220
           Administrative services-only
            contracts....................           210           205
           Other revenue from service
            contracts from customers.....            39            38
                                          ------------- -------------
            Total revenues from service
              contracts from customers...  $        782  $        749
           Other (2).....................           791           837
                                          ------------- -------------
            Total other revenues.........  $      1,573  $      1,586
                                          ============= =============
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Other primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                              Years Ended December 31,
                                              ----------------------
                                               2019     2018    2017
                                              ------   ------  ------
                                                   (In millions)
          General and administrative
           expenses (1)...................... $2,480   $2,458  $2,608
          Pension, postretirement and
           postemployment benefit costs......    107       66     167
          Premium taxes, other taxes, and
           licenses & fees...................    274      366     273
          Commissions and other variable
           expenses..........................  1,814    1,757   1,801
          Capitalization of DAC..............    (43)     (34)    (61)
          Amortization of DAC and VOBA.......    239      470     241
          Interest expense on debt...........    105      108     106
                                              ------   ------  ------
           Total other expenses.............. $4,976   $5,191  $5,135
                                              ======   ======  ======
--------

(1)Includes ($165) million, ($6) million and ($104) million for the years ended
   December 31, 2019, 2018 and 2017, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   Through September 30, 2018, the Company sponsored various qualified and nonqualified defined benefit pension plans covering employees who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the qualified and nonqualified defined benefit pension plans were amended, effective January 1, 2023, to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   Through September 30, 2018, the Company also provided certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of MetLife who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees of MetLife hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. In September 2018, the postretirement medical and life insurance benefit plans were amended, effective January 1, 2023, to discontinue the accrual of the employer subsidy credits for eligible employees.

   As of October 1, 2018, except for the nonqualified defined benefit pension plan, the plan sponsor was changed from the Company to an affiliate (the
"Transferred Plans"). The Company transferred the net benefit obligation and plan assets at book value as of September 30, 2018 as an additional paid-in-capital transaction, including the related unrecognized AOCI. The
Company remains a participating affiliate of the Transferred Plans.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                          December 31,
                               -----------------------------------------------------------------
                                             2019                              2018
                               --------------------------------  -------------------------------
                                                     Other                            Other
                                   Pension        Postretirement    Pension        Postretirement
                                   Benefits (1)     Benefits      Benefits (1)       Benefits
                               ---------------- ---------------- --------------  ----------------
                                                         (In millions)
Change in benefit obligations:
Benefit obligations at
 January 1,...................    $      1,080      $      19     $      10,479    $      1,656
Transfer to affiliate (2).....              --             --            (9,316)         (1,648)
Service costs.................              17             --                18              --
Interest costs................              46              1                42               1
Plan participants'
 contributions................              --             --                --              --
Plan amendments...............               3             --               (20)             --
Net actuarial (gains) losses
 (3)..........................             162              2               (40)             (2)
Divestitures, settlements and
 curtailments.................              --             --                --              15
Benefits paid.................             (98)            (2)              (83)             (1)
Effect of foreign currency
 translation..................              --             --                --              (2)
                                --------------     ----------    --------------   -------------
 Benefit obligations at
   December 31,...............           1,210             20             1,080              19
                                --------------     ----------    --------------   -------------
Change in plan assets:
Estimated fair value of plan
 assets at January 1,.........              --             18             9,371           1,426
Transfer to affiliate (2).....              --             --            (9,371)         (1,426)
Actual return on plan assets..              --             --                --               2
Divestitures, settlements and
 curtailments.................              --             --                --              18
Plan participants'
 contributions................              --             --                --              --
Employer contributions........              98             --                83              --
Benefits paid.................             (98)            (2)              (83)             (1)
Foreign exchange impact.......              --              1                --              (1)
                                --------------     ----------    --------------   -------------
 Estimated fair value of plan
   assets at December 31,.....              --             17                --              18
                                --------------     ----------    --------------   -------------
 Over (under) funded status
   at December 31,............    $     (1,210)     $      (3)    $      (1,080)   $         (1)
                                ==============     ==========    ==============   =============
Amounts recognized on the
 consolidated balance sheets:
Other assets..................    $         --      $       3     $          --    $          5
Other liabilities.............          (1,210)            (6)           (1,080)             (6)
                                --------------     ----------    --------------   -------------
 Net amount recognized........    $     (1,210)     $      (3)    $      (1,080)   $         (1)
                                ==============     ==========    ==============   =============
AOCI:
Net actuarial (gains) losses..    $        494      $      (3)    $         360    $         (5)
Prior service costs (credit)..             (16)            --               (22)              1
                                --------------     ----------    --------------   -------------
 AOCI, before income tax......    $        478      $      (3)    $         338    $         (4)
                                ==============     ==========    ==============   =============
 Accumulated benefit
   obligation.................    $      1,143            N/A     $       1,040             N/A
                                ==============                   ==============
--------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was
    $1.2 billion and $1.1 billion at December 31, 2019 and 2018, respectively.

(2) Transfer to affiliate represents the Transferred Plans' book value as of
    September 30, 2018, net of the related 2018 net periodic benefit costs. See
    "-- Net Periodic Benefit Costs."

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

(3) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of $137 million and $2 million, respectively, and plan experience of $25 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2018 include the impact of changes to the financial assumptions of
    ($87) million and ($2) million, respectively, and plan experience of
    $47 million and $0, respectively.

   Information for pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows at:

                                                                December 31,
                                         ------------------------------------------------------------------
                                             2019       2018       2019       2018      2019        2018
                                         ---------- ---------- ---------- ---------- -------     -------
                                         PBO Exceeds Estimated ABO Exceeds Estimated APBO Exceeds Estimated
                                              Fair Value            Fair Value         Fair Value
                                            of Plan Assets        of Plan Assets     of Plan Assets
                                         --------------------- --------------------- ----------------------
                                                                (In millions)
Projected benefit obligations........... $    1,210 $    1,080 $    1,210 $    1,080    N/A         N/A
Accumulated benefit obligations......... $    1,143 $    1,040 $    1,143 $    1,040    N/A         N/A
Accumulated postretirement benefit
 obligations............................        N/A        N/A        N/A        N/A $    6      $    6
Estimated fair value of plan assets.....        N/A        N/A        N/A        N/A $   --      $   --

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                         Years Ended December 31,
                                          -------------------------------------------------------------------------------------
                                                     2019                          2018                         2017
                                          --------------------------  -----------------------------  --------------------------
                                                          Other                          Other                       Other
                                           Pension     Postretirement   Pension       Postretirement  Pension     Postretirement
                                           Benefits      Benefits       Benefits        Benefits      Benefits      Benefits
                                          ---------  ---------------- ------------  ---------------- ---------  ----------------
                                                                              (In millions)
Net periodic benefit costs:
Service costs............................  $     17      $     --      $       123      $       4     $    169     $         6
Interest costs...........................        46             1              290             41          415              75
Settlement and curtailment costs.........        --            --               --             --            3               2
Expected return on plan assets...........        --            (1)            (394)           (54)        (509)            (72)
Amortization of net actuarial (gains)
 losses..................................        27            --              142            (26)         189              --
Amortization of prior service costs
 (credit)................................        (3)           --               (1)           (14)          (1)            (22)
Allocated to affiliates..................       (22)           --              (66)            19          (48)              1
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total net periodic benefit costs
   (credit) (1)..........................        65            --               94            (30)         218             (10)
                                          ---------     ---------     ------------     ----------    ---------    ------------
Other changes in plan assets and benefit
 obligations recognized in OCI:
Net actuarial (gains) losses.............       161             3              (40)            (4)         181            (148)
Prior service costs (credit).............         3            --              (20)            --           --              --
Amortization of net actuarial (gains)
 losses..................................       (27)           --              (35)            --         (189)             --
Amortization of prior service (costs)
 credit..................................         3            --                1             --            1              22
Transfer to affiliate (2)................        --            --           (2,389)            81           --              --
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total recognized in OCI................       140             3           (2,483)            77           (7)           (126)
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total recognized in net periodic
   benefit costs and OCI.................  $    205      $      3      $    (2,389)     $      47     $    211     $      (136)
                                          =========     =========     ============     ==========    =========    ============
--------

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

(1) Includes costs (credit) related to Transferred Plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the Transferred Plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2019
Weighted average discount rate.....        3.30%                      3.00%
Weighted average interest
 crediting rate....................        3.99%                       N/A
Rate of compensation increase......   2.25%  -  8.50%                  N/A
December 31, 2018
Weighted average discount rate.....        4.35%                      3.75%
Weighted average interest
 crediting rate....................        4.09%                       N/A
Rate of compensation increase......   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the
  U.S. plans were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
Year Ended December 31, 2019
Weighted average discount rate.....        4.35%                      3.75%
Weighted average interest
 crediting rate....................        4.01%                       N/A
Weighted average expected rate of
 return on plan assets.............         N/A                       4.00%
Rate of compensation increase......   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate.....        3.65%                      3.70%
Weighted average interest
 crediting rate....................        4.13%                       N/A
Weighted average expected rate of
 return on plan assets.............        5.75%                      5.11%
Rate of compensation increase......   2.25%  -  8.50%                  N/A
Year Ended December 31, 2017
Weighted average discount rate.....        4.30%                      4.45%
Weighted average interest
 crediting rate....................        5.46%                       N/A
Weighted average expected rate of
 return on plan assets.............        6.00%                      5.36%
Rate of compensation increase......   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2020 is currently anticipated to be 3.00% for other postretirement benefits.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                   December 31,
                                                   ---------------------------------------------
                                                            2019                   2018
                                                   ---------------------- ----------------------
                                                      Before   Age 65 and    Before   Age 65 and
                                                    Age 65      older      Age 65      older
                                                   --------- ------------ --------- ------------
Following year....................................   6.5%        6.5%       6.6%        6.6%
Ultimate rate to which cost increase is assumed
 to decline.......................................   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached..   2040        2040       2040        2040

  Plan Assets

     Through September 30, 2018, the Company provided MetLife employees with benefits under various Employee Retirement Income Security Act of
  1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity securities AFS, equity securities, derivatives, real estate and private equity investments. The assets backing the retiree life coverage also utilize insurance contracts issued by the Company's insurance affiliate and are held in a general account
  Life Insurance Funding Agreement.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different
  Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested
  Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class.
  Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 9, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     At December 31, 2019 and 2018, other postretirement plan assets measured at estimated fair value on a recurring basis were $17 million and
  $18 million, respectively, and were classified as short-term investments
  Level 2.

     A rollforward of all pension assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------
                                                    Pension Benefits
                               ----------------------------------------------------------------------
                               Fixed Maturity Securities
                                       AFS:
                               --------------------------
                                                             Equity          Other        Derivative
                                Corporate     Other (1)     Securities     Investments     Assets
                               ----------    ----------    -----------    ------------   -----------
                                                     (In millions)
Balance, January 1, 2018......  $     1        $    9        $    3         $    622       $    1
Realized gains (losses).......       --            --            --               --           --
Unrealized gains (losses).....       --            --            --               --           --
Purchases, sales, issuances
 and settlements, net.........       --            --            --               --           --
Transfers into and/or out of
 Level 3......................       --            --            --               --           --
Transfer to affiliate.........       (1)           (9)           (3)            (622)          (1)
                               ----------    ----------    -----------    ------------   -----------
Balance, December 31, 2018....  $    --        $   --        $   --         $     --       $   --
                               ==========    ==========    ===========    ============   ===========
--------

(1) Other includes ABS and collateralized mortgage obligations.

     For the year ended December 31, 2019, there were no pension benefits measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs. For the years ended December 31, 2019 and
  2018, there were no other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provisions of the plans, and therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2020.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                               Pension Benefits   Other Postretirement Benefits
                           -------------------- -------------------------------
                                              (In millions)
 2020.....................       $           74                    $          2
 2021.....................       $           71                    $          1
 2022.....................       $           70                    $          1
 2023.....................       $           73                    $          1
 2024.....................       $           77                    $          1
 2025-2029................       $          403                    $          6

Defined Contribution Plans

     Through September 30, 2018, the Company sponsored defined contribution plans for substantially all MetLife employees under which a portion of employee contributions are matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor was changed from the
  Company to an affiliate. The Company contributed $26 million, $42 million and
  $65 million for the years ended December 31, 2019, 2018 and 2017, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                           Years Ended December 31,
                                           -----------------------
                                             2019    2018     2017
                                           ------  ------  -------
                                                (In millions)
            Current:
            U.S. federal..................  $ 280   $ 217  $ 1,511
            U.S. state and local..........      1       9        4
            Non-U.S.......................     26      91       14
                                           ------  ------  -------
              Subtotal....................    307     317    1,529
                                           ------  ------  -------
            Deferred:
            U.S. federal..................   (148)    (88)  (2,099)
            Non-U.S.......................    (11)    (56)       9
                                           ------  ------  -------
              Subtotal....................   (159)   (144)  (2,090)
                                           ------  ------  -------
              Provision for income tax
               expense (benefit)..........  $ 148   $ 173  $  (561)
                                           ======  ======  =======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                   Years Ended December 31,
                                   ------------------------
                                    2019    2018     2017
                                   ------- ------- --------
                                         (In millions)
                   Income (loss):
                   U.S............  $3,454  $1,202  $ 4,045
                   Non-U.S........     106   3,107   (1,079)
                                   ------- ------- --------
                    Total.........  $3,560  $4,309  $ 2,966
                                   ======= ======= ========

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The reconciliation of the income tax provision at the U.S. statutory rate
(21% in 2019 and 2018; 35% in 2017) to the provision for income tax as reported was as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2019    2018     2017
                                                        ------  ------  --------
                                                              (In millions)
Tax provision at U.S. statutory rate...................  $ 748   $ 905   $ 1,039
Tax effect of:
Dividend received deduction............................    (36)    (34)      (65)
Tax-exempt income......................................    (40)    (13)      (49)
Prior year tax (1).....................................   (173)   (175)      (29)
Low income housing tax credits.........................   (254)   (284)     (278)
Other tax credits......................................    (43)    (77)     (101)
Foreign tax rate differential..........................     (7)     (8)       --
Change in valuation allowance..........................     (7)      1        --
U.S. Tax Reform impact (2) (3) (4).....................     (6)   (139)   (1,089)
Other, net.............................................    (34)     (3)       11
                                                        ------  ------  --------
  Provision for income tax expense (benefit)...........  $ 148   $ 173   $  (561)
                                                        ======  ======  ========
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

(4) For the year ended December 31, 2017, U.S. Tax Reform impact of ($1.1)
    billion excludes ($23) million of tax provision at the U.S. statutory rate for a total tax reform benefit of ($1.1) billion.

  On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S.
Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax
Reform moves the United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                            Years Ended December 31,
                                                                      ------------------------------------
                                                                          2019        2018         2017
                                                                      -----------  ----------  -----------
                                                                           (In millions)
Income (loss) before provision for income tax........................  $       --   $     (58)  $      (66)
Provision for income tax expense (benefit):
Deferred tax revaluation.............................................          (6)       (151)      (1,112)
                                                                      -----------  ----------  -----------
 Total provision for income tax expense (benefit)....................          (6)       (151)      (1,112)
                                                                      -----------  ----------  -----------
Income (loss), net of income tax.....................................           6          93        1,046
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................          --          --          133
                                                                      -----------  ----------  -----------
Increase to net equity from U.S. Tax Reform..........................  $        6   $      93   $    1,179
                                                                      ===========  ==========  ===========

  In accordance with SAB 118 issued by the U.S. Securities and Exchange
Commission ("SEC") in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of
U.S. Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Deemed Repatriation Transition Tax - The Company recorded a $1 million charge for this item for the year ended December 31, 2017. For the years ended December 31, 2019 and 2018, the Company did not record an additional tax charge.

   .  Global Intangible Low-Tax Income ("GILTI") - U.S. Tax Reform imposes a minimum tax on GILTI, which is generally the excess income of foreign subsidiaries over a 10% rate of routine return on tangible business assets. For the year ended December 31, 2017, the Company did not record a tax charge for this item. In 2018, the Company established an accounting policy in which it treats taxes due on GILTI as a current-period expense when incurred. The Company did not record a tax charge for the years ended December 31, 2019 and 2018.

   .  Compensation and Fringe Benefits - U.S. Tax Reform limits certain employer deductions for fringe benefit and related expenses and also repeals the exception allowing the deduction of certain performance-based compensation paid to certain senior executives. The Company recorded an
      $8 million tax charge, included within the deferred tax revaluation as of
      December 31, 2017. The Company determined that no additional adjustment was required for the years ended December 31, 2019 and 2018.

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2017, the Company

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

      recorded a $7 million tax charge, included within the deferred tax revaluation. For the year ended December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal
      Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in
      2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the year ended December 31, 2019.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                       ---------------
                                                         2019    2018
                                                       -------  ------
                                                        (In millions)
         Deferred income tax assets:
         Policyholder liabilities and receivables..... $ 1,305  $1,182
         Net operating loss carryforwards (1).........      82      94
         Employee benefits............................     486     518
         Tax credit carryforwards (2).................   1,161   1,038
         Litigation-related and government mandated...     119     131
         Other........................................     407     347
                                                       -------  ------
           Total gross deferred income tax assets.....   3,560   3,310
         Less: Valuation allowance....................      80      93
                                                       -------  ------
           Total net deferred income tax assets.......   3,480   3,217
                                                       -------  ------
         Deferred income tax liabilities:
         Investments, including derivatives...........   1,796   1,597
         Intangibles..................................      33      32
         DAC..........................................     500     558
         Net unrealized investment gains..............   2,719     987
                                                       -------  ------
           Total deferred income tax liabilities......   5,048   3,174
                                                       -------  ------
           Net deferred income tax asset (liability).. $(1,568) $   43
                                                       =======  ======
--------

(1) The Company has recorded a deferred tax asset of $82 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2019. U.S. state net operating loss carryforwards will expire between 2020 and 2039, whereas others have an unlimited carryforward period. The valuation

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

    allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain U.S. state net operating loss carryforwards will not be realized.
    The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

(2) Tax credit carryforwards for the year ended December 31, 2019 primarily reflect general business credits expiring between 2036 and 2039 and are reduced by $194 million related to unrecognized tax benefits.

  Certain deferred income tax amounts at December 31, 2018 have been reclassified to conform to the 2019 presentation. The reclassification did not result in a change to the prior year net deferred income tax asset (liability)
balance. The significant impacts related to deferred income tax assets were a
$309 million decrease to Policyholder liabilities and receivables and a
$347 million increase to Other. The significant impacts related to deferred income tax liabilities were a $81 million increase to Investments, including derivatives, and a $43 million decrease to Other. Additionally, the deferred income tax asset for Net operating loss carryforwards and offsetting Valuation allowance both increased by $72 million. The reclassifications resulted from a comprehensive review in 2019 of the tax effects between the book and tax bases of assets and liabilities, primarily with respect to the Company's U.S.
businesses.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $43 million and $27 million for the years ended
December 31, 2019 and 2018, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for refund claims filed in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S.
investments held by Metropolitan Life Insurance Company in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009.

   For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses. For tax years 2007 through 2009 (which are the subject of the current
IRS examination), the Company has established adequate reserves for tax liabilities.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                         Years Ended December 31,
                                                         ---------------------
                                                          2019      2018    2017
                                                         ------    ------  -----
                                                             (In millions)
 Balance at January 1,..................................  $ 442     $ 890   $931
 Additions for tax positions of prior years.............     --         3     --
 Reductions for tax positions of prior years (1)........   (158)     (169)   (38)
 Additions for tax positions of current year............      3         3      4
 Reductions for tax positions of current year...........     --        --    (1)
 Settlements with tax authorities (2)...................   (254)     (285)    (6)
                                                         ------    ------  -----
 Balance at December 31,................................  $  33     $ 442   $890
                                                         ======    ======  =====
 Unrecognized tax benefits that, if recognized, would
  impact the effective rate.............................  $  33     $ 442   $890
                                                         ======    ======  =====
--------

(1) The decreases are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2019     2018    2017
                                                           ------   -----    ----
                                                             (In millions)
   Interest expense (benefit) recognized on the
     consolidated statements of operations (1)............ $(187)   $(457)   $ 47

                                                                    December 31,
                                                                    ---------------
                                                                     2019    2018
                                                                    -----    ----
                                                                    (In millions)
   Interest included in other liabilities on the
     consolidated balance sheets..........................          $   9    $196
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry
  Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the
  Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S.
  permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2019. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the
  Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2019, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan
  Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                 December 31,
                                    --------------------------------------
                                        2019         2018         2017
                                    ------------ ------------ ------------
                                    (In millions, except number of claims)
     Asbestos personal injury
      claims at year end...........       61,134       62,522       62,930
     Number of new claims during
      the year.....................        3,187        3,359        3,514
     Settlement payments during
      the year (1)................. $       49.4 $       51.4 $       48.6
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $457 million at December 31, 2019.

   Sun Life Assurance Company of Canada Indemnity Claim

      In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that
   Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by
   Metropolitan Life Insurance Company that were subsequently transferred to
   Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life
   Insurance Company's motion for summary judgment. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life (the "Ontario Litigation"). On August 30, 2011,
   Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by
   Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify
   Sun Life for some or all of the claims in these lawsuits. In September 2018, the Court of Appeal for Ontario affirmed the lower court's decision to not certify the sales practices claims in the Ontario Litigation. These sales practices cases against Sun Life are ongoing, and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

      Plaintiff filed this class action lawsuit on behalf of persons for whom
   Metropolitan Life Insurance Company established a Total Control Account
   ("TCA") to pay death benefits under an ERISA plan. The action alleged that
   Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violated Metropolitan Life Insurance Company's fiduciary duties under ERISA.
   On September 27, 2016, the court denied Metropolitan Life Insurance
   Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. On September 29, 2017, the court certified a nationwide class. On

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   November 19, 2019, the court approved a settlement in which Metropolitan
   Life Insurance Company agreed to pay $80 million to resolve the claims of all class members. The settlement does not include or constitute an admission, concession, or finding of any fault, liability, or wrongdoing by
   Metropolitan Life Insurance Company. The Company accrued the full amount of the settlement payment in prior periods and the payment was made.

   Martin v. Metropolitan Life Insurance Company (Superior Court of the State
   of California, County of Contra Costa, filed December 17, 2015)

      Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiffs assert causes of action for declaratory relief, violation of California's
   Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiffs seek declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan
   Life Insurance Company's motion to dismiss. Plaintiffs appealed this ruling to the United States Court of Appeals for the Ninth Circuit. The Ninth
   Circuit dismissed the appeal on December 2, 2019.

   Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
   2016)

      Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and
   Deceptive Business Practices Act, on behalf of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature on their long-term care insurance policies and whose premium rates were increased after age 65. Plaintiff seeks unspecified compensatory, statutory and punitive damages, as well as recessionary and injunctive relief. On
   April 12, 2017, the court granted Metropolitan Life Insurance Company's motion to dismiss the action. Plaintiff appealed this ruling and the United
   States Court of Appeals for the Seventh Circuit reversed and remanded the case to the district court for further proceedings. On February 20, 2020, the district court approved a nationwide class settlement of the case. The
   Company accrued the full amount of the expected settlement payment in prior periods.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the Court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services ("The Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Division.

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Miller, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   January 4, 2019)

      Plaintiffs filed a second amended complaint in this putative class action, purporting to assert claims on behalf of all persons who replaced their MetLife Optional Term Life or Group Universal Life policy with a Group
   Variable Universal Life policy wherein Metropolitan Life Insurance Company allegedly charged smoker rates for certain non-smokers. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On
   September 17, 2019, the Court granted the Company's motion to dismiss plaintiffs' second amended complaint and dismissed the case in its entirety.
   Plaintiffs filed an appeal with the United States Court of Appeals for the
   Second Circuit.

   Regulatory and Litigation Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   ERISA, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Litigation Matters

     Atkins et. al. v. MetLife, Inc., et. al. (D.Nev., filed November 18, 2019)

        Plaintiffs filed this putative class action on behalf of all persons due benefits under group annuity contracts but who did not receive the entire amount to which they were entitled. Plaintiffs assert claims for breach of contract, breach of fiduciary duty, breach of implied covenant of good faith and fair dealing, unjust enrichment, and conversion based on allegations that the defendants failed to timely pay annuity benefits to certain group annuitants. Plaintiffs seek declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. Defendants intend to defend this action vigorously.

  Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2019         2018
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        38  $        42
    Premium tax offset currently available for
     paid assessments............................           39           43
                                                  ------------ ------------
     Total.......................................  $        77  $        85
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        53  $        57
                                                  ============ ============

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.7 billion and $3.6 billion at December 31, 2019 and 2018, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.6 billion at both December 31, 2019 and 2018.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $392 million, with a cumulative maximum of
$534 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million and $5 million at
December 31, 2019 and 2018, respectively, for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2019 and 2018 are summarized in the table below:

                                              Three Months Ended
                                 --------------------------------------------
                                 March 31, June 30, September 30, December 31,
                                 --------- -------- ------------- ------------
                                                 (In millions)
  2019
  Total revenues................ $  8,237  $  9,146   $  10,810     $  8,056
  Total expenses................ $  7,729  $  7,923   $   9,238     $  7,799
  Net income (loss)............. $    508  $  1,067   $   1,339     $    498
  Less: Net income (loss)
   attributable to
   noncontrolling interests..... $      1  $     --   $       1     $     (8)
  Net income (loss)
   attributable to Metropolitan
   Life Insurance Company....... $    507  $  1,067   $   1,338     $    506
  2018
  Total revenues................ $  8,446  $ 14,809   $   9,751     $  9,155
  Total expenses................ $  7,711  $ 13,709   $   8,847     $  7,585
  Net income (loss)............. $    672  $  1,007   $     816     $  1,641
  Less: Net income (loss)
   attributable to
   noncontrolling interests..... $      3  $      5   $       2     $     (4)
  Net income (loss)
   attributable to Metropolitan
   Life Insurance Company....... $    669  $  1,002   $     814     $  1,645

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.9 billion, $2.1 billion and $2.2 billion for the years ended December 31,
2019, 2018 and 2017, respectively. Total revenues received from affiliates related to these agreements were $29 million, $135 million and $234 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion and $1.4 billion for the years ended December 31,
2018 and 2017, respectively, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $250 million and $181 million at December 31, 2019 and 2018, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions. Also, see Note 5 for information related to the separation of
Brighthouse.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2019

                                 (In millions)

                                                          Estimated       Amount at
                                      Cost or             Fair            Which Shown on
                                   Amortized Cost (1)     Value         Balance Sheet
Types of Investments           ---------------------- ------------- ----------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency.... $               25,568      $ 29,248 $               29,248
Public utilities..............                  6,497         7,517                  7,517
Municipals....................                  6,419         7,856                  7,856
Foreign government............                  4,329         5,006                  5,006
All other corporate bonds.....                 73,628        80,409                 80,409
                               ---------------------- ------------- ----------------------
 Total bonds..................                116,441       130,036                130,036
Mortgage-backed and
 asset-backed securities......                 37,214        38,694                 38,694
Redeemable preferred stock....                    742           834                    834
                               ---------------------- ------------- ----------------------
 Total fixed maturity
   securities AFS.............                154,397       169,564                169,564
                               ---------------------- ------------- ----------------------
Mortgage loans................                 65,549                               65,549
Policy loans..................                  6,100                                6,100
Real estate and real estate
 joint ventures...............                  6,624                                6,624
Real estate acquired in
 satisfaction of debt.........                     35                                   35
Other limited partnership
 interests....................                  4,954                                4,954
Short-term investments........                  1,883                                1,883
Other invested assets.........                 16,979                               16,979
                               ----------------------               ----------------------
 Total investments............ $              256,521               $              271,688
                               ======================               ======================
--------

(1) Amortized cost for fixed maturity securities AFS and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2019 and 2018

                                 (In millions)

                                        Future Policy Benefits,
                                         Other Policy-Related
                                 DAC         Balances and       Policyholder  Policyholder
                                 and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment                          VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
-----------------------------  -------- ----------------------- ------------  ------------ ----------------- ------------
2019
U.S........................... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..............    3,048                  68,125       22,346           495               160          163
Corporate & Other.............       --                     244          (32)           --                --           --
                               -------- ----------------------- ------------  ------------ ----------------- ------------
 Total........................ $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                               ======== ======================= ============  ============ ================= ============
2018
U.S........................... $    403        $         67,770   $   67,233      $     --      $        137     $     26
MetLife Holdings..............    3,709                  65,730       23,423           494               159          167
Corporate & Other.............        5                     291           --            --                --           --
                               -------- ----------------------- ------------  ------------ ----------------- ------------
 Total........................ $  4,117        $        133,791   $   90,656      $    494      $        296     $    193
                               ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-127

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                  Policyholder    Amortization of
                                                                  Benefits and        DAC and
                                  Premiums and                     Claims and          VOBA
                                 Universal Life        Net      Interest Credited   Charged to
                               and Investment-Type  Investment   to Policyholder       Other          Other
Segment                        Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
-----------------------------  ------------------- -----------  ----------------- --------------- -------------
2019
U.S...........................  $          19,547  $     6,481   $       20,906    $         55    $    2,904
MetLife Holdings..............              4,097        4,579            5,769             184         1,900
Corporate & Other.............                  1          (87)              --              --           971
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          23,645  $    10,973   $       26,675    $        239    $    5,775
                               =================== ===========  ================= =============== =============
2018
U.S...........................  $          24,411  $     6,429   $       25,922    $         75    $    2,810
MetLife Holdings..............              4,306        4,653            5,649             395         2,079
Corporate & Other.............                 20         (163)               5              --           917
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          28,737  $    10,919   $       31,576    $        470    $    5,806
                               =================== ===========  ================= =============== =============
2017
U.S...........................  $          20,500  $     6,012   $       22,019    $         56    $    2,680
MetLife Holdings..............              4,643        4,758            6,004             185         2,293
Corporate & Other.............                  9         (257)               4              --         1,018
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          25,152  $    10,513   $       28,027    $        241    $    5,991
                               =================== ===========  ================= =============== =============
--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-128

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2019, 2018 and 2017

                             (Dollars in millions)

                                                                                        % Amount
                                                                                       Assumed
                                Gross Amount    Ceded        Assumed     Net Amount     to Net
                               ------------- ------------ ------------ ------------- -----------
2019
Life insurance in-force....... $   3,810,612 $    257,882 $    525,190 $   4,077,920        12.9%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      14,114 $        879 $        785 $      14,020         5.6%
Accident & health insurance...         7,690          128           26         7,588         0.3%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      21,804 $      1,007 $        811 $      21,608         3.8%
                               ============= ============ ============ =============
2018
Life insurance in-force....... $   3,736,612 $    260,086 $    453,560 $   3,930,086        11.5%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      19,673 $        894 $        725 $      19,504         3.7%
Accident & health insurance...         7,210          128           27         7,109         0.4%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      26,883 $      1,022 $        752 $      26,613         2.8%
                               ============= ============ ============ =============
2017
Life insurance in-force....... $   3,377,964 $    266,895 $    490,033 $   3,601,102        13.6%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      16,022 $      1,132 $      1,097 $      15,987         6.9%
Accident & health insurance...         7,040          121           19         6,938         0.3%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      23,062 $      1,253 $      1,116 $      22,925         4.9%
                               ============= ============ ============ =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and
$1.3 billion, respectively, and life insurance premiums of $115 million and
$9 million, respectively. For the year ended December 31, 2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of
$117 million and $9 million, respectively. For the year ended December 31,
2017, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $16.2 billion and $1.3 billion, respectively, and life insurance premiums of $132 million and $122 million, respectively.

                                   MLIC-129

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Item 26. Exhibits

Metropolitan

Life Separate Account UL Part C: Other Information

(a)	Resolution of the Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-47927) filed April 30, 1997.)

(b)	Not Applicable

(c) (i)	Form of Selected Broker Agreement (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(ii)	Schedule of Sales Commissions (Incorporated by reference from “Sales and Administration of the Policies” in the Prospectuses included herein and “Distribution of the Policies” in the Statement of Additional Information.) (Filed Herewith.)

(iii)	Form of Retail Sales Agreement (Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 26, 2006.)

(iv)	Amended and Restated Principal Underwriting Agreement with MLIDC dated October 1, 2018 (incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E, File No. 333-52366/811-04001, filed April 23, 2019).

(v)	Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

(vi)	Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d) (i)	Specimen Flexible Premium Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(ii)	Alternative pages required by state law (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(iii)	Endorsement for calculation of minimum death benefit using the Cash Value Accumulation test (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(iv)	Accelerated Death Benefit and Zero Cost Loan Riders (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033- 57320) filed on April 30, 1997.)

(v)	Yearly Renewable Term Rider (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)

(vi)	Refund of sales load rider (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)

(vii)	Amended Policy Specifications Page indicating alternate premium expense charges (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 26, 1996.)

(viii)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 22, 2002.)

(ix)	Term Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 30, 2004.)

(e)	Amended Application Forms for Policy and Form of Receipt (including State variations) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 30, 1997.)

(f) (i)	Restated Charter and By-Laws of Metropolitan Life (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6 (File No. 333- 40161) filed April 6, 2000.)

(ii)	Amended and Restated By-Laws of Metropolitan Life (Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008.)

(g)	Reinsurance Contracts (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 033-47927) filed April 30, 2004.)

(h) (i)	Participation Agreements with INVESCO Variable Investment Funds, Inc., Janus Aspen Series and Templeton Variable Products Series Fund (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed April 23, 1999.)

(ii)	Participation Agreements with Alliance Variable Product Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form S-6 (File No. 033-57320) filed September 18, 2000.)

(iii)	Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333- 83716) filed March 5, 2002.)

(iv)	Participation Agreement with Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 26 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 002-90380) filed April 30, 1997.)

(v)	Supplemental Agreements with Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement (File No. 033-57320) filed September 18, 2000.)

(vi)	Participation Agreements with AIM Variable Insurance Funds, American Century, Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS Variable Insurance Trust and Wells Fargo Variable Trust. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement (File No. 033-57320) filed April 30, 2004.)

(vii)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance Company (8/31/07) (Incorporation herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.)

(viii)	Amended and Restated Participation Agreement and First Amendment with Fidelity Variable Insurance Products Funds I, II, III, IV and V (Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 18, 2008.)

(ix)	Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and metropolitan Life Insurance Company dated April 30, 2001. (Incorporated herein by reference to Metropolitan Separate Account E’s Registration Statement on Form N-4 (333-52366) filed August 3, 2001.)

(x)	First & Second Amendments to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 16, 2009.)

(xi)	Amendments to the Participation Agreements with AIM/Invesco, American Century, American Funds, Fidelity, Franklin Templeton, Legg Mason, and Royce (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2011.)

(xii)	Amendments to the Participation Agreements with AllianceBernstein Variable Products Series Fund, Inc., Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Met Investors Series Trust, Metropolitan Series Fund, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Pioneer Variable Contracts Trust (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(xiii)	Amendments to the Participation Agreements with Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust (Incorporated herein by reference to Post-Effective No. 26 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 11, 2013.)

(xiv)	Amendments to the Participation Agreements with Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series and Legg Mason Partners Variable Equity Trust and Legg Mason Partners Variable Income Trust (Incorporated herein by reference to Post-Effective No. 27 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 11, 2014.)

(xv)	Participation Agreement and Amendments among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management and Metropolitan Life insurance Company and the Participation Agreement among PIMCO Variable Insurance Trust and Metropolitan Life insurance Company (Incorporated herein by reference to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed August 28, 2014.)

(xvi)	Amendment to the Participation Agreement among PIMCO Variable Insurance Trust and Metropolitan Life insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed November 10, 2014.)

(xvii)	Participation Agreement with Putnam Variable Trust (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6 (File No. 333-80393) filed September 1, 1999.)

(xviii)	Participation Agreement with Royce Capital Fund (Incorporated herein by reference to Post-Effective No. 28 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 15, 2015.)

(xix)	Participation Agreement among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and Metropolitan Life Insurance Company dated November 7, 2014. (Incorporated herein by reference to Post-Effective No. 28 to the Registrant’s Registration Statement on Form N-6 (File No. 033-57320) filed April 15, 2015.)

(xx)	Amendment No. 4 to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and Metropolitan Life Insurance Company dated November 19, 2014. (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Separate Account E’s Registration Statement on Form N-4 (333-176654) filed April 13, 2016.)

(xxi)	Amendment to the Participation Agreement between Franklin Templeton Variable Insurance Products Trust and Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective No. 9 to the Registrant’s Registration Statement on Form N-6 (File No. 333- 147508) filed April 14, 2016.)

(xxii)	Amendment No. 5 dated May 1, 2015 to the Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management and Metropolitan Life insurance Company and Metropolitan Life insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198448) filed April 13, 2016.)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Marie C. Swift as to the legality of the securities being registered (Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-6 (033-57320) filed April 28, 2005.)

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (Filed herewith)

(o)	Not Applicable

(p)	Not Applicable

(q) (i)	Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement (File No. 033-57320) filed on April 30, 1997.)

(r)	Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No. 333-234816) filed on November 22, 2019.)

Item 27. Directors and Officers of Depositor

Name and Principal Business Address	Positions and Offices with Depositor

R. Glenn Hubbard	Chairman of the Board and Director

Chairman of the Board, MetLife, Inc.

Dean Emeritus and Russell L. Carson Professor

of Economics and Finance, Graduate School of

Business, and Professor of Economics, Faculty

of Arts and Sciences, Columbia University

200 Park Avenue

New York, NY 10166

Michel A. Khalaf	President and Chief Executive Officer and Director
President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166

Cheryl W. Grise	Director
Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166

Carlos M. Gutierrez	Director
Co-Chair, The Albright Stonebridge Group 200 Park Avenue New York, NY 10166

Gerald L. Hassell	Director
Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166

David L. Herzog	Director
Former Chief Financial Officer and Executive Vice President of American International Group 200 Park Avenue New York, NY 10166

Edward J. Kelly, III	Director
Former Chairman, Institutional Clients Group, Citigroup, Inc. 200 Park Avenue New York, NY 10166

William E. Kennard	Director
Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166

James M. Kilts	Director
Founding Partner, Centerview Capital 3 Greenwich Office Park, 2nd Floor Greenwich CT 06831

Catherine R. Kinney	Director
Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166

Diana McKenzie	Director
Former Chief Information Officer of Workday, Inc. 200 Park Avenue New York, NY 10166

Denise M. Morrison	Director
Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103

Mark A. Weinberger	Director
Former Global Chairman and Chief Executive Officer of EY Company 200 Park Avenue New York, NY 10166

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

Name and Principal Business Address	Positions with Depositor

Michel A. Khalaf	President and Chief Executive Officer

Marlene Debel	Executive Vice President and Chief Risk Officer

Karl R. Erhardt	Executive Vice President and Chief Auditor

Stephen W. Gauster	Executive Vice President and General Counsel

Esther Lee	Executive Vice President, Global Chief Marketing Officer

John Dennis McCallion	Executive Vice President and Chief Financial Officer and Treasurer

William Pappas	Executive Vice President, Global Technology & Operations

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Rebecca Tadikonda	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

MetLife, Inc. Organizational Chart 12-31-19

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2019

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	EntreCap Real Estate II LLC (DE)

a)	PREFCO Dix-Huit LLC (CT)

b)	PREFCO X Holdings LLC (CT)

c)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

d)	PREFCO Vingt LLC (CT)

e)

PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

2.	Plaza Drive Properties LLC (DE)

3.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

4.	MetLife Assignment Company, Inc. (DE)

PLAZA DRIVE PROPERTIES SUBLANDLORD, LLC (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

1

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)

Long Island Solar Farm LLC (“LISF”)(DE) - 9.61% membership interest is held by a third party and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital, Limited Partnership has 100% beneficial interest.

ii)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	White Oak Royalty Company (OK)

23.	500 Grant Street GP LLC (DE)

24.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

25.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

26.	MetLife Retirement Services LLC (NJ)

27.	Euro CL Investments, LLC (DE)

28.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

29.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

30.	MetLife Properties Ventures, LLC (DE)

31.	Housing Fund Manager, LLC (DE)

a)

MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

b)

MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

c)

MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

32.	MLIC Asset Holdings LLC (DE)

33.	85 Broad Street Mezzanine LLC (DE)

34.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

35.	ML Bridgeside Apartments LLC (DE)

36.	MetLife Chino Member, LLC (DE)

37.	MLIC CB Holdings LLC (DE)

38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

39.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

40.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

2

41.	1201 TAB Manager, LLC (DE)

42.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

43.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

44.	1001 Properties, LLC (DE)

45.	6104 Hollywood, LLC (DE)

46.	Boulevard Residential, LLC (DE)

47.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

48.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

49.	Marketplace Residences, LLC (DE)

50.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

51.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

52.	Haskell East Village, LLC (DE)

53.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

54.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

55.	ML Terraces, LLC (DE)

56.	Chestnut Flats Wind, LLC (DE)

57.	MetLife 425 MKT Member, LLC (DE)

58.	MetLife OFC Member, LLC (DE)

59.	MetLife THR Investor, LLC (DE)

60.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

61.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

62.	MetLife CB W/A, LLC (DE)

63.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

64.	10700 Wilshire, LLC (DE)

65.	Viridian Miracle Mile, LLC (DE)

66.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

67.	MetLife OBS Member, LLC (DE)

68.	MetLife 1007 Stewart, LLC (DE)

69.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

70.	MetLife Treat Towers Member, LLC (DE)

71.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

72.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

73.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

74.	Buford Logistics Center, LLC (DE)

75.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

76.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

77.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

78.	MetLife ConSquare Member, LLC (DE)

79.	MetLife Ontario Street Member, LLC (DE)

80.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

81.	MetLife Member Solaire, LLC (DE)

82.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

83.	MetLife Property Ventures Canada ULC (Canada)

84.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

85.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

86.	MetLife Boro Station Member, LLC (DE)

87.	MetLife 8280 Member, LLC (DE)

88.	Southcreek Industrial Holdings, LLC (DE)

89.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

90.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

3

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

4

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

ii)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

iii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iv)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

v)	MetLife Investment Management Limited (United Kingdom)

vi)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vii)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

viii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

ix)	MetLife Innovation Centre Limited (Ireland)

x)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

xi)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL Feeder (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife BL Feeder, LP (DE) - MetLife BL Feeder, LP is an investor in the Fund. The following affiliate holds a limited partnership interest in the feeder: Metropolitan Life Insurance Company (49.26%). In addition, there is one third party investor (50.74%).

cc)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xii)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xiii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	MetLife Limited (Hong Kong)

i)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

5

18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

6

Item 29. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a)

MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Two

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices with Underwriter

Derrick Kelson	Director, Chairman of the Board, President and Chief Executive
200 Park Avenue	Officer
New York, NY 10166

Elisabeth Bedore	Vice President, Chief Compliance Officer
One MetLife Way
Whippany, NJ 07981

Kelli Buford	Secretary
200 Park Avenue
New York, NY 10166

Frank Cassandra	Director, Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Bradd Chignoli	Director, Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Charles Connery	Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Dina Lumerman	Director, Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Justin Saudo	Vice President and Chief Information Security Officer
200 Park Avenue
New York, NY 10166

Thomas Schuster	Director, Senior Vice President
200 Park Avenue
New York, NY 10166

Stuart Turetsky	Chief Financial Officer
18210 Crane Nest Dr
Tampa FL, 33647

Robin Wagner	Legal Officer
200 Park Avenue
New York, NY 10166

(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$919,701	$0	$0	$0

Item 31. Location of Accounts and Records

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166

(d)	MetLife

18210 Crane Nest Drive

Tampa, FL 33647

Item 32. Management Services

Not applicable

Item 33. Fee Representation

Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the town of Westfield and the State of New Jersey, on April 23, 2020.

Metropolitan Life Separate Account UL

By:	Metropolitan Life Insurance Company

By:	/s/ Sabrina K. Model
Sabrina K. Model Vice President

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the town of Westfield and the State of New Jersey on April 23, 2020.

Metropolitan Life Insurance Company

BY:	/s/ Sabrina K. Model
Sabrina K. Model Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 23, 2020.

SIGNATURE	TITLE

*	Chairman of the Board and Director
R. Glenn Hubbard

*	President and Chief Executive Officer and Director
Michel A. Khalaf

*	Executive Vice President and Chief Financial Officer
John Dennis McCallion	and Treasurer

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Director
Cheryl W. Grisé

*	Director
Carlos M. Gutierrez

*	Director
Gerald L. Hassell

*	Director
David L. Herzog

*	Director
Edward J. Kelly, III

*	Director
William E. Kennard

*	Director
James M. Kilts

*	Director
Catherine R. Kinney

*	Director
Diana McKenzie

*	Director
Denise M. Morrison

*	Director
Mark A. Weinberger

By:	/s/Robin Wagner
Robin Wagner Attorney-in-fact

*Executed by Robin Wagner on behalf of those indicated pursuant to powers of attorney.

Exhibit Index

(n)	Consent of Independent Registered Public Accounting Firm